SEC. File Nos. 033-32785

811-05888

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 62

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 65

____________________

SMALLCAP WORLD FUND, INC.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive
Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

____________________

Michael W. Stockton, Secretary

SMALLCAP World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

____________________

Copies to:

Mark D. Perlow

Dechert LLP

One Bush Street, Suite 1600

San Francisco, California 94104

(Counsel for the Registrant)

____________________

Approximate date of proposed public offering:

It is proposed that this filing become effective on October 30, 2020, pursuant to paragraph (b) of Rule 485.

SMALLCAP World Fund® Prospectus October 30, 2020

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1
	SMCWX	SCWCX	TSFFX	SCWFX	SMCFX	SFCWX	CSPAX	CSPCX	CSPEX	TWSFX	CSPFX
Class	529-F-2	529-F-3	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	FSWFX	FSFWX	RSLAX	RSLBX	RSEBX	RSLCX	RSLEX	RSLDX	RSLFX	RLLGX

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 35 of the prospectus and on page 75 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or service (12b-1) fees	0.26	1.00	0.25	0.25	none	none	0.23
Other expenses[2]	0.20	0.20	0.19	0.22	0.17	0.07	0.25
Total annual fund operating expenses	1.08	1.82	1.06	1.09	0.79	0.69	1.10

Share class:	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.25[2]	none	none	1.00
Other expenses	0.26[2]	0.18[2]	0.24[2]	0.25[2]	0.20[3]	0.12[3]	0.19[2]
Total annual fund operating expenses	1.88	1.30	1.11	1.12	0.82	0.74	1.81

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or service (12b-1) fees	0.75	0.60	0.50	0.25	none	none	none
Other expenses[2]	0.41	0.27	0.21	0.16	0.21	0.11	0.06
Total annual fund operating expenses	1.78	1.49	1.33	1.03	0.83	0.73	0.68

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Restated to reflect current fees.

3 Based on estimated amounts for the current fiscal year.

SMALLCAP World Fund / Prospectus     1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
1 year	$679	$285	$355	$111	$81	$70	$458	$291	$132	$360	$114	$84	$76	$184
3 years	899	573	579	347	252	221	687	591	412	594	356	262	237	569
5 years	1,136	985	820	601	439	384	935	1,016	713	846	617	455	411	980
10 years	1,816	1,943	1,512	1,329	978	859	1,643	1,724	1,568	1,568	1,363	1,014	918	2,127

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$181	$152	$135	$105	$85	$75	$69		1 year	$185	$191
3 years	560	471	421	328	265	233	218		3 years	573	591
5 years	964	813	729	569	460	406	379		5 years	985	1,016
10 years	2,095	1,779	1,601	1,259	1,025	906	847		10 years	1,943	1,724

2

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 39% of the average value of its portfolio. Except where the context indicates otherwise, all references to “the most recent fiscal year” in this prospectus refer to the fiscal year ended September 30, 2019. Information for the fiscal year ended September 30, 2020 will be included in a prospectus that will be issued in December 2020.

Principal investment strategies Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the

2     SMALLCAP World Fund / Prospectus

investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including

SMALLCAP World Fund / Prospectus     3

social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause

4     SMALLCAP World Fund / Prospectus

the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Small-/Mid-Cap Funds Average includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. The Consumer Price Index provides a comparison of the fund’s results to inflation. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Investment results for Class 529-F-2 and Class 529-F-3 shares will be shown after these share classes have had annual returns for at least one calendar year. Class 529-F-2 and Class 529-F-3 shares will invest in the same securities as the other share classes of the fund but their results may vary from that of other share classes based on their respective fees and expenses. If expenses of the Class 529-F-2 and Class 529-F-3 are higher, then results would be lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

SMALLCAP World Fund / Prospectus     5

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	4/30/1990	23.25%	8.90%	10.16%	9.59%
− After taxes on distributions		22.10	7.81	9.19	N/A
− After taxes on distributions and sale of fund shares		14.66	6.87	8.20	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	3/15/2001	28.79%	9.33%	10.11%	8.50%
F-1	3/15/2001	30.72	10.17	10.80	8.87
F-2	8/1/2008	31.12	10.49	11.11	9.15
F-3	1/27/2017	31.28	N/A	N/A	13.59
529-A	2/19/2002	26.13	9.34	10.35	9.52
529-C	2/20/2002	28.74	9.28	10.30	9.43
529-E	3/15/2002	30.47	9.89	10.48	9.05
529-F-1	9/17/2002	31.00	10.36	10.97	11.36
R-1	6/19/2002	29.82	9.37	9.98	9.17
R-2	5/31/2002	29.84	9.39	9.99	8.84
R-2E	8/29/2014	30.21	9.78	N/A	8.83
R-3	6/20/2002	30.41	9.88	10.48	9.70
R-4	7/24/2002	30.80	10.22	10.84	11.04
R-5E	11/20/2015	31.08	N/A	N/A	11.70
R-5	5/15/2002	31.20	10.55	11.18	9.81
R-6	5/1/2009	31.26	10.60	11.23	14.22

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
MSCI All Country World Small Cap Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	24.65%	7.85%	9.71%	N/A
Lipper Global Small-/Mid-Cap Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	25.77	8.26	9.74	9.02%
Consumer Price Index	2.29	1.82	1.75	N/A

6     SMALLCAP World Fund / Prospectus

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management

Investment adviser Capital Research and Management CompanySM
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser

Brady L. Enright Senior Vice President and Director	16 years	Partner – Capital World Investors
Julian N. Abdey Co-President	9 years	Partner – Capital International Investors
Jonathan Knowles Co-President	21 years	Partner– Capital World Investors
Gregory W. Wendt Co-President	13 years	Partner – Capital Research Global Investors
Peter Eliot Senior Vice President	8 years	Partner – Capital International Investors
Bradford F. Freer Senior Vice President	13 years	Partner – Capital Research Global Investors
Leo Hee Senior Vice President	8 years	Partner – Capital World Investors
Roz Hongsaranagon Senior Vice President	7 years	Partner – Capital World Investors
Harold H. La Senior Vice President	8 years	Partner – Capital Research Global Investors
Dimitrije Mitrinovic Senior Vice President	4 years	Partner – Capital World Investors
Aidan O’Connell Senior Vice President	8 years	Partner – Capital Research Global Investors
Samir Parekh Senior Vice President	5 years	Partner – Capital International Investors
Andraz Razen Senior Vice President	11 years	Partner – Capital World Investors
Renaud H. Samyn Senior Vice President	2 years	Partner – Capital Research Global Investors

Dylan Yolles Senior Vice President	5 years	Partner — Capital International Investors

Michael Beckwith Vice President	1 year	Vice President — Capital Research Global Investors

SMALLCAP World Fund / Prospectus     7

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

8     SMALLCAP World Fund / Prospectus

Investment objective, strategies and risks The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. This policy is subject to change only upon 60 days’ written notice to shareholders. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s daily cash balance may be invested in one or more money market or similar funds managed by the investment adviser or its affiliates (“Central Funds”). Shares of Central Funds are not offered to the public and are only purchased by the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and

SMALLCAP World Fund / Prospectus     9

competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The following are principal risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of

10     SMALLCAP World Fund / Prospectus

price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the fund.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region,

SMALLCAP World Fund / Prospectus     11

industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Lending of portfolio securities – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

12     SMALLCAP World Fund / Prospectus

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results are not shown. The Lipper Global Small-/Mid-Cap Funds Average is composed of funds that invest at least 75% of their equity assets in companies both inside and outside of the United States with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

SMALLCAP World Fund / Prospectus     13

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of directors is contained in the fund’s annual report to shareholders for the fiscal year ended September 30, 2019.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

Portfolio holdings Portfolio holdings information for the fund is available on our website at capitalgroup.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

14     SMALLCAP World Fund / Prospectus

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund

Brady L. Enright	Investment professional for 29 years in total; 24 years with Capital Research and Management Company or affiliate	16 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Julian N. Abdey	Investment professional for 25 years in total; 18 years with Capital Research and Management Company or affiliate	9 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Jonathan Knowles	Investment professional for 29 years, all with Capital Research and Management Company or affiliate	21 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Gregory W. Wendt	Investment professional for 33 years, all with Capital Research and Management Company or affiliate	13 years (plus 23 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Peter Eliot	Investment professional for 25 years in total; 16 years with Capital Research and Management Company or affiliate	8 years (plus 6 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Bradford F. Freer	Investment professional for 28 years in total; 27 years with Capital Research and Management Company or affiliate	13 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager

SMALLCAP World Fund / Prospectus     15

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund

Leo Hee	Investment professional for 27 years in total; 16 years with Capital Research and Management Company or affiliate	8 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Roz Hongsaranagon	Investment professional for 18 years, all with Capital Research and Management Company or affiliate	7 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Harold H. La	Investment professional for 23 years in total; 22 years with Capital Research and Management Company or affiliate	8 years (plus 13 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Dimitrije Mitrinovic	Investment professional for 18 years in total; 13 years with Capital Research and Management Company or affiliate	4 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Aidan O’Connell	Investment professional for 22 years in total; 16 years with Capital Research and Management Company or affiliate	8 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Samir Parekh	Investment professional for 24 years in total; 14 years with Capital Research and Management Company or affiliate	5 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Andraz Razen	Investment professional for 22 years in total; 16 years with Capital Research and Management Company or affiliate	11 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Renaud H. Samyn	Investment professional for 19 years, all with Capital Research and Management Company or affiliate	2 years (plus 15 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager

16     SMALLCAP World Fund / Prospectus

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund

Dylan Yolles	Investment professional for 23 years in total; 21 years with Capital Research and Management Company or affiliate	5 years (plus 9 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Michael Beckwith	Investment professional for 19 years in total; 2 year with Capital Research and Management Company or affiliate	1 year	Serves as an equity portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial professional or retirement plan recordkeeper for more information.

SMALLCAP World Fund / Prospectus     17

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

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Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class A, C, T or F shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F shares, (ii) Class F shares refer to Class F-1, F-2 and F-3 shares and (iii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds U.S. Government Money Market FundSM on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g. the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. The fund has adopted procedures for making fair value determinations if market

SMALLCAP World Fund / Prospectus     19

quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares automatically convert to Class 529-A shares, in the month of the 5-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class A shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and

20     SMALLCAP World Fund / Prospectus

normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2, F-3, 529-F-2 and 529-F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2, F-3, 529-F-2 or 529-F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, upon approval by an officer of the fund’s investment adviser, Class F-3 shares (but not Class 529-F-3 shares) are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by Capital Research and Management Company. You may open this type of account and purchase Class 529 shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by Capital Research and Management Company. Class 529-A, 529-C, 529-T and 529-F shares are structured similarly to the corresponding Class A, C, T and F shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are not available to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

SMALLCAP World Fund / Prospectus     21

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in American Funds Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. Minimums are currently waived for purchases of Class F-2 and F-3 shares held under fee-based programs. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in

22     SMALLCAP World Fund / Prospectus

this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial professional before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Funds will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of another American Funds will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

SMALLCAP World Fund / Prospectus     23

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

· Redemptions by telephone, fax or the Internet (including American FundsLine® and capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions by monitoring the fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of

24     SMALLCAP World Fund / Prospectus

overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the fund’s articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of directors. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

SMALLCAP World Fund / Prospectus     25

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

Under the fund’s frequent trading policy, certain trading activity will not be treated as frequent trading, such as:

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

26     SMALLCAP World Fund / Prospectus

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

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Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

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Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F shares are available, as applicable, (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares (but not Class 529-F-3 shares) are also available to institutional investors, which include, but are not limited to, charitable organizations,

SMALLCAP World Fund / Prospectus     29

governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

30     SMALLCAP World Fund / Prospectus

Sales charges

Class A and 529-A shares The initial sales charge you pay each time you buy Class A or 529-A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Class 529-A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A or 529-A shares may be higher or lower than the 1% charge described below due to rounding.

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Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus; and

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial professional may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial professional. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law

32     SMALLCAP World Fund / Prospectus

and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

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Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your financial professional for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

34     SMALLCAP World Fund / Prospectus

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial professional or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial professional.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

SMALLCAP World Fund / Prospectus     35

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-

36     SMALLCAP World Fund / Prospectus

reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all American Funds share classes (excluding

SMALLCAP World Fund / Prospectus     37

American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

38     SMALLCAP World Fund / Prospectus

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

SMALLCAP World Fund / Prospectus     39

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

40     SMALLCAP World Fund / Prospectus

To have your Class A or C contingent deferred sales charge waived, you must inform your financial professional or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Other sales charge waivers Purchases of Class A and 529-A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may (i) offer 529-A shares purchased through a rollover from another 529 plan at net asset value (“529 rollover”), (ii) invest a recontribution of a refunded qualified education expense in 529-A shares without a sales charge (“refunded 529 expense”) or (iii) extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus, 529 rollovers, refunded 529 expenses and waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the Appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms shares purchased through a 529 rollover, refunded 529 expense or a waived RMD reinvestment are available at net asset value.

For accounts held with the fund’s transfer agent, purchases of shares through 529 rollovers, refunded 529 expenses and waived RMD reinvestments are not subject to sales charges. If you have any questions, ask your financial professional whether Class A or 529-A shares purchased through these policies are available without a sales charge.

Recontributions or waived RMD investments distributed from Class 529-C or Class C shares will be reinvested in the same share class from which the distribution was made. In addition, any contingent deferred sales change paid on Class 529-A/Class A and Class 529-C/Class C share distributions under these policies will be credited to your account when reinvested.

Waivers of all or a portion of the contingent deferred sales charge on Class C and 529-C shares and the sales charge on Class A and 529-A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

SMALLCAP World Fund / Prospectus     41

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-

42     SMALLCAP World Fund / Prospectus

sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

SMALLCAP World Fund / Prospectus     43

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of directors. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class T, F-1, 529-A, 529-T, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

44     SMALLCAP World Fund / Prospectus

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to no more than the top 60 dealers (or their affiliates) with which it has a substantive distribution relationship involving the sale of American Funds. The amount will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Eligible assets are all American Funds assets other than Class R shares, Class F-3 shares, Class F shares held in IRAs and shares held in certain retirement accounts. Dealers may direct American Funds Distributors to exclude additional assets. In addition to the asset-based payment, American Funds Distributors provides $5 million to certain firms based on their engagement with American Funds Distributors and the level of American Funds assets under management at each such firm to recognize the commitment each of those firms has made to collaborating with American Funds Distributors on achieving advisor training and education objectives.

In 2019, American Funds Distributors paid this amount to the following firms:

Edward Jones	Morgan Stanley Wealth Management
LPL Financial LLC	Raymond James Group
Merrill Lynch, Pierce, Fenner & Smith	Wells Fargo Advisors

American Funds Distributors compensates the firms to support various efforts, including, among other things, to:

· help defray the costs incurred by qualifying dealers in connection with efforts to educate financial professionals about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs;

· help defray the costs associated with the dealer firms’ provision of account related services and activities and support the dealer firms’ distribution activities; and

· support meetings, conferences or other training and educational events hosted by the firm, and obtain relevant data regarding financial professional activities to facilitate American Funds Distributors’ training and education activities.

American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) perform the due diligence necessary to include American Funds on their platform, (2) not provide financial professionals, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (3) provide opportunities for their clients to obtain individualized advice, (4) provide American Funds Distributors broad access to their financial professionals and product platforms and work together on mutual business objectives, and (5) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

Separately, American Funds Distributors has identified certain firms that provide a self-directed platform for the public as well as clearing, custody and recordkeeping services for certain other intermediaries. In lieu of the formula described above, these firms receive up to .018% of assets under administration (excluding assets where the firm acts

SMALLCAP World Fund / Prospectus     45

as a fiduciary and Class R shares). Firms may direct American Funds Distributors to exclude additional assets.

In addition to compensation through the formulas described above, American Funds Distributors provides compensation for, among other things, data (including fees to obtain information on financial professionals to better tailor training and education opportunities), account-related services, and operational improvements. American Funds Distributors estimates that in 2019 for the firms listed below, the compensation for such information and services was approximately:

Charles Schwab & Co. Inc.	$3,600,000
Commonwealth Financial Network	$50,000
Fidelity Investments	$3,200,000
LPL Financial LLC	$1,100,000
Morgan Stanley Wealth Management	$3,600,000
Northwestern Mutual Investment Services LLC	$75,000
PNC Network	$50,000
UBS Financial Services Inc.	$300,000
Wells Fargo Advisors	$450,000

American Funds Distributors also pays expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial professionals and shareholders about American Funds.

American Funds Distributors pays the recordkeepers listed below up to $1 million annually for product services, platform consideration, participation at recordkeeper-sponsored events and co-branding and other marketing services. The amount of the payment is based on the level of services and the access provided by the recordkeeper.

Empower (Great West Life & Annuity Insurance Company)	John Hancock

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to compensation received.

46     SMALLCAP World Fund / Prospectus

Fund expenses Note that, unless otherwise stated, references to Class A, C, T and F shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class A, C, T, F, R and 529 shares (which could be increased as noted above) for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

SMALLCAP World Fund / Prospectus     47

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 and Class 529-F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares (and the corresponding Class 529 shares) are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

Fee to Virginia529 For Class 529 shares, an expense of up to a maximum of .09% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

48     SMALLCAP World Fund / Prospectus

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years (and for the six months ended March 31, 2020). Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements from Capital Research and Management Company. For more information about these reimbursements, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table (other than information for the six months ended March 31, 2020) has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request. The information for the six-month period presented has been derived from the fund's unaudited financial statements and includes all adjustments that management considers necessary for a fair presentation of such information for the period presented.

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments [4]		Ratio of expenses to average net assets after reimburse- ments [3,4]		Ratio of net (loss) income to average net assets[3]
Class A:
3/31/2020[5,6]	$55.24	$(.05)	$(7.15)	$(7.20)	$—	$(2.49)	$(2.49)	$45.55	(14.03)%[7]	$19,356		1.06%[8]		1.06%[8]		(.18)%[8]
9/30/2019	60.19	.05	(1.69)	(1.64)	—	(3.31)	(3.31)	55.24	(1.37)	23,203		1.06		1.06		.09
9/30/2018	55.60	.04	7.05	7.09	—	(2.50)	(2.50)	60.19	13.13	24,203		1.04		1.04		.06
9/30/2017	47.24	.07	8.45	8.52	(.16)	—	(.16)	55.60	18.11	21,383		1.07		1.07		.14
9/30/2016	45.04	.04	4.99	5.03	—	(2.83)	(2.83)	47.24	11.72	18,762		1.10		1.10		.08
9/30/2015	48.66	.04	1.09	1.13	—	(4.75)	(4.75)	45.04	2.25	16,882		1.07		1.07		.08
Class C:
3/31/2020[5,6]	47.42	(.22)	(6.02)	(6.24)	—	(2.49)	(2.49)	38.69	(14.33)[7]	512		1.80	[8]	1.80	[8]	(.91)[8]
9/30/2019	52.63	(.32)	(1.58)	(1.90)	—	(3.31)	(3.31)	47.42	(2.13)	673		1.82		1.82		(.68)
9/30/2018	49.30	(.38)	6.21	5.83	—	(2.50)	(2.50)	52.63	12.23	807		1.83		1.83		(.74)
9/30/2017	42.08	(.29)	7.51	7.22	—	—	—	49.30	17.16	810		1.87		1.87		(.66)
9/30/2016	40.73	(.29)	4.47	4.18	—	(2.83)	(2.83)	42.08	10.82	824		1.90		1.90		(.73)
9/30/2015	44.77	(.32)	1.03	.71	—	(4.75)	(4.75)	40.73	1.45	847		1.87		1.87		(.73)
Class T:
3/31/2020[5,6]	55.54	.02	(7.20)	(7.18)	—	(2.49)	(2.49)	45.87	(13.92)[7,9]	—	[10]	.81	[8,9]	.81	[8,9]	.08 [8,9]
9/30/2019	60.35	.18	(1.68)	(1.50)	—	(3.31)	(3.31)	55.54	(1.14)[9]	—	[10]	.82	[9]	.82	[9]	.33 [9]
9/30/2018	55.64	.15	7.06	7.21	—	(2.50)	(2.50)	60.35	13.36 [9]	—	[10]	.85	[9]	.85	[9]	.25 [9]
9/30/2017[5,11]	49.61	.13	5.90	6.03	—	—	—	55.64	12.15 [7,9]	—	[10]	.42	[7,9]	.42	[7,9]	.25 [7,9]

SMALLCAP World Fund / Prospectus 49

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments [4]		Ratio of expenses to average net assets after reimburse- ments [3,4]		Ratio of net (loss) income to average net assets[3]
Class F-1:
3/31/2020[5,6]	$54.51	$(.05)		$(7.05)	$(7.10)	$—	$(2.49)	$(2.49)	$44.92	(14.04)%[7]	$563	1.08%[8]		1.08%[8]		(.19)%[8]
9/30/2019	59.47	.03		(1.68)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	703	1.10		1.10		.05
9/30/2018	55.00	—	[12]	6.97	6.97	—	(2.50)	(2.50)	59.47	13.06	770	1.09		1.09		.01
9/30/2017	46.74	.05		8.36	8.41	(.15)	—	(.15)	55.00	18.06	792	1.10		1.10		.11
9/30/2016	44.60	.03		4.94	4.97	—	(2.83)	(2.83)	46.74	11.69	718	1.11		1.11		.07
9/30/2015	48.23	.04		1.08	1.12	—	(4.75)	(4.75)	44.60	2.25	662	1.07		1.07		.08
Class F-2:
3/31/2020[5,6]	56.26	.03		(7.31)	(7.28)	—	(2.49)	(2.49)	46.49	(13.91)[7]	4,154.79		[8]	.79	[8]	.09	[8]
9/30/2019	61.07	.20		(1.70)	(1.50)	—	(3.31)	(3.31)	56.26	(1.12)	4,909.80			.80		.36
9/30/2018	56.24	.20		7.13	7.33	—	(2.50)	(2.50)	61.07	13.41	4,459.78			.78		.34
9/30/2017	47.80	.19		8.54	8.73	(.29)	—	(.29)	56.24	18.40	2,894.82			.82		.38
9/30/2016	45.42	.16		5.05	5.21	—	(2.83)	(2.83)	47.80	12.03	2,118.82			.82		.36
9/30/2015	48.92	.17		1.08	1.25	—	(4.75)	(4.75)	45.42	2.50	1,487.82			.82		.35
Class F-3:
3/31/2020[5,6]	55.80	.06		(7.25)	(7.19)	—	(2.49)	(2.49)	46.12	(13.87)[7]	1,936.69		[8]	.69	[8]	.20	[8]
9/30/2019	60.54	.25		(1.68)	(1.43)	—	(3.31)	(3.31)	55.80	(1.02)	2,153.70			.70		.46
9/30/2018	55.74	.24		7.06	7.30	—	(2.50)	(2.50)	60.54	13.49	1,856.71			.71		.41
9/30/2017[5,13]	47.93	.25		7.56	7.81	—	—	—	55.74	16.30 [7]	1,221.71		[8]	.71	[8]	.70	[8]
Class 529-A:
3/31/2020[5,6]	54.51	(.06)		(7.04)	(7.10)	—	(2.49)	(2.49)	44.92	(14.04)[7]	1,120	1.09	[8]	1.09	[8]	(.20)[8]
9/30/2019	59.47	.02		(1.67)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	1,337	1.12		1.12		.03
9/30/2018	55.01	—	[12]	6.96	6.96	—	(2.50)	(2.50)	59.47	13.05	1,430	1.11		1.11		—	[14]
9/30/2017	46.74	.04		8.36	8.40	(.13)	—	(.13)	55.01	18.03	1,195	1.13		1.13		.08
9/30/2016	44.63	—	[12]	4.94	4.94	—	(2.83)	(2.83)	46.74	11.64	1,024	1.17		1.17		—	[14]
9/30/2015	48.29	—		1.09	1.09	—	(4.75)	(4.75)	44.63	2.16	943	1.15		1.15		—

50 SMALLCAP World Fund / Prospectus

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments [4]		Ratio of expenses to average net assets after reimburse- ments [3,4]		Ratio of net (loss) income to average net assets[3]
Class 529-C:
3/31/2020[5,6]	$48.35	$(.23)	$(6.16)	$(6.39)	$—	$(2.49)	$(2.49)	$39.47	(14.36)%[7]	$142		1.83%[8]		1.83%[8]		(.95)%[8]
9/30/2019	53.60	(.34)	(1.60)	(1.94)	—	(3.31)	(3.31)	48.35	(2.17)	185		1.86		1.86		(.72)
9/30/2018	50.18	(.42)	6.34	5.92	—	(2.50)	(2.50)	53.60	12.19	230		1.88		1.88		(.81)
9/30/2017	42.85	(.32)	7.65	7.33	—	—	—	50.18	17.11	314		1.91		1.91		(.70)
9/30/2016	41.45	(.31)	4.54	4.23	—	(2.83)	(2.83)	42.85	10.78	286		1.96		1.96		(.78)
9/30/2015	45.50	(.35)	1.05	.70	—	(4.75)	(4.75)	41.45	1.37	274		1.93		1.93		(.78)
Class 529-E:
3/31/2020[5,6]	52.68	(.11)	(6.78)	(6.89)	—	(2.49)	(2.49)	43.30	(14.11)[7]	47		1.29	[8]	1.29	[8]	(.40)[8]
9/30/2019	57.73	(.09)	(1.65)	(1.74)	—	(3.31)	(3.31)	52.68	(1.64)	58		1.31		1.31		(.17)
9/30/2018	53.57	(.12)	6.78	6.66	—	(2.50)	(2.50)	57.73	12.82	64		1.32		1.32		(.22)
9/30/2017	45.53	(.06)	8.14	8.08	(.04)	—	(.04)	53.57	17.77	59		1.35		1.35		(.13)
9/30/2016	43.63	(.09)	4.82	4.73	—	(2.83)	(2.83)	45.53	11.39	53		1.38		1.38		(.21)
9/30/2015	47.41	(.11)	1.08	.97	—	(4.75)	(4.75)	43.63	1.95	49		1.38		1.38		(.23)
Class 529-T:
3/31/2020[5,6]	55.49	.01	(7.20)	(7.19)	—	(2.49)	(2.49)	45.81	(13.95)[7,9]	—	[10]	.86	[8,9]	.86	[8,9]	.03 [8,9]
9/30/2019	60.32	.15	(1.67)	(1.52)	—	(3.31)	(3.31)	55.49	(1.17)[9]	—	[10]	.87	[9]	.87	[9]	.28 [9]
9/30/2018	55.63	.13	7.06	7.19	—	(2.50)	(2.50)	60.32	13.30 [9]	—	[10]	.88	[9]	.88	[9]	.22 [9]
9/30/2017[5,11]	49.61	.12	5.90	6.02	—	—	—	55.63	12.13 [7,9]	—	[10]	.45	[7,9]	.45	[7,9]	.22 [7,9]
Class 529-F-1:
3/31/2020[5,6]	55.41	.01	(7.19)	(7.18)	—	(2.49)	(2.49)	45.74	(13.95)[7]	126.86			[8]	.86	[8]	.02 [8]
9/30/2019	60.26	.15	(1.69)	(1.54)	—	(3.31)	(3.31)	55.41	(1.22)	146.88				.88		.27
9/30/2018	55.58	.13	7.05	7.18	—	(2.50)	(2.50)	60.26	13.31	136.89				.89		.22
9/30/2017	47.23	.15	8.43	8.58	(.23)	—	(.23)	55.58	18.26	113.92				.92		.30
9/30/2016	44.98	.09	4.99	5.08	—	(2.83)	(2.83)	47.23	11.85	90.96				.96		.22
9/30/2015	48.53	.11	1.09	1.20	—	(4.75)	(4.75)	44.98	2.42	83.93				.93		.22

SMALLCAP World Fund / Prospectus 51

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments [4]		Ratio of expenses to average net assets after reimburse- ments [3,4]		Ratio of net (loss) income to average net assets[3]
Class R-1:
3/31/2020[5,6]	$49.08	$(.23)	$(6.26)	$(6.49)	$—	$(2.49)	$(2.49)	$40.10	(14.35)%[7]	$19		1.81%[8]		1.81%[8]		(.93)%[8]
9/30/2019	54.32	(.33)	(1.60)	(1.93)	—	(3.31)	(3.31)	49.08	(2.12)	24		1.82		1.82		(.68)
9/30/2018	50.79	(.38)	6.41	6.03	—	(2.50)	(2.50)	54.32	12.26	30		1.81		1.81		(.72)
9/30/2017	43.34	(.29)	7.74	7.45	—	—	—	50.79	17.19	30		1.83		1.83		(.63)
9/30/2016	41.85	(.28)	4.60	4.32	—	(2.83)	(2.83)	43.34	10.89	33		1.85		1.85		(.68)
9/30/2015	45.85	(.31)	1.06	.75	—	(4.75)	(4.75)	41.85	1.48	36		1.82		1.82		(.68)
Class R-2:
3/31/2020[5,6]	49.12	(.23)	(6.26)	(6.49)	—	(2.49)	(2.49)	40.14	(14.35)[7]	428		1.80	[8]	1.80	[8]	(.91)[8]
9/30/2019	54.36	(.31)	(1.62)	(1.93)	—	(3.31)	(3.31)	49.12	(2.12)	542		1.79		1.79		(.65)
9/30/2018	50.82	(.37)	6.41	6.04	—	(2.50)	(2.50)	54.36	12.28	619		1.79		1.79		(.70)
9/30/2017	43.35	(.27)	7.74	7.47	—	—	—	50.82	17.23	628		1.80		1.80		(.60)
9/30/2016	41.85	(.27)	4.60	4.33	—	(2.83)	(2.83)	43.35	10.89	616		1.84		1.84		(.67)
9/30/2015	45.84	(.29)	1.05	.76	—	(4.75)	(4.75)	41.85	1.53	632		1.79		1.79		(.65)
Class R-2E:
3/31/2020[5,6]	54.34	(.17)	(7.00)	(7.17)	—	(2.49)	(2.49)	44.68	(14.21)[7]	24		1.49	[8]	1.49	[8]	(.60)[8]
9/30/2019	59.52	(.18)	(1.69)	(1.87)	—	(3.31)	(3.31)	54.34	(1.82)	28		1.50		1.50		(.34)
9/30/2018	55.26	(.22)	6.98	6.76	—	(2.50)	(2.50)	59.52	12.61	24		1.50		1.50		(.38)
9/30/2017	47.07	(.14)	8.40	8.26	(.07)	—	(.07)	55.26	17.57	16		1.51		1.51		(.27)
9/30/2016	45.04	(.08)	4.94	4.86	—	(2.83)	(2.83)	47.07	11.32	6		1.51		1.51		(.20)
9/30/2015	48.67	.01	1.11	1.12	—	(4.75)	(4.75)	45.04	2.23 [9]	—	[10]	1.26	[9]	1.26	[9]	.01 [9]
Class R-3:
3/31/2020[5,6]	52.54	(.12)	(6.76)	(6.88)	—	(2.49)	(2.49)	43.17	(14.15)[7]	591		1.34	[8]	1.34	[8]	(.45)[8]
9/30/2019	57.60	(.10)	(1.65)	(1.75)	—	(3.31)	(3.31)	52.54	(1.67)	757		1.34		1.34		(.20)
9/30/2018	53.47	(.14)	6.77	6.63	—	(2.50)	(2.50)	57.60	12.79	852		1.35		1.35		(.25)
9/30/2017	45.45	(.07)	8.13	8.06	(.04)	—	(.04)	53.47	17.74	844		1.35		1.35		(.14)
9/30/2016	43.56	(.09)	4.81	4.72	—	(2.83)	(2.83)	45.45	11.41	783		1.39		1.39		(.22)
9/30/2015	47.34	(.10)	1.07	.97	—	(4.75)	(4.75)	43.56	1.93	776		1.37		1.37		(.22)

52 SMALLCAP World Fund / Prospectus

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments [4]		Ratio of expenses to average net assets after reimburse- ments [3,4]		Ratio of net (loss) income to average net assets[3]
Class R-4:
3/31/2020[5,6]	$54.78	$(.04)	$(7.08)	$(7.12)	$—	$(2.49)	$(2.49)	$45.17	(14.00)%[7]	$609		1.03%[8]		1.03%[8]		(.14)%[8]
9/30/2019	59.71	.06	(1.68)	(1.62)	—	(3.31)	(3.31)	54.78	(1.37)	791		1.04		1.04		.11
9/30/2018	55.18	.03	7.00	7.03	—	(2.50)	(2.50)	59.71	13.13	894		1.04		1.04		.05
9/30/2017	46.89	.08	8.38	8.46	(.17)	—	(.17)	55.18	18.12	865		1.05		1.05		.17
9/30/2016	44.71	.04	4.97	5.01	—	(2.83)	(2.83)	46.89	11.76	764		1.07		1.07		.10
9/30/2015	48.33	.05	1.08	1.13	—	(4.75)	(4.75)	44.71	2.27	715		1.05		1.05		.10
Class R-5E:
3/31/2020[5,6]	55.44	.02	(7.19)	(7.17)	—	(2.49)	(2.49)	45.78	(13.92)[7]	50.82			[8]	.82	[8]	.07	[8]
9/30/2019	60.26	.18	(1.69)	(1.51)	—	(3.31)	(3.31)	55.44	(1.16)	39.84				.84		.32
9/30/2018	55.55	.18	7.03	7.21	—	(2.50)	(2.50)	60.26	13.38	28.84				.84		.31
9/30/2017	47.30	.18	8.42	8.60	(.35)	—	(.35)	55.55	18.33	12.84				.84		.36
9/30/2016[5,15]	47.09	.12	2.92	3.04	—	(2.83)	(2.83)	47.30	7.01 [7]	—	[10]	.96	[8]	.95	[8]	.32	[8]
Class R-5:
3/31/2020[5,6]	57.16	.05	(7.44)	(7.39)	—	(2.49)	(2.49)	47.28	(13.89)[7]	300.72			[8]	.72	[8]	.16	[8]
9/30/2019	61.94	.22	(1.69)	(1.47)	—	(3.31)	(3.31)	57.16	(1.06)	376.74				.74		.40
9/30/2018	56.99	.21	7.24	7.45	—	(2.50)	(2.50)	61.94	13.46	436.75				.75		.36
9/30/2017	48.40	.24	8.64	8.88	(.29)	—	(.29)	56.99	18.48	424.75				.75		.47
9/30/2016	45.94	.18	5.11	5.29	—	(2.83)	(2.83)	48.40	12.09	359.77				.77		.41
9/30/2015	49.39	.20	1.10	1.30	—	(4.75)	(4.75)	45.94	2.57	474.75				.75		.40
Class R-6:
3/31/2020[5,6]	56.56	.06	(7.35)	(7.29)	—	(2.49)	(2.49)	46.78	(13.86)[7]	7,434.67			[8]	.67	[8]	.22	[8]
9/30/2019	61.31	.26	(1.70)	(1.44)	—	(3.31)	(3.31)	56.56	(1.02)	8,031.69				.69		.47
9/30/2018	56.40	.25	7.16	7.41	—	(2.50)	(2.50)	61.31	13.53	7,039.69				.69		.42
9/30/2017	47.93	.26	8.54	8.80	(.33)	—	(.33)	56.40	18.51	5,289.70				.70		.51
9/30/2016	45.49	.21	5.06	5.27	—	(2.83)	(2.83)	47.93	12.15	3,403.71				.71		.48
9/30/2015	48.93	.22	1.09	1.31	—	(4.75)	(4.75)	45.49	2.63	2,269.71				.71		.45

SMALLCAP World Fund / Prospectus 53

	Six months ended March 31, 2020[5,6,7]	Year ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[16]	21%	39%	35%	32%	29%	33%

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 This column reflects the impact, if any, of certain reimbursements from Capital Research and Management Company. During one of the periods shown, Capital Research and Management Company reimbursed a portion of the fund’s transfer agent services fees for certain share classes.

4 Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.

5 Based on operations for a period that is less than a full year.

6 Unaudited.

7 Not annualized.

8 Annualized.

9 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

10 Amount less than $1 million.

11 Class T and 529-T shares began investment operations on April 7, 2017.

12 Amount less than $.01.

13 Class F-3 shares began investment operations on January 27, 2017.

14 Amount less than .01%.

15 Class R-5E shares began investment operations on November 20, 2015.

16 Rates do not include the fund’s portfolio activity with respect to any Central Funds.

54 SMALLCAP World Fund / Prospectus

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Class A Shares front-end sales charge waivers available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective January 1, 2019, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

· Employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

· Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

· Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

· Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges

SMALLCAP World Fund / Prospectus     55

of Class C shares for sales charge waived shares, that waiver will also apply to such exchanges

· Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, as well as 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans established prior to April 1, 2004 that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement)

D.A. Davidson & Co.

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

56     SMALLCAP World Fund / Prospectus

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Edward Jones

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the American Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the American Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the calculation of rights of accumulation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x net asset value).

Letter of intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

SMALLCAP World Fund / Prospectus     57

Sales charge waivers

Sales charges are waived for the following shareholders and in the following situations:

· Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing

· Shares purchased in an Edward Jones fee-based program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

· Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

· Purchases of Class 529-A shares through a rollover from another 529 plan

Contingent deferred sales charge (CDSC) waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

· The death or disability of the shareholder

· Systematic withdrawals with up to 10% per year of the account value

· Return of excess contributions from an Individual Retirement Account (IRA)

· Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

· Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

· Shares exchanged in an Edward Jones fee-based program

· Shares acquired through NAV reinstatement

Other Important Information

Minimum purchase amounts

· $250 initial purchase minimum

· $50 subsequent purchase minimum

58     SMALLCAP World Fund / Prospectus

Minimum balances

· Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

— A fee-based account held on an Edward Jones platform

— A 529 account held on an Edward Jones platform

— An account with an active systematic investment plan or letter of intent (LOI)

Changing share classes

· At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares, or Class R-4 shares for retirement plans with at least $1 million, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sale charge as disclosed in the prospectus

Janney Montgomery Scott LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

· Shares acquired through a right of reinstatement

· Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and C shares available at Janney

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

· Shares purchased in connection with a return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

· Shares sold to pay Janney fees but only if the transaction is initiated by Janney

SMALLCAP World Fund / Prospectus     59

· Shares acquired through a right of reinstatement

· Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

· Breakpoints as described in the fund’s Prospectus

· Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

Merrill Lynch, Pierce, Fenner & Smith

Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge

· Shares purchased by or through a 529 Plan. Class A shares are not currently available to the plans described in this waiver

· Shares purchased through a Merrill Lynch affiliated investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform. Class A shares are not currently available in the accounts described in this waiver

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

60     SMALLCAP World Fund / Prospectus

· Employees and registered representatives of Merrill Lynch or its affiliates and their family members

· Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

· Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC waivers on Classes A and C shares available at Merrill Lynch

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

· Shares acquired through a right of reinstatement

· Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

· Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

SMALLCAP World Fund / Prospectus     61

CollegeAmerica accounts

Accounts established through Merrill Lynch, Pierce, Fenner & Smith

Effective June 30, 2020, if you establish or hold your CollegeAmerica account on the Merrill Lynch omnibus platform, the features and policies related to Class 529-A and Class 529-C sales charges (including contingent deferred sales charges), Class 529-A sales charge waiver eligibility, and Class 529-C conversion period will be different than referenced in this document and will be governed by the Merrill Lynch Unit Class Disclosure and Terms and Conditions provided to you by Merrill Lynch prior to establishing your account.

Importantly, if you establish or hold your CollegeAmerica account on the Merrill Lynch omnibus platform, then you are eligible for Class 529-A shares at net asset value if your CollegeAmerica 529 plan assets with Merrill Lynch are $250,000 or more, you participate through an approved corporate 529 plan, or you qualify for Merrill Lynch Investment Advisory Relationship Based Pricing (discussed below). If your 529 plan assets are less than $250,000 you are generally eligible to purchase Class 529-C shares. Among other things, Class 529-C shares generally will be automatically converted to Class 529-A shares (not subject to an initial sales charge) after four years from their respective dates of purchase.

Merrill Lynch Investment Advisory Relationship Based Pricing

Effective November 23, 2020, an account will be automatically eligible to purchase Class 529-A at net asset value regardless of the assets in the CollegeAmerica account if:

(1) at the time of purchase, the account is linked to a client household relationship in one or more of the Merrill Lynch investment advisory programs listed below; and

(2) at the time of purchase the client household relationship has combined assets held in any account through Merrill Lynch (excluding insurance, annuities, 401k assets, assets in defined benefit plan accounts and in BlackRock program accounts) that are equal to or greater than $250,000.

The following is a list of Merrill Lynch investment advisory programs that are included when determining eligibility: Merrill Lynch Investment Advisory Program, Managed Account Service (MAS), Strategic Portfolio Advisor Service (SPA), Merrill Guided Investment advisor programs (i.e., Merrill Guided Investing, Merrill Guided Investing with Advisor and Merrill Edge Advisory Account programs), Institutional Investment Consulting (IIC), and any future Merrill Lynch sponsored and managed investment advisory programs.

Beginning on November 23, 2020, the $250,000 asset level is used to determine initial eligibility and is not a factor for continued participation in this relationship based pricing program after the date of first qualifying. If a participant’s enrollment in any of the above investment advisory programs is terminated (whether by the participant or by Merrill Lynch), the account will no longer be eligible for this benefit.

As previously noted, this relationship based pricing program will be effective November 23, 2020. However, the program will be retroactively applied to any contribution to an account eligible for such relationship based pricing, as described above, between October 26, 2020 and November 23, 2020 that was used to purchase Class 529-C shares. For any such contribution, Merrill Lynch will automatically exchange the

62     SMALLCAP World Fund / Prospectus

purchased Class 529-C shares for Class 529-A shares (without an initial sales charge) as soon as administratively feasible following November 23, 2020.

Merrill Lynch reserves the right to terminate this relationship based pricing program at any time with prior notice to participants.

Rollover assets from another 529 plan may be invested in Class 529-A shares at net asset value. This policy applies to accounts on the Merrill Lynch platform and accounts held by the fund’s transfer agent.

Please contact your Merrill Lynch advisor with any questions.

Morgan Stanley Wealth Management

Morgan Stanley Wealth Management Class A share front-end sales charge waiver

Morgan Stanley Wealth Management clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

· Effective June 1, 2020, Morgan Stanley, on your behalf, can convert Class F-1 shares to Class A shares without a sales charge if they were initially transferred to the transactional brokerage account or converted from Class C shares

· Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load

Effective June 30, 2020, Morgan Stanley Wealth Management clients purchasing or converting to Class 529-A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Shares purchased through a rollover from another 529 plan

· Recontribution(s) of a refunded qualified higher education expense

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients.

Morgan Stanley Wealth Management Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

SMALLCAP World Fund / Prospectus     63

Oppenheimer & Co., Inc. (OPCO)

Effective June 1, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

· Employees and registered representatives of OPCO or its affiliates and their family members

· Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares available at OPCO

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

· Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

· Shares acquired through a right of reinstatement

Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

64     SMALLCAP World Fund / Prospectus

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and

each entity’s affiliates (“Raymond James”) Class A share front-end sales charge waiver

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Raymond James

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

SMALLCAP World Fund / Prospectus     65

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. Incorporated (Baird)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Baird

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

· Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

· Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

CDSC waivers on Class A and C shares available at Baird

· Shares sold due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares bought due to returns of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Baird fees but only if the transaction is initiated by Baird

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

· Breakpoints as described in this prospectus

· Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

66     SMALLCAP World Fund / Prospectus

Stifel, Nicolaus & Company, Incorporated ("Stifel")

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver

Front-end sales load waiver on Class A shares

· Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel's policies and procedures

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply. For accounts held by the fund’s transfer agent, the fund’s standard C share conversion schedule of 8 years applies.

U.S. Bancorp Investment, Inc.

Class C to Class A share conversions at U.S. Bancorp Investments, Inc.

Effective November 30, 2020, a shareholder in the fund’s Class C shares will have their shares systematically converted at net asset value to Class A shares of the same fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is consistent with U.S. Bancorp Investment, Inc. share class exchange policy. This policy does not apply to accounts held with the fund’s transfer agent. Accounts held with the fund’s transfer agent will convert pursuant to the fund’s policy described in this prospectus.

SMALLCAP World Fund / Prospectus     67

Notes

68     SMALLCAP World Fund / Prospectus

Notes

SMALLCAP World Fund / Prospectus     69

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For 24-hour information	American FundsLine (800) 325-3590 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com

Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-035-1020P Litho in USA CGD/UNL/8018 Investment Company File No. 811-05888

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

SMALLCAP World Fund,® Inc.

Part B
Statement of Additional Information

October 30, 2020

This document is not a prospectus but should be read in conjunction with the current prospectus of SMALLCAP World Fund (the “fund”) dated October 30, 2020. Except where the context indicates otherwise, all references to “the most recent fiscal year” in this Statement of Additional Information refer to the fiscal year ended September 30, 2019. Information for the fiscal year ended September 30, 2020 will be included in the fund’s Statement of Additional Information that will be issued in December 2020. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

SMALLCAP World Fund, Inc.
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

Class A	SMCWX	Class 529-A	CSPAX	Class R-1	RSLAX
Class C	SCWCX	Class 529-C	CSPCX	Class R-2	RSLBX
Class T	TSFFX	Class 529-E	CSPEX	Class R-2E	RSEBX
Class F-1	SCWFX	Class 529-T	TWSFX	Class R-3	RSLCX
Class F-2	SMCFX	Class 529-F-1	CSPFX	Class R-4	RSLEX
Class F-3	SFCWX	Class 529-F-2	FSWFX	Class R-5E	RSLDX
		Class 529-F-3	FSFWX	Class R-5	RSLFX
				Class R-6	RLLGX

Investment portfolio
Financial statements

SMALLCAP World Fund — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Equity securities – small capitalization issuers

· Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time.

Investing outside the U.S.

· Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets. (See “Investing outside the U.S.” below for more information.)

· In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Debt instruments

· The fund may invest up to 10% of its assets in straight debt securities rated Baa1 or below and BBB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined to be of equivalent quality. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

SMALLCAP World Fund — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Market conditions – The value of, and the income generated by, the securities in which the fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions may result in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

SMALLCAP World Fund — Page 3

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

Investing in smaller capitalization stocks — Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market capitalizations using U.S. standards. Accordingly, the fund's investments in certain companies outside the United States may have larger market capitalizations relative to other companies within those countries.

Capital Research and Management Company (the “investment adviser”) believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates that exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets, and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing in private companies — The fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer the fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations

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will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

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Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and

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economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or

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currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities

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for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

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Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Investing through Stock Connect — The fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the fund’s rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the fund may experience delays in transacting via Stock Connect. The fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

Synthetic local access instruments — Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the

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depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the fund’s adviser under a liquidity risk management program adopted by the fund’s board and administered by the fund’s adviser. The fund may incur significant additional costs in disposing of illiquid securities.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed

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to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary

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market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Warrants and rights — Warrants and rights may be acquired by the fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Currency transactions — The fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

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Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. However, as an alternative to tri-party repos, the fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions.

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The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

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The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of directors.

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Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser

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have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Securities lending activities – The fund may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

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JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the fund. As the securities lending agent, JPMorgan administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and JPMorgan. Under the terms of the agreement, JPMorgan is responsible for making available to approved borrowers securities from the fund’s portfolio. JPMorgan is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, JPMorgan receives a portion of the amount earned by the fund for lending securities.

The following table sets forth, for the fund’s most recently completed fiscal year, the fund’s dollar amount of income and fees and/or other compensation related to its securities lending activities. Net income from securities lending activities may differ from the amount reported in the fund’s annual report, which reflects estimated accruals.

Gross income from securities lending activities	$36,510,175
Fees paid to securities lending agent from a revenue split	1,658,796
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	3,333,252
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	4,992,048
Net income from securities lending activities	31,518,127

* * * * * *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

The fund’s portfolio turnover rates for the fiscal years ended September 30, 2019 and 2018 were 39% and 35%, respectively. The increase in turnover was due to increased trading activity during the periods. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment (in accordance with applicable SEC or SEC staff guidance), such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or government sponsored enterprises or repurchase agreements with respect thereto.

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Management of the fund

Board of directors and officers

Independent directors1

The fund’s nominating and governance committee and board select independent directors with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent directors who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent director has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent directors draw in connection with their service, the following table summarizes key experience for each independent director. These references to the qualifications, attributes and skills of the directors are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any director or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent directors is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years	Other relevant experience
Joseph C. Berenato, 1946 Director (2000)	Retired	15	Former director of Ducommun Incorporated (until 2017)

· Service as chairman and chief executive officer, aerospace components manufacturer

· Senior corporate management experience, corporate banking

· Corporate board experience

· Service as director, Los Angeles Branch of the Federal Reserve Bank of San Francisco

· Service on trustee board for educational organizations

· MBA, finance, MA, English, BS, engineering

Joseph J. Bonner, 1955 Director (2019)	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage Former director of USAA Real Estate (until 2018)	· Advisory board service for real estate investment management firm · Board service for educational and nonprofit organizations · MBA · MS, Civil Engineering, BArch, Architecture
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive) (2008)	Founder and President, MAD Ink (communications company)	10	None	· Senior management and editorial experience with multiple newspaper publishers and news service organizations · Service as director of writers conference

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Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years	Other relevant experience
John G. Freund, MD 1953 Director (2000)	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6

Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.

Former director of Concert Pharmaceuticals, Inc. (until 2015); XenoPort, Inc. (until 2016); Proteon Therapeutics, Inc. (until 2020); Tetraphase Pharmaceuticals, Inc. (until 2020)

				· Experience in investment banking, and senior management at multiple venture capital firms and a medical device company · Corporate board experience · MD, MBA
Yvonne L. Greenstreet, 1962 Director (2019)	Chief Operating Officer, Alnylam Pharmaceuticals; Founder and former Managing Director, Highgate LLC (consulting)	3	Pacira, Inc. (pharmaceuticals); Indivior PLC (pharmaceuticals) Former director of Moelis & Company (investment banking) (until 2018); Advanced Accelerator Applications (pharmaceuticals) (until 2017)

· Senior management experience in the global pharmaceutical industry, including research and development, strategy and commercial development

· Board service for philanthropic, educational and nonprofit organizations

· MBA, MBChB

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Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years	Other relevant experience
Linda Griego, 1947 Director (2015)	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc. Former Director of AECOM (until 2019)

· Former Deputy Mayor, City of Los Angeles

· Service in numerous federal, state and city commission appointments focused on, among other areas, economic development

· Service as a chief executive officer, real estate and hospitality businesses

· Service as a Los Angeles director, Federal Reserve Bank of San Francisco

· Corporate board experience

· Board service for hospitals, and philanthropic, educational and nonprofit organizations

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Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years	Other relevant experience
Leonade D. Jones, 1947 Director (1995)	Retired	10	None

· Service as treasurer of a diversified media and education company

· Founder of e-commerce and educational loan exchange businesses

· Corporate board and investment advisory committee experience

· Service on advisory and trustee boards for charitable, educational, public and nonprofit organizations

· Service on the Governing Council of the Independent Directors Council

· JD, MBA

Sharon I. Meers, 1965 Director (2017)	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None

· Service as head of strategic partnerships, ecommerce company

· Experience in investment banking and senior management experience in business development, operations and investment management

· Service on trustee boards for nonprofit organizations

· MA, economics

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Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years	Other relevant experience
Kenneth M. Simril, 1965 Director (2016)	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None

· Service as operating executive in various private equity-owned companies

· Experience in international business affairs, capital markets and risk management

· Independent trustee and advisor for city and county public pension plans

· MBA, finance, BS, engineering

Christopher E. Stone, 1956 Director (2007)	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None	· Service on advisory and trustee boards for charitable, international jurisprudence and nonprofit organizations · Former professor, practice of criminal justice · JD, MPhil, criminology

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Interested director(s)5,6

Interested directors have similar qualifications, skills and attributes as the independent directors. Interested directors are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested directors to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a director/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director during the past five years
Brady L. Enright, 1967 Senior Vice President and Director (2004)	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company*; Director, The Capital Group Companies, Inc.*	3	None
Anne-Marie Peterson, 1972 Director (2019)	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	3	None

Other officers6

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Julian N. Abdey, 1972 Co-President (2014)	Partner – Capital International Investors, Capital Research and Management Company
Jonathan Knowles, PhD, 1961 Co-President (2000)	Partner – Capital World Investors, Capital International, Inc.*
Gregory W. Wendt, 1961 Co-President (1992)	Partner – Capital Research Global Investors, Capital Research and Management Company
Paul F. Roye, 1953 Executive Vice President (2007)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Peter T. Eliot, 1971 Senior Vice President (2018)	Partner – Capital International Investors, Capital Research and Management Company
Bradford F. Freer, 1969 Senior Vice President (2008)	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*
Leo Hee, 1971 Senior Vice President (2019)	Partner – Capital World Investors, Capital International, Inc.*
Roz Hongsaranagon, 1979 Senior Vice President (2018)	Partner – Capital World Investors, Capital Research and Management Company

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Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Harold H. La, 1970 Senior Vice President (2019)	Partner – Capital Research Global Investors, Capital International, Inc.*
Dimitrije M. Mitrinovic, 1977 Senior Vice President (2019)	Partner – Capital World Investors, Capital Research and Management Company
Aidan W. O’Connell, 1968 Senior Vice President (2017)	Partner – Capital Research Global Investors, Capital Research and Management Company
Samir Parekh, 1974 Senior Vice President (2020)	Partner – Capital International Investors, Capital International, Inc.*
Andraz Razen, 1975 Senior Vice President (2019)	Partner – Capital World Investors, Capital Research Company*
Renaud H. Samyn, 1974 Senior Vice President (2020)	Partner – Capital Research Global Investors, Capital International, Inc.*
Dylan Yolles, 1969 Senior Vice President (2019)	Partner – Capital International Investors, Capital Research and Management Company
Michael Beckwith, 1971 Vice President (2019)	Vice President – Capital Research Global Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Vice President (2007)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company*; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary (2014)	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer (2018)	Vice President – Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary (2010)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company*
Sandra Chuon, 1972 Assistant Treasurer (2019)	Assistant Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2016-2018; 2020)	Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Directors and officers of the fund serve until their resignation, removal or retirement.

3 Funds managed by Capital Research and Management Company or its affiliates.

4 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5 The term interested director refers to a director who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6 All of the directors and/or officers listed, with the exception of Michael Beckwith, Rosalyn Hongsaranagon, Dimitrije M. Mitrinovic, and Samir Parekh are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all directors and officers of the fund is 6455 Irvine Center Drive, Irvine, California 92618, Attention: Secretary.

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Fund shares owned by directors as of December 31, 2019:

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by director	Dollar range[1,2] of independent directors deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent directors deferred compensation[3] allocated to all funds within American Funds family overseen by director
Independent directors
Joseph C. Berenato	Over $100,000	Over $100,000	N/A	N/A
Joseph J. Bonner	None	None	$1 – $10,000	$10,001 – $50,000
Mary Anne Dolan	$10,001 – $50,000	Over $100,000	N/A	N/A
John G. Freund	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Yvonne L. Greenstreet	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Linda Griego	Over $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Sharon I. Meers	$10,001 – $50,000	Over $100,000	$50,001 – $100,000	Over $100,000
Kenneth M. Simril	$10,001 – $50,000	Over $100,000	N/A	N/A
Christopher E. Stone	Over $100,000	Over $100,000	N/A	N/A

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by director
Interested directors
Brady L. Enright	Over $100,000	Over $100,000
Anne-Marie Peterson	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2019, was not a director of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible directors may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the director accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the director.

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Director compensation — No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent directors listed in the “Board of directors and officers — Independent directors” table under the “Management of the fund” section in this statement of additional information, all other officers and directors of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent director an annual retainer fee based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay a portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

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Director compensation earned during the fiscal year ended September 30, 2019:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Joseph C. Berenato[2]	$48,416	$408,150
Joseph J. Bonner2 (service began January 1, 2019)	49,375	148,125
Louise H. Bryson2 (retired December 31, 2019)	47,583	299,500
Mary Anne Dolan	55,027	412,575
John G. Freund[2]	46,250	290,500
Yvonne L. Greenstreet2 (service began January 1, 2019)	47,500	142,500
Linda Griego	45,521	314,500
Leonade D. Jones[2]	38,417	382,075
Sharon I. Meers[2]	60,291	180,875
Kenneth M. Simril	48,604	264,875
Christopher E. Stone[2]	49,458	293,375

1 Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended September 30, 2019 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2019 fiscal year for participating directors is as follows: Joseph C. Berenato ($273,965), Joseph J. Bonner ($4,947), Louise H. Bryson ($626,122), John G. Freund ($2,046,824), Yvonne L. Greenstreet ($47,805), Leonade D. Jones ($688,198), Sharon I. Meers ($95,098) and Christopher E. Stone ($90,412). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

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Fund organization and the board of directors — The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on December 18, 1989. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund’s board, which meets periodically and performs duties required by applicable state and federal laws.

At a meeting of the fund’s shareholders on November 24, 2009, shareholders approved the reorganization of the fund to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC’s website at sec.gov.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund’s charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the directors have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund’s articles of incorporation and by-laws, as well as separate indemnification agreements with independent directors, provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful

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misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of directors by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. In addition, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent director who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent directors in executive session, facilitating communication with committee chairs, and serving as the principal independent director contact for fund management and counsel to the independent directors and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of directors oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of directors — The fund has an audit committee comprised of Joseph J. Bonner, Linda Griego, Sharon I. Meers, Kenneth M. Simril and Christopher E. Stone. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of directors. The audit committee held five meetings during the 2019 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to

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evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. The contracts committee held one meeting during the 2019 fiscal year.

The fund has a nominating and governance committee comprised of Joseph C. Berenato, John G. Freund, Yvonne L. Greenstreet and Leonade D. Jones. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2019 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available at capitalgroup.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of American Funds have established a Joint Proxy Committee (“JPC”) composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. Certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting its voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and clients on a pro-rata basis based on assets. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular equity investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and

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familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the JPC, as appropriate.

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with Capital Group, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.

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Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on October 1, 2020. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS OMNIBUS ACCOUNT SAINT LOUIS MO	RECORD	CLASS A	38.79%
		CLASS C	9.63
		CLASS F-3	52.86
		CLASS 529-A	12.52
		CLASS 529-C	5.13

PERSHING LLC OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS A	6.01
		CLASS C	8.69
		CLASS F-1	8.36
		CLASS F-2	11.65
		CLASS F-3	17.38
		CLASS 529-F-1	6.56

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	RECORD	CLASS A	5.68
		CLASS C	9.26
		CLASS F-1	8.55
		CLASS F-2	16.87

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ST PETERSBURG FL	RECORD	CLASS C	5.99
		CLASS F-2	10.90
		CLASS 529-C	6.45

NATIONAL FINANCIAL SERVICES LLC FOR BENEFIT OF OUR CUSTOMERS OMNIBUS ACCOUNT JERSEY CITY NJ	RECORD	CLASS C	5.34
		CLASS F-1	9.93
		CLASS F-2	10.78
		CLASS F-3	9.19

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS - RIA ACCT #1 SAN FRANCISCO CA	RECORD	CLASS F-1	9.43

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS #2 SAN FRANCISCO CA	RECORD	CLASS F-1	7.66

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- SAN DIEGO CA	RECORD	CLASS F-2	20.50

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NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
CHARLES SCHWAB & CO INC OMNIBUS ACCOUNT #3 SAN FRANCISCO CA	RECORD	CLASS F-3	7.99

MORGAN STANLEY SMITH BARNEY LLC FOR THE BENEFIT OF ITS CUSTOMERS OMNIBUS ACCOUNT NEW YORK NY	RECORD	CLASS 529-A	7.99
		CLASS 529-C	9.27
		CLASS 529-E	6.69

ADP ACCESS PRODUCT 401K PLAN BOSTON MA	RECORD BENEFICIAL	CLASS R-2E	5.00

JOHN HANCOCK LIFE INS CO USA ACCOUNT BOSTON MA	RECORD	CLASS R-5	21.21

NATIONAL FINANCIAL SERVICES LLC 401K PLAN JERSEY CITY NJ	RECORD BENEFICIAL	CLASS R-5	7.68

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER 401K PLAN SAINT LOUIS MO	RECORD BENEFICIAL	CLASS R-5E	8.20

401K PLAN ENGELWOOD CO	BENEFICIAL	CLASS R-5E	6.32

AMERICAN FUNDS 2040 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	14.02

AMERICAN FUNDS 2035 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	12.14

AMERICAN FUNDS 2045 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	11.00

AMERICAN FUNDS GROWTH PORTFOLIO OMNIBUS ACCOUNT NORFOLK VA	RECORD	CLASS R-6	9.57

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NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
AMERICAN FUNDS 2050 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	9.05

AMERICAN FUNDS 2030 TARGET DATE RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	8.20

AMERICAN FUNDS TARGET DATE 2055 RETIREMENT FUND NORFOLK VA	RECORD	CLASS R-6	5.15

AMERICAN FUNDS GROWTH & INCOME PORTFOLIO OMNIBUS ACCOUNT NORFOLK VA	RECORD	CLASS R-6	5.13

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

As of October 1, 2020, the officers and directors of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

SMALLCAP World Fund — Page 40

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: Lipper Small Cap Funds Index, Lipper International Small Cap Funds Index, MSCI USA Small Cap Index and MSCI All Country World ex USA Small Cap Index. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

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The following table reflects information as of September 30, 2019:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Brady L. Enright	Over $1,000,000	3	$309.6	4	$5.73	None
Julian N. Abdey	Over $1,000,000	1	$99.8	1	$0.05	None
Jonathan Knowles	$100,001 – $500,000	4	$294.5	4	$6.43	None
Gregory W. Wendt	Over $1,000,000	1	$4.3	None		None
Peter Eliot	$500,001 – $1,000,000	1	$25.8	None		None
Bradford F. Freer	$500,001 – $1,000,000	4	$50.2	1	$0.38	None
Leo Hee	$100,001 – $500,000	2	$110.7	3	$5.51	None
Roz Hongsaranagon	$100,001 – $500,000	None		None		None
Harold H. La	$100,001 – $500,000	2	$25.1	1	$0.01	None
Dimitrije Mitrinovic	$100,001 – $500,000	None		None		None
Aidan O’Connell	$500,001 – $1,000,000	2	$69.7	2	$0.13	None
Samir Parekh	$100,001 – $500,000	None		None		None
Andraz Razen	$100,001 – $500,000	2	$115.1	2	$5.62	None

SMALLCAP World Fund — Page 42

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Renaud H. Samyn	$500,001 – $1,000,000	1	$8.2	None		None
Dylan Yolles	$100,001 – $500,000	2	$92.8	1	$0.05	None
Michael Beckwith	$500,001 – $1,000,000	1	$4.3	None		None

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

SMALLCAP World Fund — Page 43

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until November 30, 2021, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

SMALLCAP World Fund — Page 44

As compensation for its services, the investment adviser received a monthly fee that is accrued daily, calculated at the annual rates of:

Rate	Net asset level
	In excess of	Up to
0.800%	$ 0	$ 1,000,000,000
0.700	1,000,000,000	2,000,000,000
0.670	2,000,000,000	3,000,000,000
0.650	3,000,000,000	5,000,000,000
0.635	5,000,000,000	8,000,000,000
0.625	8,000,000,000	13,000,000,000
0.615	13,000,000,000	17,000,000,000
0.605	17,000,000,000	21,000,000,000
0.600	21,000,000,000	27,000,000,000
0.595	27,000,000,000	34,000,000,000
0.592	34,000,000,000	44,000,000,000
0.589	44,000,000,000

For the fiscal years ended September 30, 2019, 2018 and 2017, the investment adviser earned from the fund management fees of $259,375,000, $251,247,000 and $201,295,000, respectively.

SMALLCAP World Fund — Page 45

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until November 30, 2021, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to each of the share classes (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2019 fiscal year, administrative services fees were:

Administrative services fee
Class A	$3,452,000
Class C	316,000
Class T	—*
Class F-1	316,000
Class F-2	2,036,000
Class F-3	847,000
Class 529-A	595,000
Class 529-C	89,000
Class 529-E	26,000
Class 529-T	—*
Class 529-F-1	63,000
Class R-1	11,000
Class R-2	247,000
Class R-2E	11,000
Class R-3	344,000
Class R-4	363,000
Class R-5E	13,000
Class R-5	172,000
Class R-6	3,251,000

* Amount less than $1,000.

SMALLCAP World Fund — Page 46

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and financial professionals upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial professionals, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

SMALLCAP World Fund — Page 47

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2019	$5,576,000	$23,706,000
	2018	5,759,000	24,095,000
	2017	6,057,000	25,840,000
Class C	2019	141,000	669,000
	2018	85,000	906,000
	2017	114,000	880,000
Class 529-A	2019	381,000	1,695,000
	2018	432,000	1,876,000
	2017	394,000	1,747,000
Class 529-C	2019	28,000	137,000
	2018	19,000	180,000
	2017	15,000	174,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of directors has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

SMALLCAP World Fund — Page 48

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to ..30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .30% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts

SMALLCAP World Fund — Page 49

established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2019 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$57,978,000	$4,539,000
Class C	6,926,000	743,000
Class T	—	—
Class F-1	1,752,000	186,000
Class 529-A	3,061,000	257,000
Class 529-C	1,928,000	229,000
Class 529-E	292,000	31,000
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	257,000	25,000
Class R-2	4,119,000	940,000
Class R-2E	151,000	14,000
Class R-3	3,826,000	714,000
Class R-4	2,016,000	289,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

A portion of the fund’s 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial professional. If you need a financial professional, please call American Funds Distributors at (800) 421-4120 for assistance.

SMALLCAP World Fund — Page 50

Fee to Virginia529 — Class 529 shares are offered to certain American Funds by Virginia529 through CollegeAmerica and Class ABLE shares are offered to certain American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. As compensation for its oversight and administration of the CollegeAmerica and ABLEAmerica savings plans, Virginia529 is entitled to receive a quarterly fee based on the combined net assets invested in Class 529 shares and Class ABLE shares across all American Funds. The quarterly fee is accrued daily and calculated at the annual rate of .09% on the first $20 billion of net assets invested in American Funds Class 529 shares and Class ABLE shares, .05% on net assets between $20 billion and $100 billion and .03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 and Class ABLE shares for the last month of the prior calendar quarter. Virginia529 is currently waiving that portion of its fee attributable to Class ABLE shares. Such waiver is expected to remain in effect until the earlier of (a) the date on which total net assets invested in Class ABLE shares reach $300 million and (b) June 30, 2023.

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Other compensation to dealers — As of February 2020, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Woodbury Financial Services, Inc.
American Portfolios Financial Services, Inc.
Ameriprise
Ameriprise Financial Services, Inc.
AXA Advisors
AXA Advisors, LLC
Cambridge
Cambridge Investment Research Advisors, Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
First Allied Securities Inc.
Summit Brokerage Services, Inc.
Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Bank
Commonwealth
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Fidelity
Fidelity Investments
Fidelity Retirement Network
National Financial Services LLC
Hefren-Tillotson
Hefren-Tillotson, Inc.
HTK
Hornor, Townsend & Kent, LLC
J.J.B. Hilliard Lyons
Hilliard Lyons Trust Company LLC
J.J.B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC

SMALLCAP World Fund — Page 52

Kestra Securities
H. Beck, Inc.
Kestra Investment Services LLC
NFP Advisor Services LLC
Ladenburg Thalmann Group
Investacorp, Inc.
KMS Financial Services, Inc.
Ladenburg, Thalmann & Co., Inc.
Ladenburg Thalmann Asset Management Inc.
Securities America, Inc.
Securities Service Network Inc.
Triad Advisors LLC
Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
LPL Financial LLC
Private Advisor Group, LLC
Merrill
Bank of America, NA
Bank of America Private Bank
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MML Investors Services
MassMutual Trust Company FSB
MML Distributors LLC
MML Investors Services, LLC
The MassMutual Trust Company FSB
Morgan Stanley Wealth Management
NMIS
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
PNC Network
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird
Robert W. Baird & Co, Incorporated
Stifel, Nicolaus & Co
Stifel, Nicolaus & Company, Incorporated
UBS
UBS Financial Services, Inc.
UBS Securities, LLC

SMALLCAP World Fund — Page 53

Voya Financial
Voya Financial Advisors, Inc.
Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors LLC (WBS)
Wells Fargo Advisors Private Client Group
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC

SMALLCAP World Fund — Page 54

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

As of January 1, 2019, the investment adviser has undertaken to bear the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The

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investment adviser voluntarily reimburses such registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

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purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions (net of any reimbursements described below) borne by the fund for the fiscal years ended September 30, 2019, 2018 and 2017 amounted to $18,411,000, $17,671,000 and $17,145,000, respectively. Beginning January 1, 2019, the investment adviser is reimbursing the fund for all amounts collected into the commission sharing arrangement. For the fiscal year ended September 30, 2019, the investment adviser reimbursed the fund $1,279,000 for commissions paid to broker-dealers through a commission sharing arrangement to compensate such broker-dealers for research services. Increases (or decreases) in the dollar amount of brokerage commissions borne by the fund over the last three fiscal years resulted from increases (or decreases) in the volume of trading activity and/or the amount of commissions used to pay for research services through a commission sharing arrangement.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently

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completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund did not hold securities of any of its regular broker-dealers.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of directors, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Capital Group website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund‘s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality

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obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g. the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

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Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed income dealers, are generally valued in the manner described above for either equity or fixed income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has appointed the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair

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value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution.

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The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

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For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F shares may also generally be exchanged without a sales charge for the corresponding 529 share class.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. However, exchanges are not permitted from Class A shares of American Funds U.S. Government Money Market Fund to Class C shares of (1) American Funds Short-Term Tax-Exempt Bond Fund, (2) Intermediate Bond Fund of America, (3) Limited Term Tax-Exempt Bond Fund of America, (4) Short-Term Bond Fund of America or (5) American Funds Inflation Linked Bond Fund.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or capitalgroup.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

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processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 5-year anniversary of the purchase date.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a restriction under the fund’s “frequent trading policy.” Under this policy, systematic redemptions will not trigger a restriction and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Potentially abusive activity — American Funds Service Company will monitor for the types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or

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Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, American Funds Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-2 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2 and Class 529-F-2 purchases

If requested, American Funds Class F-2 and Class 529-F-2 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-2 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

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Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

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Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

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customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

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When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts in accordance with IRS regulations.

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

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For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds and you may be subject to a fee for the transaction.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

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Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your financial professional or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using capitalgroup.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

SMALLCAP World Fund — Page 82

automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The fund’s articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of directors. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

SMALLCAP World Fund — Page 83

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2019 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$32,848,000
Class C	1,024,000
Class T	—*
Class F-1	1,175,000
Class F-2	5,000,000
Class F-3	306,000
Class 529-A	1,756,000
Class 529-C	264,000
Class 529-E	36,000
Class 529-T	—*
Class 529-F-1	184,000
Class R-1	33,000
Class R-2	1,956,000
Class R-2E	54,000
Class R-3	1,206,000
Class R-4	842,000
Class R-5E	45,000
Class R-5	209,000
Class R-6	42,000

* Amount less than $1,000.

SMALLCAP World Fund — Page 84

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of directors.

Independent legal counsel — Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA 94104, serves as independent legal counsel (“counsel”) for the fund and for independent directors in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent directors of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on September 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

SMALLCAP World Fund — Page 85

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Credit facility — The fund, together with other U.S. registered investment funds managed by Capital Research and Management Company, has entered into a committed line of credit facility pursuant to which the funds may borrow up to $1.5 billion as a source of temporary liquidity on a first-come, first-served basis. Under the credit facility, loans are generally unsecured; however, a borrowing fund must collateralize any borrowings under the facility on an equivalent basis if it has certain other collateralized borrowings.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — March 31, 2020

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$45.55
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$48.33

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

SMALLCAP World Fund — Page 86

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Funds Global Insight FundSM	30122	33122	43122	34122	36122	37122
American Funds International Vantage FundSM	30123	33123	43123	34123	36123	37123
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund ®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund ®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Multi-Sector Income FundSM	30126	33126	43126	34126	36126	37126
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

SMALLCAP World Fund — Page 87

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	46011	1411	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	46003	1403	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	46012	1412	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	1633	1733	N/A	N/A
EuroPacific Growth Fund	1016	1316	1516	46016	1416	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	46010	1410	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	46006	1406	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	46004	1404	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	46014	1414	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	46007	1407	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	46036	1436	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	1601	1701	N/A	N/A
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	46126	14126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	46021	1421	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	1659	1759	48059	60059

SMALLCAP World Fund — Page 88

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

SMALLCAP World Fund — Page 89

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2065 Target Date Retirement FundSM	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2065 Target Date Retirement FundSM	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

SMALLCAP World Fund — Page 90

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds College 2036 FundSM	10125	13125	15125	46125	14125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	46093	1493	1693	1793
American Funds College 2024 Fund®	1092	1392	1592	46092	1492	1692	1792
American Funds College 2021 Fund®	1091	1391	1591	46091	1491	1691	1791
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488	1688	1788

SMALLCAP World Fund — Page 91

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Moderate Growth and Income PortfolioSM	050	350	43050	450	650	750
American Funds Conservative Growth and Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Aware Conservative Growth and Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

SMALLCAP World Fund — Page 92

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

SMALLCAP World Fund — Page 93

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

SMALLCAP World Fund — Page 94

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

SMALLCAP World Fund — Page 95

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SMALLCAP World Fund — Page 96

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

SMALLCAP World Fund — Page 97

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

SMALLCAP World Fund — Page 98

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SMALLCAP World Fund — Page 99

SMALLCAP World Fund®
Investment portfolio
March 31, 2020
unaudited
Common stocks 90.30% Information technology 22.93%	Shares	Value (000)
RingCentral, Inc., Class A1	4,552,084	$964,632
MongoDB, Inc., Class A1	2,983,206	407,327
DocuSign, Inc.[1]	2,880,937	266,199
Smartsheet Inc., Class A1,2	5,990,800	248,678
Alteryx, Inc., Class A1	2,244,100	213,571
Paycom Software, Inc.[1]	982,669	198,509
SimCorp AS2,3	2,337,850	196,763
Network International Holdings PLC[1,2,3]	37,313,163	183,121
TeamViewer AG1,3	4,461,586	178,530
Cree, Inc.[1]	4,988,138	176,879
Netcompany Group AS, non-registered shares[1,2,3]	3,279,837	152,760
EPAM Systems, Inc.[1]	817,200	151,721
Net One Systems Co., Ltd.[2,3]	6,879,958	143,109
Ceridian HCM Holding Inc.[1]	2,851,343	142,767
Inphi Corp.[1]	1,718,754	136,074
Alarm.Com Holdings, Inc.[1,2]	3,208,000	124,823
CANCOM SE, non-registered shares[2,3]	2,878,806	123,498
Square, Inc., Class A1	2,274,730	119,150
Kingdee International Software Group Co. Ltd.[3]	86,321,093	114,597
Bottomline Technologies, Inc.[1,2]	3,112,000	114,055
WiseTech Global Ltd.[3,4]	10,863,808	113,285
Avalara, Inc.[1]	1,506,299	112,370
Avast PLC[3]	21,234,000	103,343
Carel Industries SpA[2,3]	8,000,000	101,748
BE Semiconductor Industries NV3	3,309,200	100,893
Halma PLC[3]	4,033,862	95,839
Douzone Bizon Co., Ltd.[3]	1,393,858	91,724
Yext, Inc.[1,2]	8,661,274	88,258
Bechtle AG, non-registered shares[3]	661,206	86,317
Globant SA1	970,531	85,290
SVMK Inc.[1]	6,202,609	83,797
Vanguard International Semiconductor Corp.[3]	42,615,575	83,581
Fortnox AB2,3	4,782,746	79,038
Appfolio, Inc., Class A1	703,777	78,084
Euronet Worldwide, Inc.[1]	909,490	77,961
MKS Instruments, Inc.	924,456	75,297
Okta, Inc., Class A1	581,800	71,131
GB Group PLC[3]	9,530,000	68,772
Qorvo, Inc.[1]	821,404	66,230
Megaport Ltd.[1,2,3]	10,528,000	65,928
Cabot Microelectronics Corp.	565,600	64,558
Viavi Solutions Inc.[1]	5,732,000	64,256
Kinaxis Inc.[1]	830,418	64,254
Silergy Corp.[3]	1,888,060	60,737
CDW Corp.	650,000	60,626
Hamamatsu Photonics KK3	1,439,850	58,935
Pegasystems Inc.	819,923	58,403
SMALLCAP World Fund — Page 1 of 17

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
Siltronic AG3	748,500	$56,092
Justsystems Corp.[3]	1,218,300	55,429
SHIFT Inc.[1,2,3,4]	846,500	54,963
Oneconnect Financial Technology Co., Ltd. (ADR)[1,4]	5,294,134	53,735
Endava PLC, Class A (ADR)[1]	1,487,998	52,318
MACOM Technology Solutions Holdings, Inc.[1]	2,760,000	52,247
Sinch AB1,3	1,300,045	51,240
SUNeVision Holdings Ltd.[3]	88,214,000	51,059
Elastic NV, non-registered shares[1]	901,500	50,313
Autodesk, Inc.[1]	310,000	48,391
Cardtronics PLC, Class A1,2	2,302,000	48,158
Bravura Solutions Ltd.[2,3]	19,125,000	45,017
Computer Services, Inc.	1,084,411	43,626
RealPage, Inc.[1]	817,910	43,292
Money Forward, Inc.[1,3]	1,059,052	40,439
Aspen Technology, Inc. (USA)[1]	417,000	39,644
Nuance Communications, Inc.[1]	2,303,000	38,644
SoftwareONE Holding AG1,3	1,956,500	38,406
Temenos AG3	270,000	35,404
Nemetschek SE3	687,759	34,670
Anaplan, Inc.[1]	1,129,467	34,178
Cognex Corp.	800,000	33,776
ASM Pacific Technology Ltd.[3]	3,583,779	33,438
ON Semiconductor Corp.[1]	2,641,505	32,860
BlackLine, Inc.[1]	595,000	31,303
eMemory Technology Inc.[2,3]	4,024,334	31,283
Nordic Semiconductor ASA[1,3]	6,640,840	29,454
Silicon Laboratories Inc.[1]	341,000	29,125
Semtech Corp.[1]	774,000	29,025
AAC Technologies Holdings Inc.[3]	5,275,000	27,184
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H3,4	15,030,000	27,112
Novanta Inc.[1]	335,300	26,784
RAKUS Co., Ltd.[3,4]	1,813,176	26,759
Disco Corp. (Japan)[3]	131,500	25,951
Acacia Communications, Inc.[1]	380,000	25,528
Venustech Group Inc., Class A3	4,797,208	25,158
CDK Global, Inc.	757,216	24,875
SUMCO Corp.[3]	1,925,100	24,757
QAD Inc., Class A	616,000	24,597
Sansan, Inc.[1,3]	570,400	23,677
Coupa Software Inc.[1]	161,500	22,566
ALTEN SA, non-registered shares[3]	302,000	21,706
AIXTRON SE1,3	2,434,518	21,381
Tri Chemical Laboratories Inc.[3,4]	296,400	20,053
oRo Co., Ltd.[3,4]	804,200	19,635
SYNNEX Corp.	268,000	19,591
DraftKings Inc.[1,3,5,6]	5,615,865	19,013
LiveRamp Holdings, Inc.[1]	568,700	18,722
Faraday Technology Corp.[2,3]	15,370,000	18,455
NIIT Technologies Ltd.[3]	1,203,002	18,248
Maxlinear, Inc.[1]	1,500,000	17,505
TravelSky Technology Ltd., Class H3	9,960,000	17,481
Zendesk, Inc.[1]	273,000	17,475
Smart Metering Systems PLC[3,4]	2,053,096	16,921
Trimble Inc.[1]	530,000	16,870
SMALLCAP World Fund — Page 2 of 17

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
NHN KCP Corp.[3]	664,623	$16,652
INFICON Holding AG3	23,396	15,244
Veeco Instruments Inc.[1]	1,490,000	14,259
Flex Ltd.[1]	1,659,500	13,898
EVERTEC, Inc.	599,690	13,631
FDM Group (Holdings) PLC[3]	1,415,000	12,953
Fair Isaac Corp.[1]	41,700	12,831
Kingboard Holdings Ltd.[3]	5,271,500	12,280
TTM Technologies, Inc.[1]	1,167,000	12,067
Paylocity Holding Corp.[1]	126,195	11,146
Sabre Corp.	1,867,711	11,076
GMO Payment Gateway, Inc.[3]	153,000	10,736
Fineos Corp Holdings PLC[1,3]	6,288,063	10,508
Smaregi, Inc.[1,3,4]	363,700	9,197
Globalwafers Co., Ltd.[3]	777,000	8,600
PAR Technology Corp.[1,4]	658,695	8,471
Endurance International Group Holdings, Inc.[1]	4,184,420	8,076
Jenoptik AG3	490,851	8,049
Tyro Payments Ltd.[1,3,4]	6,599,336	7,576
TeamSpirit Inc.[1,3,4]	450,000	7,072
Double Standard Inc.[3,4]	181,100	6,836
Datagroup SE3,4	120,435	6,827
Zebra Technologies Corp., Class A1	36,300	6,665
eCloudvalley Digital Technology Co., Ltd.[3]	1,340,000	6,627
Cloudflare, Inc., Class A1,4	264,395	6,208
Foursquare Labs, Inc., Series A1,3,5,6,7	1,970,385	5,891
Teradata Corp.[1]	192,700	3,948
Atea ASA[3]	422,042	3,573
Zuken Inc.[3]	139,300	2,952
Technology One Ltd.[3]	92,891	465
		8,577,265
Health care 19.31%
Insulet Corp.[1,2]	3,878,435	642,579
Molina Healthcare, Inc.[1]	2,579,100	360,326
Haemonetics Corp.[1,2]	2,524,222	251,564
Centene Corp.[1]	3,969,978	235,856
NovoCure Ltd.[1]	3,480,597	234,383
Notre Dame Intermédica Participações SA	26,440,629	228,781
Fisher & Paykel Healthcare Corp. Ltd.[3]	11,321,435	205,232
DexCom, Inc.[1]	720,300	193,955
Cansino Biologics Inc., Class H1,2,3,4	10,552,600	169,768
Allakos Inc.[1,2,4]	3,802,533	169,175
Mani, Inc.[2,3]	6,830,382	167,445
GW Pharmaceuticals PLC (ADR)[1,2,4]	1,703,090	149,140
Amplifon SpA[3]	6,641,200	136,269
Teladoc Health, Inc.[1,4]	770,000	119,358
Integra LifeSciences Holdings Corp.[1]	2,632,175	117,579
Cortexyme, Inc.[1,2,4]	2,251,302	102,682
Cortexyme, Inc.[1,2,3,6]	76,528	3,351
Ambu AS, Class B, non-registered shares[3,4]	4,210,500	102,615
Bluebird Bio, Inc.[1]	1,994,320	91,659
PRA Health Sciences, Inc.[1]	1,101,150	91,440
Ultragenyx Pharmaceutical Inc.[1]	1,989,470	88,392
Fagron NV2,3	4,464,984	88,205
SMALLCAP World Fund — Page 3 of 17

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Allogene Therapeutics, Inc.[1,4]	3,851,941	$74,882
Allogene Therapeutics, Inc.[1]	653,594	12,706
iRhythm Technologies, Inc.[1]	1,030,650	83,843
Galapagos NV1,3	418,239	82,988
Menicon Co., Ltd.[3]	1,798,500	80,381
New Frontier Health Corp., Class A1,2,7	9,313,186	76,834
Vitrolife AB3	5,002,795	72,231
Nakanishi Inc.[2,3]	5,332,700	70,902
Zai Lab Ltd. (ADR)[1]	1,356,900	69,853
Silk Road Medical, Inc.[1,2]	2,085,600	65,655
CONMED Corp.	1,093,000	62,596
Natera, Inc.[1]	2,095,580	62,574
Sysmex Corp.[3]	859,000	62,107
STAAR Surgical Co.[1]	1,918,400	61,888
Biohaven Pharmaceutical Holding Co. Ltd.[1]	1,806,900	61,489
Pharmaron Beijing Co., Ltd., Class H1,3	9,308,000	59,836
NuVasive, Inc.[1]	1,166,000	59,070
Agilon Health TopCo, Inc.[1,3,5,6]	131,143	54,011
Hikma Pharmaceuticals PLC[3]	2,117,000	53,367
Exact Sciences Corp.[1]	890,000	51,620
MorphoSys AG, non-registered shares[1,3]	510,875	51,026
Madrigal Pharmaceuticals, Inc.[1]	742,922	49,597
Revance Therapeutics, Inc.[1,2]	3,291,900	48,720
Incyte Corp.[1]	640,000	46,867
Metropolis Healthcare Ltd.[2,3]	2,780,746	46,670
CompuGroup Medical SE3	753,500	46,366
CryoLife, Inc.[1,2]	2,669,914	45,175
Penumbra, Inc.[1]	265,244	42,792
Hutchison China MediTech Ltd. (ADR)[1]	2,271,707	40,550
Divi’s Laboratories Ltd.[3]	1,500,000	39,093
CellaVision AB, non-registered shares[2,3]	1,550,300	38,293
Globus Medical, Inc., Class A1	896,500	38,128
Vir Biotechnology, Inc.[1,4]	1,094,305	37,502
Pacific Biosciences of California, Inc.[1,2]	12,242,300	37,461
Carl Zeiss Meditec AG, non-registered shares[1,3]	368,406	35,795
Glaukos Corp.[1,4]	1,150,322	35,499
Revenio Group Oyj, non-registered shares[1,2,3]	1,405,820	35,135
Editas Medicine, Inc.[1]	1,760,000	34,901
WuXi Biologics (Cayman) Inc.[1,3]	2,672,000	34,446
Genmab A/S1,3	165,000	33,491
Sarepta Therapeutics, Inc.[1]	320,842	31,385
Cellectis SA (ADR)[1,2]	2,214,336	20,372
Cellectis SA, non-registered shares[1,2,3,4]	1,181,240	10,907
Hypera SA, ordinary nominative	5,561,283	30,599
Adaptive Biotechnologies Corp.[1,4]	1,077,200	29,925
Genomma Lab Internacional, SAB de CV, Series B1,4	35,953,000	28,599
Guardant Health, Inc.[1]	409,133	28,476
Encompass Health Corp.	443,400	28,391
Abcam PLC[3]	1,900,000	27,139
Zealand Pharma A/S1,3	741,816	25,575
Adaptimmune Therapeutics PLC (ADR)[1,2,4]	9,323,900	25,361
Wright Medical Group NV1	879,857	25,208
Autolus Therapeutics PLC (ADR)[1,2,4]	4,178,494	25,029
AddLife AB, Class B3	859,875	24,905
Acerta Pharma BV1,3,5,6	195,556,815	24,562
SMALLCAP World Fund — Page 4 of 17

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Precision BioSciences, Inc.[1,2]	4,062,000	$24,494
Krka, dd, Novo mesto[3]	335,262	24,029
Global Blood Therapeutics, Inc.[1,4]	467,520	23,886
Asahi Intecc Co., Ltd.[3]	962,400	23,824
Health Catalyst, Inc.[1]	888,900	23,245
Gossamer Bio, Inc.[1]	2,262,851	22,968
Xenon Pharmaceuticals Inc.[1,2,4]	2,019,226	22,898
EM Systems Co., Ltd.[3,4]	2,683,100	22,349
Neurocrine Biosciences, Inc.[1]	258,000	22,330
Grifols, SA, Class B (ADR)	616,400	12,415
Grifols, SA, Class A, non-registered shares[3]	270,000	9,196
Schrodinger, Inc.[1]	500,000	21,560
Twist Bioscience Corp.[1]	704,000	21,528
BioMarin Pharmaceutical Inc.[1]	250,000	21,125
OdontoPrev SA, ordinary nominative	7,353,900	20,493
Ironwood Pharmaceuticals, Inc., Class A1,4	2,030,000	20,483
Flexion Therapeutics, Inc.[1,2,4]	2,510,700	19,759
Addus HomeCare Corp.[1]	290,000	19,604
Shockwave Medical, Inc.[1]	585,000	19,410
Revolution Medicines, Inc.[1]	869,534	19,051
Hangzhou Tigermed Consulting Co., Ltd., Class A3	2,107,152	18,946
Karuna Therapeutics, Inc.[1,4]	259,000	18,648
Chemed Corp.	42,000	18,194
WIN-Partners Co., Ltd.[2,3]	1,936,000	17,576
Phreesia, Inc.[1]	768,500	16,162
Nevro Corp.[1]	160,000	15,997
CRISPR Therapeutics AG1	375,000	15,904
Hugel, Inc.[1,3]	57,557	15,774
NuCana PLC (ADR)[1,2,4]	2,574,816	15,011
Alnylam Pharmaceuticals, Inc.[1]	137,700	14,989
LivaNova PLC[1]	305,600	13,828
Intercept Pharmaceuticals, Inc.[1]	213,137	13,419
Sosei Group Corp.[1,3,4]	1,116,200	13,318
Black Diamond Therapeutics, Inc.[1,4]	525,000	13,099
Fleury SA, ordinary nominative	3,348,800	13,044
Clinuvel Pharmaceuticals Ltd.[3,4]	941,000	11,290
Deciphera Pharmaceuticals, Inc.[1]	270,000	11,116
Unity Biotechnology, Inc.[1,4]	1,835,000	10,643
UDG Healthcare PLC[3]	1,350,127	10,552
Medacta Group SA1,3	172,600	10,164
Genus PLC[3]	246,000	10,001
Agios Pharmaceuticals, Inc.[1]	276,600	9,814
Rubius Therapeutics, Inc.[1]	2,178,994	9,697
Hua Medicine[1,3]	22,418,000	8,805
Genfit SA, non-registered shares[1,3,4]	350,509	5,229
Genfit SA (ADR)[1,4]	247,100	3,561
Arjo AB, Class B3	1,749,000	8,709
Amvis Holdings, Inc.[1,3,4]	196,600	6,796
CELLINK AB, Class B1,3	800,000	6,692
Creo Medical Group PLC[1,3]	3,457,000	4,999
Paramount Bed Holdings Co., Ltd.[3]	107,500	4,454
Bausch Health Cos. Inc.[1]	200,000	3,100
NMC Health PLC[3,5]	2,363,493	1,536
Sage Therapeutics, Inc.[1]	50,900	1,462
Neovasc Inc.[1,2]	890,602	1,300
SMALLCAP World Fund — Page 5 of 17

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Piramal Enterprises Ltd.[3]	84,647	$1,031
Clovis Oncology, Inc.[1,4]	119,000	757
		7,222,791
Consumer discretionary 14.39%
Evolution Gaming Group AB2,3	10,849,830	369,410
Just Eat Takeaway (EUR denominated)[1,3]	2,858,900	215,519
Ocado Group PLC[1,3]	11,903,000	179,737
Dollarama Inc.	6,015,000	166,862
frontdoor, inc.[1,2]	4,742,274	164,936
Trainline PLC[1,2,3]	38,454,440	160,843
Helen of Troy Ltd.[1]	983,400	141,639
Floor & Decor Holdings, Inc., Class A1	4,356,200	139,790
Luckin Coffee Inc., Class A (ADR)[1,2,4]	5,080,724	138,145
Strategic Education, Inc.	864,000	120,753
TopBuild Corp.[1]	1,593,600	114,166
Thor Industries, Inc.	2,643,692	111,511
Five Below, Inc.[1]	1,582,402	111,369
Mattel, Inc.[1]	12,260,000	108,011
MercadoLibre, Inc.[1]	218,600	106,804
Arco Platform Ltd., Class A1	2,436,396	102,962
Wyndham Hotels & Resorts, Inc.	3,091,185	97,403
Pool Corp.	483,600	95,158
YETI Holdings, Inc.[1,2]	4,790,149	93,504
Domino’s Pizza Group PLC[2,3]	26,342,815	92,793
Bright Horizons Family Solutions Inc.[1]	871,849	88,929
Momo.com Inc.[3]	6,814,000	86,228
Grand Canyon Education, Inc.[1]	1,114,200	84,997
Freni Brembo SpA[3,4]	10,788,819	80,353
GVC Holdings PLC[3]	11,353,694	78,813
Moncler SpA[3]	2,120,000	77,391
Domino’s Pizza, Inc.	236,900	76,772
Jumbo SA3	5,206,161	71,111
Gentex Corp.	3,208,134	71,092
zooplus AG, non-registered shares[1,2,3,4]	571,544	70,861
Ace Hardware Indonesia Tbk PT3	855,750,000	68,069
ServiceMaster Global Holdings, Inc.[1]	2,396,000	64,692
Jiumaojiu International Holdings Ltd.[1,3]	52,948,000	59,685
KB Home	3,210,519	58,110
Brunello Cucinelli SpA[3]	1,608,281	48,920
IDP Education Ltd.[3]	6,801,412	48,362
Melco International Development Ltd.[3]	33,046,000	47,541
Shop Apotheke Europe NV, non-registered shares[1,2,3,4]	804,857	45,016
Bygghemma Group First AB1,2,3,4	6,670,000	41,358
Lennar Corp., Class A	1,058,458	40,433
Lennar Corp., Class B	21,169	612
B2W - Cia. Digital, ordinary nominative[1]	4,372,661	40,393
Endurance Technologies Ltd.[3]	5,039,097	39,380
POYA International Co., Ltd.[3]	2,795,527	39,316
AcadeMedia AB2,3	7,897,375	38,916
Kontoor Brands, Inc.[4]	1,910,000	36,615
ASOS PLC[1,3]	2,380,023	35,244
Williams-Sonoma, Inc.	800,000	34,016
China MeiDong Auto Holdings Ltd.[3]	20,000,000	31,156
Nien Made Enterprise Co., Ltd.[3]	4,920,000	28,963
SMALLCAP World Fund — Page 6 of 17

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
MIPS AB3	1,195,000	$26,971
Cairn Homes PLC[3]	35,569,000	26,625
MGM China Holdings, Ltd.[3,4]	25,559,704	26,025
Tongcheng-Elong Holdings Ltd.[1,3,4]	18,147,800	25,397
Kindred Group PLC (SDR)[3]	6,707,442	24,999
Cavco Industries, Inc.[1]	170,870	24,766
Toll Brothers, Inc.	1,268,000	24,409
Etsy, Inc.[1]	633,000	24,333
M.D.C. Holdings, Inc.	967,528	22,447
Wayfair Inc., Class A1,4	416,000	22,231
Tube Investments of India Ltd.[3]	6,169,000	21,986
Levi Strauss & Co., Class A4	1,750,000	21,752
WH Smith PLC[3]	1,538,000	21,723
Relaxo Footwears Ltd.[3]	2,709,720	21,449
Stars Group Inc.[1,4]	1,043,400	21,306
Paltac Corp.[3]	423,800	21,161
Games Workshop Group PLC[3]	382,000	20,491
Vivo Energy PLC[3]	23,907,621	20,127
Musti Group Oyj[1,2,3]	2,179,804	19,954
Basic Fit NV1,3	1,142,663	19,070
Cie. Plastic Omnium SA3	1,348,533	18,990
TUI AG3,4	4,105,156	18,385
D.R. Horton, Inc.	490,000	16,660
Hilton Grand Vacations Inc.[1]	1,044,535	16,472
Jumbo Interactive Ltd.[3,4]	2,771,590	15,928
Vail Resorts, Inc.	101,000	14,919
Elior Group SA1,3,4	2,185,000	14,441
GoCo Group PLC[3]	18,388,760	13,959
Bajaj Electricals Ltd.[3]	3,965,424	13,900
Everi Holdings Inc.[1]	4,211,507	13,898
Aramark	683,000	13,640
Six Flags Entertainment Corp.	1,059,000	13,280
Century Communities, Inc.[1]	911,000	13,219
Norwegian Cruise Line Holdings Ltd.[1]	1,100,000	12,056
Graham Holdings Co., Class B	35,000	11,941
Lands’ End, Inc.[1,2]	2,225,000	11,881
Map Aktif Adiperkasa Tbk PT1,3	97,144,400	11,678
Nordstrom, Inc.	760,000	11,658
Harley-Davidson, Inc.	592,000	11,207
Gourmet Master Co. Ltd.[3]	4,371,000	10,858
Thule Group AB3	618,600	10,771
Beazer Homes USA, Inc.[1,2]	1,659,813	10,689
Cooper Tire & Rubber Co.	616,000	10,041
Melco Resorts & Entertainment Ltd. (ADR)	800,000	9,920
Macy’s, Inc.	1,900,000	9,329
Zhongsheng Group Holdings Ltd.[3]	2,652,000	9,232
Cyrela Brazil Realty SA, ordinary nominative	3,331,200	9,059
Dalata Hotel Group PLC[3]	3,000,900	8,268
DO & CO AG, non-registered shares[3]	205,359	8,080
OneSpaWorld Holdings Ltd.[4]	1,887,548	7,663
Bloomberry Resorts Corp.[3]	57,777,500	6,755
SSP Group PLC[3]	1,461,695	5,556
William Hill PLC[3]	6,394,600	5,382
Delta Corp. Ltd.[3]	6,186,951	5,344
Jamna Auto Industries Ltd.[3]	16,912,000	5,319
SMALLCAP World Fund — Page 7 of 17

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Ryohin Keikaku Co., Ltd.[3]	463,900	$5,207
Dine Brands Global, Inc.	180,000	5,162
Greggs PLC[3]	256,500	5,128
Del Taco Restaurants, Inc.[1]	1,438,200	4,933
Piaggio & C. SpA[3]	2,650,000	4,742
Viomi Technology Co., Ltd. (ADR)[1,4]	992,968	4,319
Chow Sang Sang Holdings International Ltd.[3]	4,227,700	4,182
Salvatore Ferragamo SpA[3]	260,563	3,462
Westwing Group AG, non-registered shares[1,3]	952,000	3,461
Lojas Americanas SA, ordinary nominative	1,232,000	3,426
Signet Jewelers Ltd.	529,100	3,413
Despegar.com, Corp.[1]	565,409	3,206
Sabina PCL[3]	6,000,000	3,075
Victoria PLC[1,3,4]	985,000	2,538
Samsonite International SA3	1,350,000	1,277
Royal Caribbean Cruises Ltd.	37,500	1,206
Central Automotive Products Ltd.[3]	68,400	1,181
BNN Technology PLC[1,2,3,5]	19,007,000	236
China Zenix Auto International Ltd. (ADR)[1]	2,152,000	226
		5,382,639
Industrials 13.67%
IMCD NV2,3	3,290,469	234,011
BELIMO Holding AG3	30,114	195,358
Spirax-Sarco Engineering PLC[3]	1,769,028	178,703
Nihon M&A Center Inc.[3]	6,387,180	174,659
NIBE Industrier AB, Class B3	11,926,808	173,659
BWX Technologies, Inc.	3,330,650	162,236
Harmonic Drive Systems Inc.[3,4]	3,146,300	137,464
MonotaRO Co., Ltd.[3]	5,140,700	136,596
Meggitt PLC[3]	37,003,226	134,049
Rexnord Corp.	5,833,000	132,234
Marel hf. (ISK denominated)[3]	30,252,308	118,722
Marel hf. (EUR denominated)[3]	1,166,667	4,501
VAT Group AG3	872,000	120,809
I.M.A. Industria Macchine Automatiche SpA[3,4]	1,994,005	116,853
Diploma PLC[3]	5,626,000	112,253
IDEX Corp.	810,937	111,998
Boyd Group Services Inc.[2]	1,038,851	108,144
VARTA AG, non-registered shares[1,3,4]	1,290,235	93,167
Watsco, Inc.	545,000	86,126
TechnoPro Holdings, Inc.[3]	1,771,000	82,246
Nolato AB, Class B3	1,777,691	80,505
Saia, Inc.[1]	1,065,200	78,335
Avon Rubber PLC[2,3]	2,387,963	68,160
Graco Inc.	1,374,000	66,955
Matson, Inc.	2,138,000	65,466
Waste Connections, Inc.	840,000	65,100
Sweco AB, Class B, non-registered shares[3]	2,241,000	64,037
International Container Terminal Services, Inc.[3]	43,485,826	63,495
TransDigm Group Inc.	190,000	60,836
Masco Corp.	1,625,000	56,176
Bravida Holding AB3	7,800,414	55,121
Curtiss-Wright Corp.	587,500	54,291
Armstrong World Industries, Inc.	665,196	52,830
SMALLCAP World Fund — Page 8 of 17

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Wizz Air Holdings PLC[1,3]	1,747,100	$49,819
Oshkosh Corp.	760,207	48,904
Bingo Industries Ltd.[2,3,4]	40,773,155	48,754
Rumo SA1	12,401,900	46,900
Japan Elevator Service Holdings Co., Ltd.[2,3]	2,039,800	46,871
FTI Consulting, Inc.[1]	386,200	46,255
Aerojet Rocketdyne Holdings, Inc.[1]	1,100,000	46,013
Rheinmetall AG3	634,983	45,320
Hexcel Corp.	1,184,123	44,038
Instalco AB2,3	3,831,789	43,531
Aalberts NV, non-registered shares[3]	1,761,000	41,812
Upwork Inc.[1,2]	6,345,736	40,930
Japan Airport Terminal Co. Ltd.[3]	1,051,300	40,580
Arcosa, Inc.	1,013,000	40,257
Havells India Ltd.[3]	6,364,000	40,098
Kingspan Group PLC[3]	724,000	38,765
Nitto Boseki Co., Ltd.[3]	874,000	38,600
Generac Holdings Inc.[1]	412,250	38,409
Guangzhou Baiyun International Airport Co. Ltd., Class A3	19,489,857	34,654
TOMRA Systems ASA[3]	1,205,200	33,728
Kratos Defense & Security Solutions, Inc.[1]	2,357,700	32,631
HomeServe PLC[3]	2,450,000	32,093
Cleanaway Waste Management Ltd.[3]	30,002,998	31,887
Lifco AB, Class B3	839,000	30,841
Coor Service Management Holding AB2,3	6,201,250	30,362
Alfen NV1,2,3	1,275,000	29,384
CoStar Group, Inc.[1]	50,000	29,360
Granite Construction Inc.	1,877,000	28,493
Atlas Corp.	3,500,000	26,915
Stericycle, Inc.[1]	533,000	25,893
Centre Testing International Group Co., Ltd.[3]	11,683,585	25,166
Interpump Group SpA[3]	988,000	23,841
AF Poyry, Class B3	1,553,500	23,811
Barrett Business Services, Inc.[2]	590,000	23,388
Daifuku Co., Ltd.[3]	313,200	19,850
Melrose Industries PLC[3]	17,517,457	19,782
XP Power Ltd.[3]	583,458	18,891
Air Lease Corp., Class A	835,600	18,500
PGT Innovations, Inc.[1]	2,181,973	18,307
Addtech AB, Class B3	701,759	17,291
Sakai Moving Service Co., Ltd.[3]	303,500	16,142
Robert Half International Inc.	420,000	15,855
Greaves Cotton Ltd.[2,3]	16,200,000	14,891
ManpowerGroup Inc.	280,000	14,837
Imperial Logistics Ltd.[3]	9,323,584	13,763
Woodward, Inc.	222,000	13,196
Trinity Industries, Inc.	796,500	12,800
CAE Inc.	1,000,000	12,641
Carborundum Universal Ltd.[3]	4,365,000	12,573
The Brink’s Co.	240,500	12,518
Aeroflot - Russian Airlines PJSC[3]	13,247,000	11,488
American Airlines Group Inc.[4]	872,000	10,630
BMC Stock Holdings, Inc.[1]	579,222	10,270
SiteOne Landscape Supply, Inc.[1]	133,900	9,858
Indutrade AB3	360,000	9,788
SMALLCAP World Fund — Page 9 of 17

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Grafton Group PLC, units[3]	1,437,900	$9,453
Patrick Industries, Inc.	335,300	9,442
Troax Group AB3	747,300	6,903
Westshore Terminals Investment Corp.	742,300	6,899
Avis Budget Group, Inc.[1]	462,000	6,422
Advanced Disposal Services, Inc.[1]	195,000	6,396
Middleby Corp.[1]	109,000	6,200
DKSH Holding AG1,3	117,183	5,827
Prosegur Compañía de Seguridad, SA3	2,308,705	5,811
Embraer SA, ordinary nominative[1]	3,085,000	5,664
Grupo Aeroportuario del Pacífico, SAB de CV	1,022,254	5,489
Mullen Group Ltd.[4]	1,845,600	5,377
Fluor Corp.	705,000	4,872
Miura Co., Ltd.[3]	133,800	4,777
PageGroup PLC[3]	1,015,900	4,580
Hertz Global Holdings Inc.[1]	671,857	4,152
JELD-WEN Holding, Inc.[1]	415,000	4,038
easyJet PLC[3]	472,179	3,398
Klingelnberg AG3	278,554	2,818
JGC Holdings Corp.[3]	340,800	2,734
BeNEXT Group Inc.[3]	533,500	2,519
Polypipe Group PLC[3]	401,800	2,290
Briggs & Stratton Corp.[4]	1,077,815	1,951
J. Kumar Infraprojects Ltd.[3]	269,143	268
		5,115,549
Financials 7.36%
Kotak Mahindra Bank Ltd.[3]	15,337,852	259,569
Cannae Holdings, Inc.[1,2]	6,211,271	208,015
Ares Management Corp., Class A	5,174,776	160,056
RenaissanceRe Holdings Ltd.	1,058,600	158,070
First Republic Bank	1,141,825	93,949
Bajaj Finance Ltd.[3]	3,257,000	93,882
SVB Financial Group[1]	606,500	91,630
Moelis & Co., Class A4	3,254,768	91,459
AJ Bell PLC[3]	20,354,700	78,268
Trupanion, Inc.[1,2,4]	2,795,507	72,767
Enstar Group Ltd.[1]	443,115	70,477
Seacoast Banking Corp. of Florida[1,2]	3,581,901	65,585
Essent Group Ltd.	2,488,800	65,555
MarketAxess Holdings Inc.	177,900	59,164
Aavas Financiers Ltd.[1,3]	3,803,977	58,812
East West Bancorp, Inc.	2,212,970	56,962
IIFL Wealth Management Ltd.[3]	4,324,454	56,799
Capitec Bank Holdings Ltd.[3]	1,123,983	55,029
AU Small Finance Bank Ltd.[3]	7,970,934	54,837
Janus Henderson Group PLC	3,555,041	54,463
Focus Financial Partners Inc., Class A1	2,354,300	54,172
CenterState Bank Corp.	2,999,933	51,689
TMX Group Ltd.	626,200	46,619
AssetMark Financial Holdings, Inc.[1]	2,250,000	45,878
Bolsa Mexicana de Valores, SAB de CV, Series A4	28,956,645	44,236
Euronext NV3	568,333	42,335
Clarivate Analytics PLC[1]	1,978,797	41,060
City Union Bank Ltd.[3]	23,024,994	39,046
SMALLCAP World Fund — Page 10 of 17

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
VZ Holding AG3	93,000	$31,229
Eurobank Ergasias Services and Holdings SA1,3	62,206,000	27,374
The Bank of N.T. Butterfield & Son Ltd.	1,550,000	26,397
Indian Energy Exchange Ltd.[3]	14,190,655	23,996
AURELIUS Equity Opportunities SE & Co. KGaA, non-registered shares[3,4]	1,261,365	23,865
HDFC Asset Management Co., Ltd.[3]	824,971	22,639
Waddell & Reed Financial, Inc., Class A4	1,850,000	21,053
CIT Group Inc.	1,169,777	20,190
Umpqua Holdings Corp.	1,785,500	19,462
L&T Finance Holdings Ltd.[3]	27,926,500	18,933
Fanhua Inc. (ADR)[4]	917,056	18,451
Uzabase, Inc.[1,3]	1,390,300	17,833
Flow Traders NV, non-registered shares[3]	568,334	17,129
Close Brothers Group PLC[3]	1,131,900	15,841
TCS Group Holding PLC (GDR)[3]	1,119,136	12,876
TCS Group Holding PLC (GDR)[3,7]	217,587	2,504
Artisan Partners Asset Management Inc., Class A	705,000	15,150
Sabre Insurance Group PLC[3]	4,096,502	14,826
Boston Private Financial Holdings, Inc.	1,978,177	14,144
Hiscox Ltd.[3]	1,179,246	13,503
Greenhill & Co., Inc.[2]	1,169,700	11,510
Webster Financial Corp.	500,000	11,450
Nova Ljubljanska banka dd (GDR)[3]	1,253,700	10,320
Kinsale Capital Group, Inc.	87,020	9,096
Hilltop Holdings Inc.	600,000	9,072
NMI Holdings, Inc.[1]	687,789	7,985
Huize Holding Ltd. (ADR)[1,4]	826,780	6,780
Radian Group Inc.	497,075	6,437
Shriram Transport Finance Co. Ltd.[3]	730,499	6,303
Cowen Inc., Class A	640,000	6,182
MJ Hudson Group PLC[1,3]	8,173,500	4,667
Cholamandalam Investment and Finance Co., Ltd.[3]	2,143,378	4,260
Funding Circle Holdings PLC[1,3,4]	5,986,000	4,081
Discovery Ltd.[3]	899,883	3,913
TISCO Financial Group PCL, foreign registered[3]	1,067,600	2,234
Luther Burbank Corp.	100,000	917
		2,752,985
Consumer staples 4.37%
Emmi AG2,3	317,072	289,878
Grocery Outlet Holding Corp.[1,2]	5,059,382	173,739
Raia Drogasil SA, ordinary nominative	6,681,392	130,964
Simply Good Foods Co., Class A1,2	6,151,000	118,468
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A3	15,721,895	106,268
Freshpet, Inc.[1]	1,179,959	75,364
Milbon Co., Ltd.[3]	1,323,500	66,866
Varun Beverages Ltd.[3]	8,963,431	62,212
COSMOS Pharmaceutical Corp.[3]	230,753	55,197
Lion Corp.[3]	1,983,000	42,544
Cranswick PLC[3]	831,700	38,088
Fresh Del Monte Produce Inc.	1,359,700	37,541
Hilton Food Group PLC[3]	2,712,967	36,550
AAK AB3	2,099,000	34,229
Davide Campari-Milano SpA[3]	4,200,000	30,211
Kotobuki Spirits Co., Ltd.[3,4]	665,000	29,883
SMALLCAP World Fund — Page 11 of 17

unaudited
Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Chengdu Hongqi Chain Co., Ltd.[3]	20,457,881	$27,959
Vector Group Ltd.	2,813,000	26,498
Hotel Chocolat Group PLC[2,3,4]	7,486,000	26,000
Chongqing Fuling Zhacai Group Co., Ltd., Class A3	5,529,403	24,652
Bakkafrost P/F3	517,500	24,596
Emperador Inc.[3]	135,870,000	21,346
Treasury Wine Estates Ltd.[3]	3,351,080	20,559
Bid Corp. Ltd.[3,4]	1,640,857	19,422
TCI Co., Ltd.[3]	3,150,218	18,456
Bellring Brands, Inc., Class A1	1,000,000	17,050
Kernel Holding SA3	1,642,578	13,091
Avenue Supermarts Ltd.[1,3]	417,313	12,042
United Spirits Ltd.[1,3]	1,780,114	11,371
PZ Cussons PLC[3,4]	4,096,400	9,830
Nomad Foods Ltd.[1]	400,000	7,424
Masan Group Corp.[1,3]	3,452,230	7,180
Century Pacific Food, Inc.[3]	25,901,000	6,873
Beyond Meat, Inc.[1,4]	73,395	4,888
Primo Water Corp. (Canada)	517,256	4,686
R.E.A. Holdings PLC[1,3]	2,152,000	2,673
Prataap Snacks Ltd.[3]	304,479	2,001
		1,636,599
Communication services 3.38%
Iridium Communications Inc.[1,2]	7,201,932	160,819
Iridium Communications Inc.[1,2,7]	636,132	14,205
New York Times Co., Class A	4,015,100	123,304
Bandwidth Inc., Class A1,4	1,806,971	121,591
Altice Europe NV, Class A1,3	27,179,700	105,065
HUYA, Inc. (ADR)[1]	5,215,445	88,402
JCDecaux SA3	3,578,000	64,883
Yandex NV, Class A1	1,530,000	52,096
Cogent Communications Holdings, Inc.	565,000	46,313
Cable One, Inc.	25,321	41,628
Zee Entertainment Enterprises Ltd.[3]	21,442,874	35,027
The Madison Square Garden Co., Class A1	144,915	30,636
JOYY Inc., Class A (ADR)[1]	562,000	29,932
ITV PLC[3]	34,087,664	28,185
Nexstar Media Group, Inc.	400,000	23,092
World Wrestling Entertainment, Inc., Class A4	672,000	22,801
Codemasters Group Holdings PLC[1,3]	7,560,000	22,510
Kamakura Shinsho, Ltd.[2,3,4]	2,297,900	22,420
CarGurus, Inc., Class A1	1,177,827	22,308
DIP Corp.[3]	1,298,800	20,893
Adevinta ASA[1,3]	2,144,199	19,179
Zillow Group, Inc., Class C, nonvoting shares[1,4]	525,000	18,910
RPA Holdings, Inc.[1,3,4]	2,301,800	15,937
ProSiebenSat.1 Media SE3	1,799,000	14,529
VGI PCL, foreign registered[3]	81,538,000	14,159
GCI Liberty, Inc., Class A1	244,537	13,931
Bharti Infratel Ltd.[3]	5,797,028	12,143
Vonage Holdings Corp.[1]	1,601,300	11,577
The Pebble Group PLC[1,2,3]	10,884,000	11,438
Masmovil Ibercom, SA1,3	695,996	11,057
Yelp Inc.[1]	585,000	10,548
SMALLCAP World Fund — Page 12 of 17

unaudited
Common stocks (continued) Communication services (continued)	Shares	Value (000)
Elang Mahkota Teknologi Tbk PT3	34,046,200	$10,325
Euskaltel, SA, non-registered shares[3]	1,330,000	9,874
IMAX China Holding, Inc.[3]	4,063,700	6,292
Nordic Entertainment Group AB, Class B3	288,687	6,086
Zegona Communications PLC[3,4]	3,300,304	3,271
Catena Media PLC[1,3]	214,035	342
		1,265,708
Materials 2.01%
Valvoline Inc.	4,756,821	62,267
Navin Fluorine International Ltd.[2,3]	3,485,500	55,175
Royal Gold, Inc.	598,679	52,510
Kansai Paint Co., Ltd.[3]	2,743,344	52,310
JCU Corp.[2,3]	2,004,700	41,724
CCL Industries Inc., Class B, nonvoting shares	1,334,700	40,583
SIG Combibloc Group AG3	2,600,000	38,956
Allegheny Technologies Inc.[1]	4,334,359	36,842
Lundin Mining Corp.	8,886,000	33,402
Aarti Industries Ltd.[3]	3,045,352	30,470
Loma Negra Compania Industrial Argentina SA (ADR)[1,2]	6,792,990	24,115
Vidrala, SA, non-registered shares[3]	255,558	23,099
Symrise AG3	227,500	21,545
PI Industries Ltd.[3]	1,362,000	21,019
LANXESS AG3	505,240	20,227
ACC Ltd.[3]	1,506,050	19,064
UPL Ltd.[3]	4,369,222	18,674
Essel Propack Ltd.[3]	8,419,273	17,048
Berger Paints India Ltd.[3]	2,500,993	16,311
Croda International PLC[3]	303,595	16,056
Aluflexpack AG1,3	760,425	15,294
Arkema SA3	212,100	14,668
Gulf Oil Lubricants India Ltd.[3]	2,038,914	13,632
Vinati Organics Ltd.[3]	928,972	9,395
China BlueChemical Ltd., Class H3	48,476,000	7,459
Sandstorm Gold Ltd.[1,4]	1,361,300	6,820
Wienerberger AG3	425,700	6,735
Nevada Copper Corp.[1,2,4]	46,345,500	6,092
Borregaard ASA[3]	629,000	5,853
Alcoa Corp.[1]	910,000	5,606
Stella-Jones Inc.	209,400	4,562
Excelsior Mining Corp.[1,2,4]	12,868,000	4,023
Gerdau SA (ADR)[4]	2,011,500	3,842
Turquoise Hill Resources Ltd. (CAD denominated)[1]	7,862,206	3,073
Venator Materials PLC[1]	1,583,000	2,723
Kansai Nerolac Paints Ltd.[3]	44,586	226
Aarti Surfactants Ltd.[1,3,5]	64,380	91
		751,491
Real estate 1.98%
Embassy Office Parks REIT[3]	30,015,600	138,932
Altus Group Ltd.[2,4]	3,212,700	83,325
WHA Corp. PCL[2,3]	893,252,324	60,556
MGM Growth Properties LLC REIT, Class A	2,397,000	56,737
Digital Realty Trust, Inc. REIT	346,283	48,102
BR Properties SA, ordinary nominative[1]	20,315,000	35,812
SMALLCAP World Fund — Page 13 of 17

unaudited
Common stocks (continued) Real estate (continued)	Shares	Value (000)
DoubleDragon Properties Corp.[1,3]	92,610,000	$29,395
JHSF Participacoes SA2	40,035,711	26,967
Poly Property Development Co., Ltd., Class H1,3	3,070,600	25,856
Cyrela Commercial Properties SA, ordinary nominative[1,2]	8,557,663	22,645
Relo Group, Inc.[3]	1,037,500	21,776
Hibernia REIT PLC[3]	16,260,000	19,031
Cousins Properties Inc. REIT	599,532	17,548
Two Harbors Investment Corp. REIT	4,146,622	15,799
K-Fast Holding AB, Class B1,3	927,828	14,884
Concentradora Fibra Danhos, SA de CV REIT	17,511,980	14,351
China Overseas Property Holdings Ltd.[3]	14,969,000	14,042
Mitre Realty Empreendimentos E Participações SA1,2	6,168,863	13,059
K. Wah International Holdings Ltd.[3]	30,270,028	12,987
Redwood Trust, Inc. REIT	2,562,000	12,964
Samhallsbyggnadsbolaget i Norden AB, Class B3	6,203,000	11,837
Central Pattana PCL, foreign registered[1,3]	9,042,800	11,585
Foxtons Group PLC[2,3]	17,881,785	8,983
Metrovacesa, SA, non-registered shares[3]	1,350,000	7,510
Americold Realty Trust REIT	150,500	5,123
BR Malls Participacoes SA, ordinary nominative	2,173,500	4,175
Instone Real Estate Group AG, non-registered shares[1,3]	237,771	3,797
Morguard Corp.	23,400	2,196
		739,974
Energy 0.62%
Saipem SpA, Class S1,3	15,768,784	38,750
Petronet LNG Ltd.[3]	12,920,000	33,843
Worley Ltd.[3]	5,701,172	22,342
Cactus, Inc., Class A	1,749,976	20,300
New Fortress Energy LLC, Class A1,4	1,888,567	18,489
Noble Energy, Inc.	2,225,000	13,439
Venture Global LNG, Inc., Series C1,3,5,6,7	4,240	12,154
Magnolia Oil & Gas Corp., Class A1	2,000,000	8,000
Whitecap Resources Inc.[4]	9,125,000	7,586
Apache Corp.	1,747,000	7,302
Savannah Petroleum PLC[1,2,3]	64,599,102	6,363
Equitrans Midstream Corp.	1,125,800	5,663
NuVista Energy Ltd.[1,2,4]	15,965,000	5,502
Concho Resources Inc.	128,000	5,485
Solaris Oilfield Infrastructure, Inc., Class A	891,761	4,682
Cosan Ltd., Class A1	361,000	4,440
China Oilfield Services Ltd., Class H3	5,156,000	3,941
SM Energy Co.	2,960,000	3,611
Rattler Midstream LP	773,144	2,691
Weatherford International[1]	354,127	2,107
Nine Energy Service, Inc.[1,2,4]	2,367,696	1,914
Diamondback Energy, Inc.	50,000	1,310
Oil & Gas Development Co. Ltd.[3]	917,206	424
Extraction Oil & Gas, Inc.[1,4]	410,000	173
Centennial Resource Development, Inc., Class A1,4	621,700	164
		230,675
SMALLCAP World Fund — Page 14 of 17

unaudited
Common stocks (continued) Utilities 0.28%	Shares	Value (000)
Neoenergia SA	20,443,000	$67,631
ENN Energy Holdings Ltd.[3]	3,825,000	36,785
Mytrah Energy Ltd.[1,2,3,5]	10,418,000	129
		104,545
Total common stocks (cost: $28,249,818,000)		33,780,221
Preferred securities 0.93% Information technology 0.39%
Avidxchange, Inc., Series F, preferred shares[1,2,3,5,6]	2,159,548	105,844
Credo Technology Group Holding, Ltd., Series D, 8.00% noncumulative, preferred shares[1,3,5,6]	4,005,527	20,000
Gitlab Inc., Series E, preferred shares[1,3,5,6]	1,044,048	19,450
		145,294
Health care 0.36%
Sartorius AG, nonvoting preferred, non-registered shares[1,3]	395,000	96,542
Legend Biotech Corp., Series A, preferred shares[1,3,5,6]	3,907,854	30,450
PACT Pharma, Inc., Series C, 8.00% noncumulative, preferred shares[1,3,5,6]	4,397,107	8,145
		135,137
Consumer discretionary 0.11%
Made.com Design Ltd., Series C-4, preferred shares[1,2,3,5,6]	2,067,967	43,101
Industrials 0.07%
Azul SA, preferred nominative (ADR)[1]	2,332,057	23,764
Azul SA, preferred nominative[1]	771,000	2,604
		26,368
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00% cumulative, preferred shares[1]	96,000	72
Total preferred securities (cost: $286,158,000)		349,972
Rights & warrants 0.00% Information technology 0.00%
Foursquare Labs, Inc., warrants, expire 2033[1,3,5,6]	1,163,990	594
Communication services 0.00%
VGI PCL, warrants, expire 2022[1]	14,545,500	302
Total rights & warrants (cost: $0)		896
Convertible stocks 0.20% Communication services 0.08%
Nextdoor Inc., Series H, convertible preferred shares[3,5,6]	1,512,513	30,833
Consumer discretionary 0.07%
Coursera, Inc., Series E, 8.00% noncumulative, convertible preferred shares[3,5,6]	2,083,333	20,937
Coursera, Inc., Series C, 8.00% noncumulative, convertible preferred shares[3,5,6]	450,000	4,523
SMALLCAP World Fund — Page 15 of 17

unaudited
Convertible stocks (continued) Information technology 0.04%	Shares	Value (000)
RealSelf, Inc., Series C, convertible preferred shares[2,3,5,6]	3,468,862	$15,714
Health care 0.01%
Proteus Digital Health, Inc., Series G, 6.50% noncumulative, convertible preferred shares[3,5,6]	3,044,139	1,157
Total convertible stocks (cost: $120,234,000)		73,164
Bonds, notes & other debt instruments 0.01% Corporate bonds & notes 0.01% Energy 0.01%	Principal amount (000)
Weatherford International PLC 11.00% 2024[7]	$5,093	3,109
Total corporate bonds & notes		3,109
Total bonds, notes & other debt instruments (cost: $5,023,000)		3,109
Short-term securities 9.36% Money market investments 9.36%	Shares
Capital Group Central Cash Fund 1.00%[8]	30,929,807	3,094,218
Goldman Sachs Financial Square Government Fund 0.34%[8,9]	250,000,000	250,000
Blackrock FedFund 0.33%[8,9]	70,000,000	70,000
RBC U.S. Government Money Market Fund 0.82%[8,9]	44,000,000	44,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 0.25%[8,9]	19,500,000	19,500
Invesco Short-term Investments Trust - Government & Agency Portfolio 0.43%[8,9]	18,121,645	18,122
State Street Institutional U.S. Government Money Market Fund 0.32%[8,9]	5,000,000	5,000
Fidelity Institutional Money Market Funds - Government Portfolio 0.30%[8,9]	500,000	500
		3,501,340
Total short-term securities (cost: $3,500,017,000)		3,501,340
Total investment securities 100.80% (cost: $32,161,250,000)		37,708,702
Other assets less liabilities (0.80)%		(298,191)
Net assets 100.00%		$37,410,511
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $15,119,460,000, which represented 40.42% of the net assets of the fund. This amount includes $14,589,195,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	All or a portion of this security was on loan. The total value of all such securities was $632,192,000, which represented 1.69% of the net assets of the fund.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $114,697,000, which represented .31% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 3/31/2020.
[9]	Security purchased with cash collateral from securities on loan.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Avidxchange, Inc., Series F, preferred shares	12/26/2019	$105,844	$105,844.28%
Agilon Health TopCo, Inc.	1/4/2019-3/4/2020	50,494	54,011.15
Made.com Design Ltd., Series C-4, preferred shares	3/2/2018	41,328	43,101.12
Nextdoor Inc., Series H, convertible preferred shares	5/8/2019	30,833	30,833.08
Legend Biotech Corp., Series A, preferred shares	3/30/2020	30,450	30,450.08
SMALLCAP World Fund — Page 16 of 17

unaudited
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Acerta Pharma BV	5/7/2014	$11,250	$24,562.07%
Coursera, Inc., Series E, 8.00% noncumulative, convertible preferred shares	4/23/2019	25,000	20,937.06
Credo Technology Group Holding, Ltd., Series D, 8.00% noncumulative, preferred shares	3/20/2020	20,000	20,000.05
Gitlab Inc., Series E, preferred shares	9/11/2019	19,450	19,450.05
DraftKings Inc.	3/4/2020	26,900	19,013.05
RealSelf, Inc., Series C, convertible preferred shares	4/18/2018	19,000	15,714.04
Venture Global LNG, Inc., Series C	5/1/2015	12,720	12,154.03
PACT Pharma, Inc., Series C, 8.00% noncumulative, preferred shares	2/7/2020	9,000	8,145.02
Foursquare Labs, Inc., Series A	12/3/2013	20,000	5,891.02
Coursera, Inc., Series C, 8.00% noncumulative, preferred shares	2/20/2020	5,400	4,523.01
Cortexyme, Inc.	2/6/2020	3,826	3,351.01
Proteus Digital Health, Inc., Series G, 6.50% noncumulative, convertible preferred shares	5/6/2014-7/23/2014	40,000	1,157.00
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	—	594.00
Total private placement securities		$ 471,495	$ 419,730	1.12%
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GDR = Global Depositary Receipts
ISK = Icelandic kronor
SDR = Swedish Depositary Receipts
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2020 Capital Group. All rights reserved.
MFGEFPX-035-0520O-S73162	SMALLCAP World Fund — Page 17 of 17

Summary investment portfolio March 31, 2020	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	44.94%
Eurozone*	8.80
United Kingdom	6.65
Japan	5.68
China	3.82
India	3.80
Sweden	3.73
Brazil	2.25
Switzerland	2.12
Other countries	9.65
Short-term securities & other assets less liabilities	8.56
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Slovenia and Spain.

Common stocks 90.30%	Shares	Value (000)
Information technology 22.93%
RingCentral, Inc., Class A1	4,552,084	$964,632
MongoDB, Inc., Class A1	2,983,206	407,327
DocuSign, Inc.[1]	2,880,937	266,199
Smartsheet Inc., Class A1,2	5,990,800	248,678
Alteryx, Inc., Class A1	2,244,100	213,571
Paycom Software, Inc.[1]	982,669	198,509
SimCorp AS2,3	2,337,850	196,763
Network International Holdings PLC[1,2,3]	37,313,163	183,121
TeamViewer AG1,3	4,461,586	178,530
Cree, Inc.[1]	4,988,138	176,879
Netcompany Group AS, non-registered shares[1,2,3]	3,279,837	152,760
EPAM Systems, Inc.[1]	817,200	151,721
Net One Systems Co., Ltd.[2,3]	6,879,958	143,109
Ceridian HCM Holding Inc.[1]	2,851,343	142,767
Inphi Corp.[1]	1,718,754	136,074
Alarm.Com Holdings, Inc.[1,2]	3,208,000	124,823
CANCOM SE, non-registered shares[2,3]	2,878,806	123,498
Square, Inc., Class A1	2,274,730	119,150

2	SMALLCAP World Fund

	Shares	Value (000)
Kingdee International Software Group Co. Ltd.[3]	86,321,093	$114,597
Bottomline Technologies, Inc.[1,2]	3,112,000	114,055
WiseTech Global Ltd.[3,4]	10,863,808	113,285
Avalara, Inc.[1]	1,506,299	112,370
Other securities		3,994,847
		8,577,265

Health care 19.31%
Insulet Corp.[1,2]	3,878,435	642,579
Molina Healthcare, Inc.[1]	2,579,100	360,326
Haemonetics Corp.[1,2]	2,524,222	251,564
Centene Corp.[1]	3,969,978	235,856
NovoCure Ltd.[1]	3,480,597	234,383
Notre Dame Intermédica Participações SA	26,440,629	228,781
Fisher & Paykel Healthcare Corp. Ltd.[3]	11,321,435	205,232
DexCom, Inc.[1]	720,300	193,955
Cansino Biologics Inc., Class H1,2,3,4	10,552,600	169,768
Allakos Inc.[1,2,4]	3,802,533	169,175
Mani, Inc.[2,3]	6,830,382	167,445
GW Pharmaceuticals PLC (ADR)[1,2,4]	1,703,090	149,140
Amplifon SpA[3]	6,641,200	136,269
Teladoc Health, Inc.[1,4]	770,000	119,358
Integra LifeSciences Holdings Corp.[1]	2,632,175	117,579
Other securities		3,841,381
		7,222,791

Consumer discretionary 14.39%
Evolution Gaming Group AB2,3	10,849,830	369,410
Just Eat Takeaway (EUR denominated)[1,3]	2,858,900	215,519
Ocado Group PLC[1,3]	11,903,000	179,737
Dollarama Inc.	6,015,000	166,862
frontdoor, inc.[1,2]	4,742,274	164,936
Trainline PLC[1,2,3]	38,454,440	160,843
Helen of Troy Ltd.[1]	983,400	141,639
Floor & Decor Holdings, Inc., Class A1	4,356,200	139,790
Luckin Coffee Inc., Class A (ADR)[1,2,4]	5,080,724	138,145
Strategic Education, Inc.	864,000	120,753
TopBuild Corp.[1]	1,593,600	114,166
Other securities		3,470,839
		5,382,639

Industrials 13.67%
IMCD NV2,3	3,290,469	234,011
BELIMO Holding AG3	30,114	195,358
Spirax-Sarco Engineering PLC[3]	1,769,028	178,703
Nihon M&A Center Inc.[3]	6,387,180	174,659
NIBE Industrier AB, Class B3	11,926,808	173,659
BWX Technologies, Inc.	3,330,650	162,236
Harmonic Drive Systems Inc.[3,4]	3,146,300	137,464
MonotaRO Co., Ltd.[3]	5,140,700	136,596
Meggitt PLC[3]	37,003,226	134,049
Rexnord Corp.	5,833,000	132,234
Marel hf. (ISK denominated)[3]	30,252,308	118,722

SMALLCAP World Fund	3

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Marel hf. (EUR denominated)[3]	1,166,667	$4,501
VAT Group AG3	872,000	120,809
I.M.A. Industria Macchine Automatiche SpA[3,4]	1,994,005	116,853
Other securities		3,095,695
		5,115,549

Financials 7.36%
Kotak Mahindra Bank Ltd.[3]	15,337,852	259,569
Cannae Holdings, Inc.[1,2]	6,211,271	208,015
Ares Management Corp., Class A	5,174,776	160,056
RenaissanceRe Holdings Ltd.	1,058,600	158,070
Other securities		1,967,275
		2,752,985

Consumer staples 4.37%
Emmi AG2,3	317,072	289,878
Grocery Outlet Holding Corp.[1,2]	5,059,382	173,739
Raia Drogasil SA, ordinary nominative	6,681,392	130,964
Simply Good Foods Co., Class A1,2	6,151,000	118,468
Other securities		923,550
		1,636,599

Communication services 3.38%
Iridium Communications Inc.[1,2]	7,201,932	160,819
Iridium Communications Inc.[1,2,5]	636,132	14,205
New York Times Co., Class A	4,015,100	123,304
Bandwidth Inc., Class A1,4	1,806,971	121,591
Other securities		845,789
		1,265,708

Materials 2.01%
Other securities		751,491

Real estate 1.98%
Embassy Office Parks REIT[3]	30,015,600	138,932
Other securities		601,042
		739,974

Other 0.90%
Other securities		335,220

Total common stocks (cost: $28,249,818,000)		33,780,221

Preferred securities 0.93%
Other 0.93%
Other securities		349,972

Total preferred securities (cost: $286,158,000)		349,972

4	SMALLCAP World Fund

Rights & warrants 0.00%	Shares	Value (000)
Other 0.00%
Other securities		$896

Total rights & warrants (cost: $0)		896

Convertible stocks 0.20%
Other 0.20%
Other securities		73,164

Total convertible stocks (cost: $120,234,000)		73,164

Bonds, notes & other debt instruments 0.01%	Principal amount (000)
Corporate bonds & notes 0.01%
Other securities		3,109

Total bonds, notes & other debt instruments (cost: $5,023,000)		3,109

Short-term securities 9.36%	Shares
Money market investments 9.36%
Capital Group Central Cash Fund 1.00%[6]	30,929,807	3,094,218
Goldman Sachs Financial Square Government Fund 0.34%[6,7]	250,000,000	250,000
Blackrock FedFund 0.33%[6,7]	70,000,000	70,000
RBC U.S. Government Money Market Fund 0.82%[6,7]	44,000,000	44,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 0.25%[6,7]	19,500,000	19,500
Invesco Short-term Investments Trust - Government & Agency Portfolio 0.43%[6,7]	18,121,645	18,122
State Street Institutional U.S. Government Money Market Fund 0.32%[6,7]	5,000,000	5,000
Fidelity Institutional Money Market Funds - Government Portfolio 0.30%[6,7]	500,000	500
		3,501,340

Total short-term securities (cost: $3,500,017,000)		3,501,340
Total investment securities 100.80% (cost: $32,161,250,000)		37,708,702
Other assets less liabilities (0.80)%		(298,191)

Net assets 100.00%		$37,410,511

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

SMALLCAP World Fund	5

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the six months ended March 31, 2020, appear below.

	Beginning shares	Additions	Reductions	Ending shares
Common stocks 20.57%
Information technology 4.86%
Smartsheet Inc., Class A1	3,905,000	2,085,800	—	5,990,800
SimCorp AS3	2,199,151	150,000	11,301	2,337,850
Network International Holdings PLC[1,3]	34,351,542	2,961,621	—	37,313,163
Netcompany Group AS, non-registered shares[1,3]	3,199,913	225,000	145,076	3,279,837
Net One Systems Co., Ltd.[3]	5,194,958	1,685,000	—	6,879,958
Alarm.Com Holdings, Inc.[1]	2,520,700	687,300	—	3,208,000
CANCOM SE, non-registered shares[3]	1,989,634	1,012,931	123,759	2,878,806
Bottomline Technologies, Inc.[1]	2,648,000	464,000	—	3,112,000
Carel Industries SpA[3]	7,820,849	179,151	—	8,000,000
Yext, Inc.[1]	8,661,274	—	—	8,661,274
Fortnox AB3	4,550,903	646,459	414,616	4,782,746
Megaport Ltd.[1,3]	10,773,000	2,885,000	3,130,000	10,528,000
SHIFT Inc.[1,3,4]	—	846,500	—	846,500
Cardtronics PLC, Class A1	1,275,000	1,027,000	—	2,302,000
Bravura Solutions Ltd.[3]	19,125,000	—	—	19,125,000
eMemory Technology Inc.[3]	4,024,334	—	—	4,024,334
Faraday Technology Corp.[3]	15,370,000	—	—	15,370,000
Douzone Bizon Co., Ltd.[3,8]	2,015,058	—	621,200	1,393,858
Endurance International Group Holdings, Inc.[1,8]	9,707,399	—	5,522,979	4,184,420
SUNeVision Holdings Ltd.[3,8]	128,214,000	—	40,000,000	88,214,000
Humanica PCL[8]	44,000,400	—	44,000,400	—
Jenoptik AG3,8	4,561,200	—	4,070,349	490,851
Accesso Technology Group PLC[1,3,8]	2,185,500	25,925	2,211,425	—
Sansan, Inc.[1,3,8]	1,596,800	—	1,026,400	570,400
Tri Chemical Laboratories Inc.[3,4,8]	—	440,200	143,800	296,400
Health care 6.39%
Insulet Corp.[1]	4,456,019	—	577,584	3,878,435
Haemonetics Corp.[1]	1,974,000	550,222	—	2,524,222
Cansino Biologics Inc., Class H1,3,4	10,370,800	181,800	—	10,552,600
Allakos Inc.[1,4]	3,859,959	32,974	90,400	3,802,533
Mani, Inc.[3]	4,889,800	1,940,582	—	6,830,382
GW Pharmaceuticals PLC (ADR)[1,4]	1,915,345	126,000	338,255	1,703,090
Cortexyme, Inc.[1,4]	512,157	1,739,145	—	2,251,302
Cortexyme, Inc.[1,3,9]	—	76,528	—	76,528
Cortexyme, Inc.[1,3,5]	1,560,515	—	1,560,515	—
Fagron NV3	2,630,255	1,834,729	—	4,464,984
New Frontier Health Corp., Class A1,5	—	9,313,186	—	9,313,186
Nakanishi Inc.[3]	5,332,700	—	—	5,332,700
Silk Road Medical, Inc.[1]	—	2,085,600	—	2,085,600
Revance Therapeutics, Inc.[1]	2,010,000	1,281,900	—	3,291,900
Metropolis Healthcare Ltd.[3]	2,809,350	67,770	96,374	2,780,746
CryoLife, Inc.[1]	1,125,904	1,544,010	—	2,669,914
CellaVision AB, non-registered shares[3]	1,221,000	329,300	—	1,550,300
Pacific Biosciences of California, Inc.[1]	—	12,242,300	—	12,242,300
Revenio Group Oyj, non-registered shares[1,3]	1,713,820	—	308,000	1,405,820
Cellectis SA (ADR)[1]	1,529,736	684,600	—	2,214,336

6	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares
Cellectis SA, non-registered shares[1,3,4]	1,181,240	—	—	1,181,240
Adaptimmune Therapeutics PLC (ADR)[1,4]	7,419,700	1,904,200	—	9,323,900
Autolus Therapeutics PLC (ADR)[1,4]	2,377,718	1,800,776	—	4,178,494
Precision BioSciences, Inc.[1]	625,000	3,437,000	—	4,062,000
Xenon Pharmaceuticals Inc.[1,4]	2,019,226	—	—	2,019,226
Flexion Therapeutics, Inc.[1,4]	2,510,700	—	—	2,510,700
WIN-Partners Co., Ltd.[3]	1,817,600	118,400	—	1,936,000
NuCana PLC (ADR)[1,4]	2,574,816	—	—	2,574,816
Neovasc Inc.[1]	577,857	312,745	—	890,602
CONMED Corp.[8]	2,258,462	—	1,165,462	1,093,000
Diplomat Pharmacy, Inc.[1,8]	4,334,441	—	4,334,441	—
Natera, Inc.[1,8]	4,770,580	—	2,675,000	2,095,580
iRhythm Technologies, Inc.[1,8]	1,456,450	134,000	559,800	1,030,650
Osstem Implant Co., Ltd.[1,8]	1,134,274	—	1,134,274	—
Clovis Oncology, Inc.[1,4,8]	3,562,000	—	3,443,000	119,000
Neuronetics, Inc.[1,8]	1,464,300	—	1,464,300	—
Rubius Therapeutics, Inc.[1,8]	3,478,792	2,114,604	3,414,402	2,178,994
Corindus Vascular Robotics, Inc.[1,8]	10,872,716	—	10,872,716	—
Consumer discretionary 3.36%
Evolution Gaming Group AB3	8,937,960	3,336,883	1,425,013	10,849,830
frontdoor, inc.[1]	4,379,000	453,000	89,726	4,742,274
Trainline PLC[1,3]	33,352,068	8,083,372	2,981,000	38,454,440
Luckin Coffee Inc., Class A (ADR)[1,4]	4,835,924	244,800	—	5,080,724
YETI Holdings, Inc.[1]	1,152,200	3,637,949	—	4,790,149
Domino’s Pizza Group PLC[3]	27,307,815	3,035,000	4,000,000	26,342,815
zooplus AG, non-registered shares[1,3,4]	505,688	65,856	—	571,544
Shop Apotheke Europe NV, non-registered shares[1,3,4]	804,857	—	—	804,857
Bygghemma Group First AB1,3,4	2,980,102	3,689,898	—	6,670,000
AcadeMedia AB3	4,955,083	2,942,292	—	7,897,375
Musti Group Oyj[1,3]	—	2,179,804	—	2,179,804
Lands’ End, Inc.[1]	2,200,000	25,000	—	2,225,000
Beazer Homes USA, Inc.[1]	1,659,813	—	—	1,659,813
BNN Technology PLC[1,3,10]	19,007,000	—	—	19,007,000
Dine Brands Global, Inc.[8]	615,599	240,000	675,599	180,000
TopBuild Corp.[1,8]	1,783,600	—	190,000	1,593,600
Hostelworld Group PLC[8]	6,518,763	—	6,518,763	—
MIPS AB3,8	1,396,751	—	201,751	1,195,000
Delta Corp. Ltd.[3,8]	14,022,238	3,700,000	11,535,287	6,186,951
Tile Shop Holdings, Inc.[8]	3,158,000	—	3,158,000	—
Del Taco Restaurants, Inc.[1,8]	2,939,200	—	1,501,000	1,438,200
Hoteles City Express, SAB de CV1,8	22,037,148	—	22,037,148	—
Party City Holdco Inc.[1,8]	7,489,459	—	7,489,459	—
Industrials 1.84%
IMCD NV3	3,332,269	40,200	82,000	3,290,469
Boyd Group Services Inc.	951,051	340,300	252,500	1,038,851
Avon Rubber PLC[3]	2,481,863	—	93,900	2,387,963
Bingo Industries Ltd.[3,4]	37,574,800	3,198,355	—	40,773,155
Japan Elevator Service Holdings Co., Ltd.[3]	416,400	1,623,400	—	2,039,800
Instalco AB3	3,831,789	—	—	3,831,789
Upwork Inc.[1]	2,796,036	3,991,700	442,000	6,345,736
Coor Service Management Holding AB3	5,878,630	576,620	254,000	6,201,250
Alfen NV1,3	1,275,000	—	—	1,275,000
Barrett Business Services, Inc.	590,000	—	—	590,000
Greaves Cotton Ltd.[3]	16,200,000	—	—	16,200,000
BELIMO Holding AG3,8	33,323	—	3,209	30,114

SMALLCAP World Fund	7

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares
J. Kumar Infraprojects Ltd.[3,8]	4,450,500	—	4,181,357	269,143
Continental Building Products, Inc.[1,8]	2,780,700	—	2,780,700	—
TechnoPro Holdings, Inc.[3,8]	1,873,600	—	102,600	1,771,000
Bravida Holding AB3,8	16,173,198	—	8,372,784	7,800,414
Tsubaki Nakashima Co., Ltd.[3,8]	2,920,100	—	2,920,100	—
Rexnord Corp.[8]	5,708,000	125,000	—	5,833,000
VARTA AG, non-registered shares[1,3,4,8]	2,493,496	435,189	1,638,450	1,290,235
BeNEXT Group Inc.[3,8,11]	2,876,200	—	2,342,700	533,500
Diploma PLC[3,8]	5,676,000	—	50,000	5,626,000
Financials 0.96%
Cannae Holdings, Inc.[1]	5,137,578	1,073,693	—	6,211,271
Trupanion, Inc.[1,4]	2,689,094	385,307	278,894	2,795,507
Seacoast Banking Corp. of Florida[1]	3,031,901	550,000	—	3,581,901
Greenhill & Co., Inc.	1,169,700	—	—	1,169,700
HUB24 Ltd.[3,8]	4,377,158	—	4,377,158	—
Consumer staples 1.63%
Emmi AG3	317,072	—	—	317,072
Grocery Outlet Holding Corp.[1]	1,416,700	3,801,082	158,400	5,059,382
Simply Good Foods Co., Class A1	2,788,000	3,363,000	—	6,151,000
Hotel Chocolat Group PLC[3,4]	3,619,763	3,866,237	—	7,486,000
R.E.A. Holdings PLC[1,3,8]	2,162,000	—	10,000	2,152,000
CCL Products (India) Ltd.[3,8]	10,642,173	—	10,642,173	—
Primo Water Operations Inc.[8]	3,123,557	—	3,123,557	—
TCI Co., Ltd.[3,8]	6,635,058	—	3,484,840	3,150,218
Communication services 0.56%
Iridium Communications Inc.[1]	6,801,932	400,000	—	7,201,932
Iridium Communications Inc.[1,5]	636,132	—	—	636,132
Kamakura Shinsho, Ltd.[3,4]	2,135,000	162,900	—	2,297,900
The Pebble Group PLC[1,3]	—	10,884,000	—	10,884,000
Materials 0.35%
Navin Fluorine International Ltd.[3]	3,202,000	283,500	—	3,485,500
JCU Corp.[3]	1,687,000	517,600	199,900	2,004,700
Loma Negra Compania Industrial Argentina SA (ADR)[1]	7,110,500	—	317,510	6,792,990
Nevada Copper Corp.[1,4]	47,090,000	—	744,500	46,345,500
Excelsior Mining Corp.[1,4]	12,868,000	—	—	12,868,000
Allegheny Technologies Inc.[1,8]	10,087,124	447,000	6,199,765	4,334,359
Mayur Uniquoters Ltd.[3,8]	2,402,934	—	2,402,934	—
Real estate 0.58%
Altus Group Ltd.[4]	3,014,100	198,600	—	3,212,700
WHA Corp. PCL[3]	751,320,200	218,355,000	76,422,876	893,252,324
JHSF Participacoes SA	—	40,035,711	—	40,035,711
Cyrela Commercial Properties SA, ordinary nominative[1]	—	8,557,663	—	8,557,663
Mitre Realty Empreendimentos E Participações SA1	—	6,168,863	—	6,168,863
Foxtons Group PLC[3]	17,881,785	—	—	17,881,785
Energy 0.04%
Savannah Petroleum PLC[1,3]	52,160,179	12,438,923	—	64,599,102
NuVista Energy Ltd.[1,4]	15,965,000	—	—	15,965,000
Nine Energy Service, Inc.[1,4]	2,453,000	—	85,304	2,367,696
Utilities 0.00%
Mytrah Energy Ltd.[1,3,10]	10,418,000	—	—	10,418,000

8	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares
Preferred securities 0.40%
Information technology 0.28%
Avidxchange, Inc., Series F, preferred shares[1,3,9,10]	—	2,159,548	—	2,159,548
Consumer discretionary 0.12%
Made.com Design Ltd., Series C-4, preferred shares[1,3,9,10]	2,067,967	—	—	2,067,967
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00% cumulative, preferred shares[1,8]	96,000	—	—	96,000
Convertible stocks 0.04%
Information technology 0.04%
RealSelf, Inc., Series C, convertible preferred shares[3,9,10]	3,468,862	—	—	3,468,862

	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 3/31/2020 (000)
Common stocks 20.57%
Information technology 4.86%
Smartsheet Inc., Class A1	$—	$24,270	$—	$248,678
SimCorp AS3	291	(11,843)	2,530	196,763
Network International Holdings PLC[1,3]	—	(61,756)	—	183,121
Netcompany Group AS, non-registered shares[1,3]	341	20,719	—	152,760
Net One Systems Co., Ltd.[3]	—	(28,100)	1,339	143,109
Alarm.Com Holdings, Inc.[1]	—	(21,619)	—	124,823
CANCOM SE, non-registered shares[3]	(1,056)	(32,969)	—	123,498
Bottomline Technologies, Inc.[1]	—	(7,713)	—	114,055
Carel Industries SpA[3]	—	(16,748)	—	101,748
Yext, Inc.[1]	—	(49,369)	—	88,258
Fortnox AB3	(805)	(2,529)	241	79,038
Megaport Ltd.[1,3]	3,797	527	—	65,928
SHIFT Inc.[1,3,4]	—	2,742	—	54,963
Cardtronics PLC, Class A1	—	(29,744)	—	48,158
Bravura Solutions Ltd.[3]	—	(8,424)	686	45,017
eMemory Technology Inc.[3]	—	(11,204)	—	31,283
Faraday Technology Corp.[3]	—	(10,058)	—	18,455
Douzone Bizon Co., Ltd.[3,8]	20,787	7,451	815	—
Endurance International Group Holdings, Inc.[1,8]	(31,424)	19,008	—	—
SUNeVision Holdings Ltd.[3,8]	(5,238)	(14,370)	2,685	—
Humanica PCL[8]	(3,843)	3,222	—	—
Jenoptik AG3,8	(46,313)	42,427	—	—
Accesso Technology Group PLC[1,3,8]	(19,277)	519	—	—
Sansan, Inc.[1,3,8]	(10,625)	10,823	—	—
Tri Chemical Laboratories Inc.[3,4,8]	(1,118)	(1,459)	234	—
				1,819,655
Health care 6.39%
Insulet Corp.[1]	52,980	(41,805)	—	642,579
Haemonetics Corp.[1]	—	(55,716)	—	251,564
Cansino Biologics Inc., Class H1,3,4	—	124,169	—	169,768
Allakos Inc.[1,4]	(740)	(129,205)	—	169,175

SMALLCAP World Fund	9

Investments in affiliates (continued)

	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 3/31/2020 (000)
Mani, Inc.[3]	$—	$(5,897)	$628	$167,445
GW Pharmaceuticals PLC (ADR)[1,4]	(8,752)	(38,576)	—	149,140
Cortexyme, Inc.[1,4]	—	68,605	—	102,682
Cortexyme, Inc.[1,3,9]	—	(476)	—	3,351
Cortexyme, Inc.[1,3,5]	—	(23,126)	—	—
Fagron NV3	—	(2,415)	—	88,205
New Frontier Health Corp., Class A1,5	—	(16,298)	—	76,834
Nakanishi Inc.[3]	—	(13,089)	780	70,902
Silk Road Medical, Inc.[1]	—	(23,496)	—	65,655
Revance Therapeutics, Inc.[1]	—	2,653	—	48,720
Metropolis Healthcare Ltd.[3]	1,151	(3,619)	315	46,670
CryoLife, Inc.[1]	—	(27,062)	—	45,175
CellaVision AB, non-registered shares[3]	—	(19,972)	—	38,293
Pacific Biosciences of California, Inc.[1]	—	(19,963)	—	37,461
Revenio Group Oyj, non-registered shares[1,3]	1,584	4,822	—	35,135
Cellectis SA (ADR)[1]	—	(6,378)	—	20,372
Cellectis SA, non-registered shares[1,3,4]	—	(1,246)	—	10,907
Adaptimmune Therapeutics PLC (ADR)[1,4]	—	6,378	—	25,361
Autolus Therapeutics PLC (ADR)[1,4]	—	(24,726)	—	25,029
Precision BioSciences, Inc.[1]	—	(27,297)	—	24,494
Xenon Pharmaceuticals Inc.[1,4]	—	4,705	—	22,898
Flexion Therapeutics, Inc.[1,4]	—	(14,650)	—	19,759
WIN-Partners Co., Ltd.[3]	—	(2,555)	592	17,576
NuCana PLC (ADR)[1,4]	—	(3,630)	—	15,011
Neovasc Inc.[1]	—	(1,790)	—	1,300
CONMED Corp.[8]	27,474	(75,726)	662	—
Diplomat Pharmacy, Inc.[1,8]	(69,631)	64,784	—	—
Natera, Inc.[1,8]	7,462	(31,268)	—	—
iRhythm Technologies, Inc.[1,8]	21,884	(6,953)	—	—
Osstem Implant Co., Ltd.[1,8]	(29,371)	23,985	—	—
Clovis Oncology, Inc.[1,4,8]	(61,765)	63,929	—	—
Neuronetics, Inc.[1,8]	(24,130)	17,580	—	—
Rubius Therapeutics, Inc.[1,8]	(51,075)	29,337	—	—
Corindus Vascular Robotics, Inc.[1,8]	31,399	(31,535)	—	—
				2,391,461
Consumer discretionary 3.36%
Evolution Gaming Group AB3	5,354	141,414	—	369,410
frontdoor, inc.[1]	(1,000)	(63,729)	—	164,936
Trainline PLC[1,3]	—	(40,676)	—	160,843
Luckin Coffee Inc., Class A (ADR)[1,4]	—	41,178	—	138,145
YETI Holdings, Inc.[1]	—	(44,704)	—	93,504
Domino’s Pizza Group PLC[3]	(2,705)	15,814	—	92,793
zooplus AG, non-registered shares[1,3,4]	—	2,773	—	70,861
Shop Apotheke Europe NV, non-registered shares[1,3,4]	—	13,742	—	45,016
Bygghemma Group First AB1,3,4	—	6,167	—	41,358
AcadeMedia AB3	—	2,538	1,000	38,916
Musti Group Oyj[1,3]	—	(1,664)	—	19,954
Lands’ End, Inc.[1]	—	(13,489)	—	11,881
Beazer Homes USA, Inc.[1]	—	(14,042)	—	10,689
BNN Technology PLC[1,3,10]	—	(783)	—	236
Dine Brands Global, Inc.[8]	(25,686)	(9,043)	967	—
TopBuild Corp.[1,8]	15,231	(53,469)	—	—
Hostelworld Group PLC[8]	(8,602)	8,044	—	—

10	SMALLCAP World Fund

	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 3/31/2020 (000)
MIPS AB3,8	$2,702	$5,548	$—	$—
Delta Corp. Ltd.[3,8]	(31,634)	10,074	304	—
Tile Shop Holdings, Inc.[8]	(20,659)	14,990	—	—
Del Taco Restaurants, Inc.[1,8]	(6,092)	(7,372)	—	—
Hoteles City Express, SAB de CV1,8	(9,896)	6,071	—	—
Party City Holdco Inc.[1,8]	(56,244)	32,601	—	—
				1,258,542
Industrials 1.84%
IMCD NV3	1,123	(9,671)	—	234,011
Boyd Group Services Inc.	(746)	(30,707)	217	108,144
Avon Rubber PLC[3]	1,105	19,264	430	68,160
Bingo Industries Ltd.[3,4]	—	(11,044)	545	48,754
Japan Elevator Service Holdings Co., Ltd.[3]	—	2,182	303	46,871
Instalco AB3	—	4,217	—	43,531
Upwork Inc.[1]	(2,774)	(26,623)	—	40,930
Coor Service Management Holding AB3	271	(23,427)	—	30,362
Alfen NV1,3	—	11,541	—	29,384
Barrett Business Services, Inc.	—	(29,016)	354	23,388
Greaves Cotton Ltd.[3]	—	(18,495)	—	14,891
BELIMO Holding AG3,8	3,829	30,868	—	—
J. Kumar Infraprojects Ltd.[3,8]	(3,795)	4,805	—	—
Continental Building Products, Inc.[1,8]	58,478	(33,959)	—	—
TechnoPro Holdings, Inc.[3,8]	555	(22,535)	854	—
Bravida Holding AB3,8	18,844	(30,705)	—	—
Tsubaki Nakashima Co., Ltd.[3,8]	(17,760)	12,783	627	—
Rexnord Corp.[8]	—	(25,009)	457	—
VARTA AG, non-registered shares[1,3,4,8]	104,578	(125,303)	—	—
BeNEXT Group Inc.[3,8,11]	(18,886)	5,159	393	—
Diploma PLC[3,8]	(2)	(2,796)	1,502	—
				688,426
Financials 0.96%
Cannae Holdings, Inc.[1]	—	33,019	—	208,015
Trupanion, Inc.[1,4]	4,877	(5,792)	—	72,767
Seacoast Banking Corp. of Florida[1]	—	(24,669)	—	65,585
Greenhill & Co., Inc.	—	(3,837)	117	11,510
HUB24 Ltd.[3,8]	(18,265)	6,489	—	—
				357,877
Consumer staples 1.63%
Emmi AG3	—	31,277	—	289,878
Grocery Outlet Holding Corp.[1]	(343)	3,341	—	173,739
Simply Good Foods Co., Class A1	—	(46,075)	—	118,468
Hotel Chocolat Group PLC[3,4]	—	(11,746)	174	26,000
R.E.A. Holdings PLC[1,3,8]	(40)	(1,357)	—	—
CCL Products (India) Ltd.[3,8]	(3,101)	(2,592)	—	—
Primo Water Operations Inc.[8]	1,090	6,846	—	—
TCI Co., Ltd.[3,8]	(10,926)	(5,036)	—	—
				608,085
Communication services 0.56%
Iridium Communications Inc.[1]	—	7,710	—	160,819
Iridium Communications Inc.[1,5]	—	668	—	14,205
Kamakura Shinsho, Ltd.[3,4]	—	(8,258)	59	22,420

SMALLCAP World Fund	11

Investments in affiliates (continued)

	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 3/31/2020 (000)
The Pebble Group PLC[1,3]	$—	$(3,924)	$—	$11,438
				208,882
Materials 0.35%
Navin Fluorine International Ltd.[3]	—	15,949	371	55,175
JCU Corp.[3]	(1,174)	1,556	465	41,724
Loma Negra Compania Industrial Argentina SA (ADR)[1]	(2,972)	(12,640)	—	24,115
Nevada Copper Corp.[1,4]	(207)	(1,743)	—	6,092
Excelsior Mining Corp.[1,4]	—	(6,175)	—	4,023
Allegheny Technologies Inc.[1,8]	(88,068)	(15,872)	—	—
Mayur Uniquoters Ltd.[3,8]	(11,404)	11,135	26	—
				131,129
Real estate 0.58%
Altus Group Ltd.[4]	—	(13,322)	713	83,325
WHA Corp. PCL[3]	5,660	(71,428)	1,822	60,556
JHSF Participacoes SA	—	(20,772)	110	26,967
Cyrela Commercial Properties SA, ordinary nominative[1]	—	(18,230)	—	22,645
Mitre Realty Empreendimentos E Participações SA1	—	(15,427)	—	13,059
Foxtons Group PLC[3]	—	(2,010)	—	8,983
				215,535
Energy 0.04%
Savannah Petroleum PLC[1,3]	—	(10,807)	—	6,363
NuVista Energy Ltd.[1,4]	—	(24,383)	—	5,502
Nine Energy Service, Inc.[1,4]	(2,890)	(10,157)	—	1,914
				13,779
Utilities 0.00%
Mytrah Energy Ltd.[1,3,10]	—	1	—	129
Total common stocks				7,693,500
Preferred securities 0.40%
Information technology 0.28%
Avidxchange, Inc., Series F, preferred shares[1,3,9,10]	—	—	—	105,844
Consumer discretionary 0.12%
Made.com Design Ltd., Series C-4, preferred shares[1,3,9,10]	—	3,309	—	43,101
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00% cumulative, preferred shares[1,8]	—	(14)	—	—
Total preferred securities				148,945
Convertible stocks 0.04%
Information technology 0.04%
RealSelf, Inc., Series C, convertible preferred shares[3,9,10]	—	(8,603)	—	15,714
Total convertible stocks				15,714
Total 21.01%	$(318,187)	$(883,776)	$23,317	$7,858,159

12	SMALLCAP World Fund

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Other securities,” was $15,119,460,000, which represented 40.42% of the net assets of the fund. This amount includes $14,589,195,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $632,192,000, which represented 1.69% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $114,697,000, which represented .31% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 3/31/2020.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Unaffiliated issuer at 3/31/2020.
[9]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[10]	Value determined using significant unobservable inputs.
[11]	This security changed its name during the reporting period.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Avidxchange, Inc., series F, preferred shares	12/26/2019	$105,844	$105,844	.28%
Made.com Design Ltd., Series C-4, preferred shares	3/2/2018	41,328	43,101	.12
RealSelf, Inc., Series C, convertible preferred shares	4/18/2018	19,000	15,714	.04
Cortexyme, Inc.	2/6/2020	3,826	3,351	.01
Other private placement securities	12/3/2013-3/30/2020	301,497	251,720	.67
Total private placement securities		$471,495	$419,730	1.12%

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

ISK = Icelandic kronor

See notes to financial statements.

SMALLCAP World Fund	13

Financial statements

Statement of assets and liabilities	unaudited
at March 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $25,143,198)	$29,850,543
Affiliated issuers (cost: $7,018,052)	7,858,159	$37,708,702
Cash		1,560
Cash denominated in currencies other than U.S. dollars (cost: $23,853)		23,818
Receivables for:
Sales of investments	223,890
Sales of fund’s shares	72,442
Dividends and interest	45,145
Securities lending income	2,573
Other	1	344,051
		38,078,131
Liabilities:
Collateral for securities on loan		407,122
Payables for:
Purchases of investments	183,085
Repurchases of fund’s shares	40,494
Investment advisory services	20,558
Services provided by related parties	7,961
Directors’ deferred compensation	4,002
Other	4,398	260,498
Net assets at March 31, 2020		$37,410,511

Net assets consist of:
Capital paid in on shares of capital stock		$32,611,030
Total distributable earnings		4,799,481
Net assets at March 31, 2020		$37,410,511

See notes to financial statements.

14	SMALLCAP World Fund

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (819,554 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$19,356,014	424,906		$45.55
Class C	512,233	13,241		38.69
Class T	9	—	*	45.87
Class F-1	563,072	12,534		44.92
Class F-2	4,153,940	89,347		46.49
Class F-3	1,936,174	41,982		46.12
Class 529-A	1,120,327	24,942		44.92
Class 529-C	141,646	3,588		39.47
Class 529-E	46,493	1,074		43.30
Class 529-T	11	—	*	45.81
Class 529-F-1	125,476	2,743		45.74
Class R-1	19,185	478		40.10
Class R-2	428,178	10,666		40.14
Class R-2E	24,243	543		44.68
Class R-3	591,009	13,690		43.17
Class R-4	609,123	13,487		45.17
Class R-5E	49,415	1,079		45.78
Class R-5	300,038	6,346		47.28
Class R-6	7,433,925	158,908		46.78

*	Amount less than one thousand.

See notes to financial statements.

SMALLCAP World Fund	15

Statement of operations	unaudited
for the six months ended March 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,731; also includes $23,317 from affiliates)	$177,372
Securities lending income (net of fees)	24,284
Interest (net of non-U.S. taxes of $100)	2,471	$204,127
Fees and expenses*:
Investment advisory services	141,288
Distribution services	42,331
Transfer agent services	24,155
Administrative services	6,904
Reports to shareholders	1,194
Registration statement and prospectus	890
Directors’ compensation	506
Auditing and legal	228
Custodian	3,419
State and local taxes	1
Other	1,158	222,074
Net investment loss		(17,947)

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(19,816)
Affiliated issuers	(318,187)
Currency transactions	633	(337,370)
Net unrealized depreciation on:
Investments:
Unaffiliated issuers	(4,874,936)
Affiliated issuers	(883,776)
Currency translations	(2,281)	(5,760,993)
Net realized loss and unrealized depreciation		(6,098,363)

Net decrease in net assets resulting from operations		$(6,116,310)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

16	SMALLCAP World Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended March 31, 2020*	Year ended September 30, 2019
Operations:
Net investment (loss) income	$(17,947)	$71,642
Net realized (loss) gain	(337,370)	1,673,682
Net unrealized depreciation	(5,760,993)	(2,329,202)
Net decrease in net assets resulting from operations	(6,116,310)	(583,878)

Distributions paid to shareholders	(1,983,017)	(2,434,865)

Net capital share transactions	1,554,439	3,097,094

Total (decrease) increase in net assets	(6,544,888)	78,351

Net assets:
Beginning of period	43,955,399	43,877,048
End of period	$37,410,511	$43,955,399

*	Unaudited.

See notes to financial statements.

SMALLCAP World Fund	17

Notes to financial statements	unaudited

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

18	SMALLCAP World Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

SMALLCAP World Fund	19

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

20	SMALLCAP World Fund

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

SMALLCAP World Fund	21

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

22	SMALLCAP World Fund

The following table presents the fund’s valuation levels as of March 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,312,324	$3,240,037	$24,904	$8,577,265
Health care	5,105,410	2,037,272	80,109	7,222,791
Consumer discretionary	2,814,341	2,568,062	236	5,382,639
Industrials	1,835,427	3,280,122	—	5,115,549
Financials	1,736,082	1,016,903	—	2,752,985
Consumer staples	596,622	1,039,977	—	1,636,599
Communication services	832,093	433,615	—	1,265,708
Materials	286,460	464,940	91	751,491
Real estate	358,803	381,171	—	739,974
Other	180,489	142,448	12,283	335,220
Preferred securities	26,440	96,542	226,990	349,972
Rights & warrants	302	—	594	896
Convertible stocks	—	—	73,164	73,164
Bonds, notes & other debt instruments	—	3,109	—	3,109
Short-term securities	3,501,340	—	—	3,501,340
Total	$22,586,133	$14,704,198	$418,371	$37,708,702

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended March 31, 2020 (dollars in thousands):

Beginning	Transfers			Net		Transfers	Ending
value at	into			realized	Unrealized	out of	value at
10/1/2019	Level 3*	Purchases	Sales	gain†	depreciation†	Level 3*	3/31/2020
$266,785	$3,643	$240,235	$—	$—	$(92,292)	$—	$418,371
Net unrealized depreciation during the period on Level 3 investment securities held at March 31, 2020							$(92,292)

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
†	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

SMALLCAP World Fund	23

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 3/31/2020	Valuation techniques	Unobservable inputs	Single input or range	Weighted average	Impact to valuation from an increase in input*
Common stocks	$117,623	Liquidation value	N/A	N/A	N/A	N/A
		Expected proceeds	Discount rate	10%	10%	Decrease
		Inputs to market comparables and transaction price	Weight ascribed to transaction price	50%	N/A	N/A
			Weight ascribed to market comparables	50%	N/A	N/A
		Market Comparables	Price/Sales multiple	1.54x	1.54x	Increase
			Transaction point multiple discount	10%	10%	Decrease
			Price/Cash flow multiple	5.58x	5.58x	Increase
			DLOM	20%	20%	Decrease
			$ per one billion Btu	$2.25	$2.25	Increase
			Million metric tonnes per annum	10 MMTPA	10 MMTPA	Increase
		Third party pricing	N/A	N/A	N/A	N/A
		Recent market information	Adjustment based on proxy (decrease)	32%	32%	Decrease
			Discount for lack of uncertainty and/or lack of marketability	23% - 50%	25%	Decrease

24	SMALLCAP World Fund

	Value at 3/31/2020	Valuation techniques	Unobservable inputs	Single input or range	Weighted average	Impact to valuation from an increase in input*
Preferred securities	226,990	Cost	N/A	N/A	N/A	N/A
		Transaction price	N/A	N/A	N/A	N/A
		Inputs to market comparables and discounted cash flow	Weight ascribed to market comparables	67%	N/A	N/A
			Weight ascribed to discounted cash flow	33%	N/A	N/A
		Market comparables	Adjustment based on market comparables (decrease)	9%	9%	Decrease
			Enterprise value/Sales multiple	3.57x	3.57x	Increase
			DLOM	25%	25%	Decrease
		Discounted cash flow	Weighted average cost of capital	10.5%	10.5%	Decrease
			Revenue CAGR	25.1%	25.1%	Increase
			DLOM	25%	25%	Decrease
Rights & warrants	594	Black-Scholes	Underlying share price	N/A	N/A	N/A
			Implied volatility	30%	30%	Increase
Convertible stocks	73,164	Transaction price	N/A	N/A	N/A	N/A
		Estimated liquidation value	N/A	N/A	N/A	N/A
		Inputs to market comparables and transaction price	Weight ascribed to transaction price	50%	N/A	N/A
			Weight ascribed to market comparables	50%	N/A	N/A
		Market comparables	Enterprise value/Sales multiple	6.08x - 9.22x	7.28x	Increase
			Transaction point multiple discount	2%	2%	Decrease
			Market comparables discount	30%	30%	Decrease
			DLOM	16%	16%	Decrease
	$418,371

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

Btu = British thermal unit

CAGR = Compound annual growth rate

DLOM = Discount for lack of marketability

SMALLCAP World Fund	25

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and

26	SMALLCAP World Fund

dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

SMALLCAP World Fund	27

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of March 31, 2020, the total value of securities on loan was $632,192,000, and the total value of collateral received was $686,369,000. Collateral received includes cash of $407,122,000 and U.S. government securities of $279,247,000. Investment securities purchased from cash collateral of $407,122,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s summary investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

28	SMALLCAP World Fund

As of and during the period ended March 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of September 30, 2019, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,982,489
Post-October capital loss deferral*	(379,326)

*	This deferral is considered incurred in the subsequent year.

As of March 31, 2020, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$10,188,643
Gross unrealized depreciation on investments	(4,752,856)
Net unrealized appreciation on investments	5,435,787
Cost of investments	32,272,915

SMALLCAP World Fund	29

Tax-basis distributions paid to shareholders from long-term capital gains were as follows (dollars in thousands):

Share class	Six months ended March 31, 2020	Year ended September 30, 2019
Class A	$1,041,216	$1,312,888
Class C	33,474	48,829
Class T	1	1
Class F-1	31,740	41,462
Class F-2	220,843	255,099
Class F-3	99,063	101,976
Class 529-A	60,724	78,608
Class 529-C	9,039	13,747
Class 529-E	2,675	3,645
Class 529-T	1	1
Class 529-F-1	6,566	8,185
Class R-1	1,181	1,729
Class R-2	26,644	36,397
Class R-2E	1,329	1,360
Class R-3	34,779	47,684
Class R-4	34,471	48,314
Class R-5E	2,101	1,677
Class R-5	16,041	22,369
Class R-6	361,129	410,894
Total	$1,983,017	$2,434,865

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.589% on such assets in excess of $44 billion. For the six months ended March 31, 2020, the investment advisory services fee was $141,288,000, which was equivalent to an annualized rate of 0.614% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily

30	SMALLCAP World Fund

intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of March 31, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

SMALLCAP World Fund	31

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended March 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$30,406	$16,456		$3,619		Not applicable
Class C	3,275	456		100		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	895	573		108		Not applicable
Class F-2	Not applicable	3,148		778		Not applicable
Class F-3	Not applicable	150		350		Not applicable
Class 529-A	1,573	879		208		$440
Class 529-C	888	117		27		58
Class 529-E	146	17		9		19
Class 529-T	—	—	*	—	*	—*
Class 529-F-1	—	97		23		48
Class R-1	122	17		4		Not applicable
Class R-2	2,040	1,012		82		Not applicable
Class R-2E	91	33		5		Not applicable
Class R-3	1,905	623		114		Not applicable
Class R-4	990	416		119		Not applicable
Class R-5E	Not applicable	38		8		Not applicable
Class R-5	Not applicable	98		57		Not applicable
Class R-6	Not applicable	25		1,293		Not applicable
Total class-specific expenses	$42,331	$24,155		$6,904		$565

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund

32	SMALLCAP World Fund

and vary according to the total returns of the selected funds. Directors’ compensation of $506,000 in the fund’s statement of operations reflects $301,000 in current fees (either paid in cash or deferred) and a net increase of $205,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the six months ended March 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $184,205,000 and $138,704,000, respectively, which generated $25,687,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended March 31, 2020.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended March 31, 2020.

SMALLCAP World Fund	33

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended March 31, 2020

Class A	$1,163,709	20,882	$1,027,574	17,535		$(1,806,637)	(33,536)	$384,646	4,881
Class C	41,862	883	33,326	668		(118,310)	(2,509)	(43,122)	(958)
Class T	—	—	—	—		—	—	—	—
Class F-1	53,769	963	31,344	543		(100,265)	(1,868)	(15,152)	(362)
Class F-2	787,577	14,075	214,340	3,587		(848,371)	(15,562)	153,546	2,100
Class F-3	418,738	7,403	98,775	1,666		(308,316)	(5,666)	209,197	3,403
Class 529-A	81,466	1,460	60,720	1,051		(115,767)	(2,105)	26,419	406
Class 529-C	9,951	202	9,036	177		(30,002)	(609)	(11,015)	(230)
Class 529-E	2,619	50	2,675	48		(6,531)	(124)	(1,237)	(26)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	16,421	291	6,564	112		(16,799)	(303)	6,186	100
Class R-1	1,676	34	1,174	23		(3,381)	(71)	(531)	(14)
Class R-2	54,266	1,099	26,618	514		(98,497)	(1,991)	(17,613)	(378)
Class R-2E	4,131	74	1,329	23		(4,214)	(79)	1,246	18
Class R-3	69,109	1,300	34,736	625		(139,295)	(2,639)	(35,450)	(714)
Class R-4	59,584	1,076	34,459	593		(142,888)	(2,616)	(48,845)	(947)
Class R-5E	25,769	452	2,100	36		(6,025)	(111)	21,844	377
Class R-5	23,892	415	16,026	264		(52,245)	(912)	(12,327)	(233)
Class R-6	999,687	18,799	361,112	6,007		(424,153)	(7,877)	936,646	16,929
Total net increase (decrease)	$3,814,226	69,458	$1,961,909	33,472		$(4,221,696)	(78,578)	$1,554,439	24,352

34	SMALLCAP World Fund

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2019

Class A	$2,210,172	41,086	$1,295,479	29,112		$(2,802,018)	(52,309)	$703,633	17,889
Class C	83,003	1,786	48,619	1,265		(194,247)	(4,184)	(62,625)	(1,133)
Class T	—	—	—	—		—	—	—	—
Class F-1	131,775	2,486	41,002	933		(183,796)	(3,464)	(11,019)	(45)
Class F-2	1,677,011	30,466	247,799	5,478		(1,178,290)	(21,714)	746,520	14,230
Class F-3	697,343	12,871	99,562	2,221		(389,445)	(7,176)	407,460	7,916
Class 529-A	145,986	2,749	78,590	1,789		(216,308)	(4,052)	8,268	486
Class 529-C	20,384	430	13,744	351		(59,717)	(1,259)	(25,589)	(478)
Class 529-E	5,289	102	3,643	86		(10,326)	(201)	(1,394)	(13)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	34,950	643	8,167	183		(24,157)	(449)	18,960	377
Class R-1	3,828	80	1,728	43		(8,597)	(177)	(3,041)	(54)
Class R-2	104,191	2,172	36,387	914		(165,221)	(3,426)	(24,643)	(340)
Class R-2E	11,018	205	1,360	31		(5,877)	(110)	6,501	126
Class R-3	143,974	2,805	47,647	1,123		(221,232)	(4,315)	(29,611)	(387)
Class R-4	119,255	2,231	48,251	1,094		(207,111)	(3,874)	(39,605)	(549)
Class R-5E	31,748	583	1,676	38		(19,103)	(377)	14,321	244
Class R-5	45,772	826	22,355	487		(98,305)	(1,767)	(30,178)	(454)
Class R-6	1,571,194	28,468	410,894	9,043		(562,953)	(10,340)	1,419,135	27,171
Total net increase (decrease)	$7,036,893	129,989	$2,406,904	54,191		$(6,346,703)	(119,194)	$3,097,094	64,986

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,734,317,000 and $8,771,075,000, respectively, during the six months ended March 31, 2020.

SMALLCAP World Fund	35

Financial highlights

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class A:
3/31/2020[5,6]	$55.24	$(.05)	$(7.15)	$(7.20)
9/30/2019	60.19	.05	(1.69)	(1.64)
9/30/2018	55.60	.04	7.05	7.09
9/30/2017	47.24	.07	8.45	8.52
9/30/2016	45.04	.04	4.99	5.03
9/30/2015	48.66	.04	1.09	1.13
Class C:
3/31/2020[5,6]	47.42	(.22)	(6.02)	(6.24)
9/30/2019	52.63	(.32)	(1.58)	(1.90)
9/30/2018	49.30	(.38)	6.21	5.83
9/30/2017	42.08	(.29)	7.51	7.22
9/30/2016	40.73	(.29)	4.47	4.18
9/30/2015	44.77	(.32)	1.03	.71
Class T:
3/31/2020[5,6]	55.54	.02	(7.20)	(7.18)
9/30/2019	60.35	.18	(1.68)	(1.50)
9/30/2018	55.64	.15	7.06	7.21
9/30/2017[5,11]	49.61	.13	5.90	6.03
Class F-1:
3/31/2020[5,6]	54.51	(.05)	(7.05)	(7.10)
9/30/2019	59.47	.03	(1.68)	(1.65)
9/30/2018	55.00	— [12]	6.97	6.97
9/30/2017	46.74	.05	8.36	8.41
9/30/2016	44.60	.03	4.94	4.97
9/30/2015	48.23	.04	1.08	1.12
Class F-2:
3/31/2020[5,6]	56.26	.03	(7.31)	(7.28)
9/30/2019	61.07	.20	(1.70)	(1.50)
9/30/2018	56.24	.20	7.13	7.33
9/30/2017	47.80	.19	8.54	8.73
9/30/2016	45.42	.16	5.05	5.21
9/30/2015	48.92	.17	1.08	1.25
Class F-3:
3/31/2020[5,6]	55.80	.06	(7.25)	(7.19)
9/30/2019	60.54	.25	(1.68)	(1.43)
9/30/2018	55.74	.24	7.06	7.30
9/30/2017[5,13]	47.93	.25	7.56	7.81

36	SMALLCAP World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net (loss) income to average net assets[3]

$—	$(2.49)	$(2.49)	$45.55	(14.03)%[7]	$19,356		1.06%[8]		1.06%[8]		(.18)%[8]
—	(3.31)	(3.31)	55.24	(1.37)	23,203		1.06		1.06		.09
—	(2.50)	(2.50)	60.19	13.13	24,203		1.04		1.04		.06
(.16)	—	(.16)	55.60	18.11	21,383		1.07		1.07		.14
—	(2.83)	(2.83)	47.24	11.72	18,762		1.10		1.10		.08
—	(4.75)	(4.75)	45.04	2.25	16,882		1.07		1.07		.08

—	(2.49)	(2.49)	38.69	(14.33)[7]	512		1.80	[8]	1.80	[8]	(.91)[8]
—	(3.31)	(3.31)	47.42	(2.13)	673		1.82		1.82		(.68)
—	(2.50)	(2.50)	52.63	12.23	807		1.83		1.83		(.74)
—	—	—	49.30	17.16	810		1.87		1.87		(.66)
—	(2.83)	(2.83)	42.08	10.82	824		1.90		1.90		(.73)
—	(4.75)	(4.75)	40.73	1.45	847		1.87		1.87		(.73)

—	(2.49)	(2.49)	45.87	(13.92)[7,9]	—	[10]	.81	[8,9]	.81	[8,9]	.08 [8,9]
—	(3.31)	(3.31)	55.54	(1.14)[9]	—	[10]	.82	[9]	.82	[9]	.33 [9]
—	(2.50)	(2.50)	60.35	13.36 [9]	—	[10]	.85	[9]	.85	[9]	.25 [9]
—	—	—	55.64	12.15 [7,9]	—	[10]	.42	[7,9]	.42	[7,9]	.25 [7,9]

—	(2.49)	(2.49)	44.92	(14.04)[7]	563		1.08	[8]	1.08	[8]	(.19)[8]
—	(3.31)	(3.31)	54.51	(1.43)	703		1.10		1.10		.05
—	(2.50)	(2.50)	59.47	13.06	770		1.09		1.09		.01
(.15)	—	(.15)	55.00	18.06	792		1.10		1.10		.11
—	(2.83)	(2.83)	46.74	11.69	718		1.11		1.11		.07
—	(4.75)	(4.75)	44.60	2.25	662		1.07		1.07		.08

—	(2.49)	(2.49)	46.49	(13.91)[7]	4,154		.79	[8]	.79	[8]	.09 [8]
—	(3.31)	(3.31)	56.26	(1.12)	4,909		.80		.80		.36
—	(2.50)	(2.50)	61.07	13.41	4,459		.78		.78		.34
(.29)	—	(.29)	56.24	18.40	2,894		.82		.82		.38
—	(2.83)	(2.83)	47.80	12.03	2,118		.82		.82		.36
—	(4.75)	(4.75)	45.42	2.50	1,487		.82		.82		.35

—	(2.49)	(2.49)	46.12	(13.87)[7]	1,936		.69	[8]	.69	[8]	.20 [8]
—	(3.31)	(3.31)	55.80	(1.02)	2,153		.70		.70		.46
—	(2.50)	(2.50)	60.54	13.49	1,856		.71		.71		.41
—	—	—	55.74	16.30 [7]	1,221		.71	[8]	.71	[8]	.70 [8]

See end of table for footnotes.

SMALLCAP World Fund	37

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class 529-A:
3/31/2020[5,6]	$54.51	$(.06)	$(7.04)	$(7.10)
9/30/2019	59.47	.02	(1.67)	(1.65)
9/30/2018	55.01	— [12]	6.96	6.96
9/30/2017	46.74	.04	8.36	8.40
9/30/2016	44.63	— [12]	4.94	4.94
9/30/2015	48.29	—	1.09	1.09
Class 529-C:
3/31/2020[5,6]	48.35	(.23)	(6.16)	(6.39)
9/30/2019	53.60	(.34)	(1.60)	(1.94)
9/30/2018	50.18	(.42)	6.34	5.92
9/30/2017	42.85	(.32)	7.65	7.33
9/30/2016	41.45	(.31)	4.54	4.23
9/30/2015	45.50	(.35)	1.05	.70
Class 529-E:
3/31/2020[5,6]	52.68	(.11)	(6.78)	(6.89)
9/30/2019	57.73	(.09)	(1.65)	(1.74)
9/30/2018	53.57	(.12)	6.78	6.66
9/30/2017	45.53	(.06)	8.14	8.08
9/30/2016	43.63	(.09)	4.82	4.73
9/30/2015	47.41	(.11)	1.08	.97
Class 529-T:
3/31/2020[5,6]	55.49	.01	(7.20)	(7.19)
9/30/2019	60.32	.15	(1.67)	(1.52)
9/30/2018	55.63	.13	7.06	7.19
9/30/2017[5,11]	49.61	.12	5.90	6.02
Class 529-F-1:
3/31/2020[5,6]	55.41	.01	(7.19)	(7.18)
9/30/2019	60.26	.15	(1.69)	(1.54)
9/30/2018	55.58	.13	7.05	7.18
9/30/2017	47.23	.15	8.43	8.58
9/30/2016	44.98	.09	4.99	5.08
9/30/2015	48.53	.11	1.09	1.20
Class R-1:
3/31/2020[5,6]	49.08	(.23)	(6.26)	(6.49)
9/30/2019	54.32	(.33)	(1.60)	(1.93)
9/30/2018	50.79	(.38)	6.41	6.03
9/30/2017	43.34	(.29)	7.74	7.45
9/30/2016	41.85	(.28)	4.60	4.32
9/30/2015	45.85	(.31)	1.06	.75

38	SMALLCAP World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net (loss) income to average net assets[3]

$—	$(2.49)	$(2.49)	$44.92	(14.04)%[7]	$1,120		1.09%[8]		1.09%[8]		(.20)%[8]
—	(3.31)	(3.31)	54.51	(1.43)	1,337		1.12		1.12		.03
—	(2.50)	(2.50)	59.47	13.05	1,430		1.11		1.11		— [14]
(.13)	—	(.13)	55.01	18.03	1,195		1.13		1.13		.08
—	(2.83)	(2.83)	46.74	11.64	1,024		1.17		1.17		— [14]
—	(4.75)	(4.75)	44.63	2.16	943		1.15		1.15		—

—	(2.49)	(2.49)	39.47	(14.36)[7]	142		1.83	[8]	1.83	[8]	(.95)[8]
—	(3.31)	(3.31)	48.35	(2.17)	185		1.86		1.86		(.72)
—	(2.50)	(2.50)	53.60	12.19	230		1.88		1.88		(.81)
—	—	—	50.18	17.11	314		1.91		1.91		(.70)
—	(2.83)	(2.83)	42.85	10.78	286		1.96		1.96		(.78)
—	(4.75)	(4.75)	41.45	1.37	274		1.93		1.93		(.78)

—	(2.49)	(2.49)	43.30	(14.11)[7]	47		1.29	[8]	1.29	[8]	(.40)[8]
—	(3.31)	(3.31)	52.68	(1.64)	58		1.31		1.31		(.17)
—	(2.50)	(2.50)	57.73	12.82	64		1.32		1.32		(.22)
(.04)	—	(.04)	53.57	17.77	59		1.35		1.35		(.13)
—	(2.83)	(2.83)	45.53	11.39	53		1.38		1.38		(.21)
—	(4.75)	(4.75)	43.63	1.95	49		1.38		1.38		(.23)

—	(2.49)	(2.49)	45.81	(13.95)[7,9]	—	[10]	.86	[8,9]	.86	[8,9]	.03 [8,9]
—	(3.31)	(3.31)	55.49	(1.17)[9]	—	[10]	.87	[9]	.87	[9]	.28 [9]
—	(2.50)	(2.50)	60.32	13.30 [9]	—	[10]	.88	[9]	.88	[9]	.22 [9]
—	—	—	55.63	12.13 [7,9]	—	[10]	.45	[7,9]	.45	[7,9]	.22 [7,9]

—	(2.49)	(2.49)	45.74	(13.95)[7]	126		.86	[8]	.86	[8]	.02 [8]
—	(3.31)	(3.31)	55.41	(1.22)	146		.88		.88		.27
—	(2.50)	(2.50)	60.26	13.31	136		.89		.89		.22
(.23)	—	(.23)	55.58	18.26	113		.92		.92		.30
—	(2.83)	(2.83)	47.23	11.85	90		.96		.96		.22
—	(4.75)	(4.75)	44.98	2.42	83		.93		.93		.22

—	(2.49)	(2.49)	40.10	(14.35)[7]	19		1.81	[8]	1.81	[8]	(.93)[8]
—	(3.31)	(3.31)	49.08	(2.12)	24		1.82		1.82		(.68)
—	(2.50)	(2.50)	54.32	12.26	30		1.81		1.81		(.72)
—	—	—	50.79	17.19	30		1.83		1.83		(.63)
—	(2.83)	(2.83)	43.34	10.89	33		1.85		1.85		(.68)
—	(4.75)	(4.75)	41.85	1.48	36		1.82		1.82		(.68)

See end of table for footnotes.

SMALLCAP World Fund	39

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class R-2:
3/31/2020[5,6]	$49.12	$(.23)	$(6.26)	$(6.49)
9/30/2019	54.36	(.31)	(1.62)	(1.93)
9/30/2018	50.82	(.37)	6.41	6.04
9/30/2017	43.35	(.27)	7.74	7.47
9/30/2016	41.85	(.27)	4.60	4.33
9/30/2015	45.84	(.29)	1.05	.76
Class R-2E:
3/31/2020[5,6]	54.34	(.17)	(7.00)	(7.17)
9/30/2019	59.52	(.18)	(1.69)	(1.87)
9/30/2018	55.26	(.22)	6.98	6.76
9/30/2017	47.07	(.14)	8.40	8.26
9/30/2016	45.04	(.08)	4.94	4.86
9/30/2015	48.67	.01	1.11	1.12
Class R-3:
3/31/2020[5,6]	52.54	(.12)	(6.76)	(6.88)
9/30/2019	57.60	(.10)	(1.65)	(1.75)
9/30/2018	53.47	(.14)	6.77	6.63
9/30/2017	45.45	(.07)	8.13	8.06
9/30/2016	43.56	(.09)	4.81	4.72
9/30/2015	47.34	(.10)	1.07	.97
Class R-4:
3/31/2020[5,6]	54.78	(.04)	(7.08)	(7.12)
9/30/2019	59.71	.06	(1.68)	(1.62)
9/30/2018	55.18	.03	7.00	7.03
9/30/2017	46.89	.08	8.38	8.46
9/30/2016	44.71	.04	4.97	5.01
9/30/2015	48.33	.05	1.08	1.13
Class R-5E:
3/31/2020[5,6]	55.44	.02	(7.19)	(7.17)
9/30/2019	60.26	.18	(1.69)	(1.51)
9/30/2018	55.55	.18	7.03	7.21
9/30/2017	47.30	.18	8.42	8.60
9/30/2016[5,15]	47.09	.12	2.92	3.04
Class R-5:
3/31/2020[5,6]	57.16	.05	(7.44)	(7.39)
9/30/2019	61.94	.22	(1.69)	(1.47)
9/30/2018	56.99	.21	7.24	7.45
9/30/2017	48.40	.24	8.64	8.88
9/30/2016	45.94	.18	5.11	5.29
9/30/2015	49.39	.20	1.10	1.30

40	SMALLCAP World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net (loss) income to average net assets[3]

$—	$(2.49)	$(2.49)	$40.14	(14.35)%[7]	$428		1.80%[8]		1.80%[8]		(.91)%[8]
—	(3.31)	(3.31)	49.12	(2.12)	542		1.79		1.79		(.65)
—	(2.50)	(2.50)	54.36	12.28	619		1.79		1.79		(.70)
—	—	—	50.82	17.23	628		1.80		1.80		(.60)
—	(2.83)	(2.83)	43.35	10.89	616		1.84		1.84		(.67)
—	(4.75)	(4.75)	41.85	1.53	632		1.79		1.79		(.65)

—	(2.49)	(2.49)	44.68	(14.21)[7]	24		1.49	[8]	1.49	[8]	(.60)[8]
—	(3.31)	(3.31)	54.34	(1.82)	28		1.50		1.50		(.34)
—	(2.50)	(2.50)	59.52	12.61	24		1.50		1.50		(.38)
(.07)	—	(.07)	55.26	17.57	16		1.51		1.51		(.27)
—	(2.83)	(2.83)	47.07	11.32	6		1.51		1.51		(.20)
—	(4.75)	(4.75)	45.04	2.23 [9]	—	[10]	1.26	[9]	1.26	[9]	.01 [9]

—	(2.49)	(2.49)	43.17	(14.15)[7]	591		1.34	[8]	1.34	[8]	(.45)[8]
—	(3.31)	(3.31)	52.54	(1.67)	757		1.34		1.34		(.20)
—	(2.50)	(2.50)	57.60	12.79	852		1.35		1.35		(.25)
(.04)	—	(.04)	53.47	17.74	844		1.35		1.35		(.14)
—	(2.83)	(2.83)	45.45	11.41	783		1.39		1.39		(.22)
—	(4.75)	(4.75)	43.56	1.93	776		1.37		1.37		(.22)

—	(2.49)	(2.49)	45.17	(14.00)[7]	609		1.03	[8]	1.03	[8]	(.14)[8]
—	(3.31)	(3.31)	54.78	(1.37)	791		1.04		1.04		.11
—	(2.50)	(2.50)	59.71	13.13	894		1.04		1.04		.05
(.17)	—	(.17)	55.18	18.12	865		1.05		1.05		.17
—	(2.83)	(2.83)	46.89	11.76	764		1.07		1.07		.10
—	(4.75)	(4.75)	44.71	2.27	715		1.05		1.05		.10

—	(2.49)	(2.49)	45.78	(13.92)[7]	50		.82	[8]	.82	[8]	.07 [8]
—	(3.31)	(3.31)	55.44	(1.16)	39		.84		.84		.32
—	(2.50)	(2.50)	60.26	13.38	28		.84		.84		.31
(.35)	—	(.35)	55.55	18.33	12		.84		.84		.36
—	(2.83)	(2.83)	47.30	7.01 [7]	—	[10]	.96	[8]	.95	[8]	.32 [8]

—	(2.49)	(2.49)	47.28	(13.89)[7]	300		.72	[8]	.72	[8]	.16 [8]
—	(3.31)	(3.31)	57.16	(1.06)	376		.74		.74		.40
—	(2.50)	(2.50)	61.94	13.46	436		.75		.75		.36
(.29)	—	(.29)	56.99	18.48	424		.75		.75		.47
—	(2.83)	(2.83)	48.40	12.09	359		.77		.77		.41
—	(4.75)	(4.75)	45.94	2.57	474		.75		.75		.40

See end of table for footnotes.

SMALLCAP World Fund	41

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class R-6:
3/31/2020[5,6]	$56.56	$.06	$(7.35)	$(7.29)
9/30/2019	61.31	.26	(1.70)	(1.44)
9/30/2018	56.40	.25	7.16	7.41
9/30/2017	47.93	.26	8.54	8.80
9/30/2016	45.49	.21	5.06	5.27
9/30/2015	48.93	.22	1.09	1.31

	Six months ended March 31,	Year ended September 30,
	2020[5,6,7]	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[16]	21%	39%	35%	32%	29%	33%

See notes to financial statements.

42	SMALLCAP World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net (loss) income to average net assets[3]

$—	$(2.49)	$(2.49)	$46.78	(13.86)%[7]	$7,434	.67%[8]	.67%[8]	.22%[8]
—	(3.31)	(3.31)	56.56	(1.02)	8,031	.69	.69	.47
—	(2.50)	(2.50)	61.31	13.53	7,039	.69	.69	.42
(.33)	—	(.33)	56.40	18.51	5,289	.70	.70	.51
—	(2.83)	(2.83)	47.93	12.15	3,403	.71	.71	.48
—	(4.75)	(4.75)	45.49	2.63	2,269	.71	.71	.45

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of the fund’s transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	Unaudited.
[7]	Not annualized.
[8]	Annualized.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	Class T and 529-T shares began investment operations on April 7, 2017.
[12]	Amount less than $.01.
[13]	Class F-3 shares began investment operations on January 27, 2017.
[14]	Amount less than .01%.
[15]	Class R-5E shares began investment operations on November 20, 2015.
[16]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

SMALLCAP World Fund	43

SMALLCAP World Fund®

Investment portfolio
September 30, 2019
Common stocks 91.11% Information technology 20.10%	Shares	Value (000)
RingCentral, Inc., Class A1	4,741,200	$595,778
MongoDB, Inc., Class A1,2	3,110,992	374,812
WiseTech Global Ltd.	13,804,451	323,590
Paycom Software, Inc.[1]	1,433,494	300,303
Alteryx, Inc., Class A1	2,747,200	295,132
Network International Holdings PLC[1,3]	34,351,542	225,968
DocuSign, Inc.[1]	3,621,737	224,258
Cree, Inc.[1]	4,484,130	219,722
SimCorp AS3	2,199,151	193,109
EPAM Systems, Inc.[1]	881,200	160,660
Square, Inc., Class A1	2,274,730	140,920
Ceridian HCM Holding Inc.[1]	2,851,343	140,771
Smartsheet Inc., Class A1	3,905,000	140,697
Net One Systems Co., Ltd.[3]	5,194,958	139,958
Yext, Inc.[1,3]	8,661,274	137,628
Netcompany Group AS, non-registered shares[1,3]	3,199,913	127,624
Elastic NV, non-registered shares[1]	1,529,230	125,917
Halma PLC	5,079,862	123,108
Alarm.Com Holdings, Inc.[1,3]	2,520,700	117,565
InterXion Holding NV, non-registered shares[1]	1,440,000	117,302
Carel Industries SpA[3]	7,820,849	115,760
Jenoptik AG3	4,561,200	113,051
Douzone Bizon Co., Ltd.[3]	2,015,058	110,174
Bechtle AG, non-registered shares	1,079,452	109,831
Euronet Worldwide, Inc.[1]	735,490	107,602
CANCOM SE, non-registered shares[3]	1,989,634	107,346
Bottomline Technologies, Inc.[1,3]	2,648,000	104,199
Vanguard International Semiconductor Corp.[4]	51,232,575	103,147
LiveRamp Holdings, Inc.[1]	2,352,780	101,075
Kingdee International Software Group Co. Ltd.[2]	93,262,093	98,287
SUNeVision Holdings Ltd.[3]	128,214,000	95,862
TeamViewer AG1	3,389,505	91,214
Qorvo, Inc.[1]	1,225,404	90,851
BE Semiconductor Industries, NV	2,852,400	89,321
Avalara, Inc.[1]	1,316,000	88,554
Avast PLC	17,193,000	82,022
MKS Instruments, Inc.	877,156	80,944
CDW Corp.	650,000	80,106
Inphi Corp.[1]	1,267,032	77,352
Fortnox AB3	4,550,903	76,372
SVMK Inc.[1]	4,324,130	73,943
Globant SA1	763,000	69,876
Appfolio, Inc., Class A1	713,277	67,861
Megaport Ltd.[1,3]	10,773,000	66,096
Kinaxis Inc.[1]	996,318	64,839
Nuance Communications, Inc.[1]	3,931,000	64,115
Viavi Solutions Inc.[1]	4,450,000	62,322
SMALLCAP World Fund — Page 1 of 18

Common stocks (continued) Information technology (continued)	Shares	Value (000)
MACOM Technology Solutions Holdings, Inc.[1]	2,855,525	$61,379
Sansan, Inc.[1,2,3]	1,596,800	60,328
Acacia Communications, Inc.[1]	889,000	58,141
Pegasystems Inc.	841,975	57,296
Okta, Inc., Class A1	581,800	57,284
Coupa Software Inc.[1]	425,320	55,109
Bravura Solutions Ltd.[3]	19,125,000	53,441
Anaplan, Inc.[1]	1,129,467	53,085
Sabre Corp.	2,320,882	51,976
HubSpot, Inc.[1]	341,600	51,790
RealPage, Inc.[1]	817,910	51,414
RAKUS Co., Ltd.[2]	2,967,130	46,020
Autodesk, Inc.[1]	310,000	45,787
Temenos AG	270,000	45,178
ASM Pacific Technology Ltd.	3,638,300	44,424
Endava PLC, Class A (ADR)[1]	1,165,798	44,125
eMemory Technology Inc.[3,4]	4,024,334	42,488
ALTEN SA, non-registered shares	353,000	40,322
Cognex Corp.	800,000	39,304
Hamamatsu Photonics KK	1,055,750	39,154
Atea ASA	3,030,728	38,977
Cardtronics PLC, Class A1	1,275,000	38,556
Silicon Laboratories Inc.[1]	341,000	37,970
Semtech Corp.[1]	774,000	37,624
Endurance International Group Holdings, Inc.[1,3]	9,707,399	36,403
Money Forward, Inc.[1]	1,059,052	35,065
Topcon Corp.	2,609,705	34,587
Maxlinear, Inc.[1]	1,500,000	33,570
Trimble Inc.[1]	840,000	32,600
SYNNEX Corp.	268,000	30,257
Dynatrace, Inc.[1]	1,600,000	29,872
Nemetschek SE	569,400	29,057
X-FAB Silicon Foundries SE1	6,452,730	28,836
Faraday Technology Corp.[3,4]	15,370,000	28,513
BlackLine, Inc.[1]	595,000	28,447
AAC Technologies Holdings Inc.	5,275,000	27,931
Disco Corp. (Japan)	143,900	27,230
Novanta Inc.[1]	314,500	25,701
AIXTRON SE1	2,434,518	24,837
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H2	15,030,000	24,239
Nordic Semiconductor ASA[1,2]	4,245,000	23,797
Renishaw PLC	525,000	23,652
Accesso Technology Group PLC[1,2,3]	2,185,500	23,271
Cabot Microelectronics Corp.	164,400	23,215
Cloudflare, Inc., Class A1,2	1,225,400	22,756
Lumentum Holdings Inc.[1]	417,000	22,334
Fair Isaac Corp.[1]	71,900	21,823
Versum Materials, Inc.	410,000	21,701
Venustech Group Inc., Class A	4,797,208	21,491
oRo Co., Ltd.[2]	804,200	21,145
TravelSky Technology Ltd., Class H	9,960,000	20,688
Zendesk, Inc.[1]	273,000	19,896
Kingboard Holdings Ltd.	7,021,000	18,588
CDK Global, Inc.	373,000	17,938
Computer Services, Inc.	384,495	17,495
SMALLCAP World Fund — Page 2 of 18

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Veeco Instruments Inc.[1]	1,490,000	$17,403
Flex Ltd.[1]	1,659,500	17,367
Diebold Nixdorf, Inc.[1]	1,370,000	15,344
INFICON Holding AG	23,396	15,167
TTM Technologies, Inc.[1]	1,167,000	14,232
Medallia, Inc.[1]	467,400	12,821
Siltronic AG	165,000	12,535
TOTVS SA, ordinary nominative	897,500	12,472
Humanica PCL[3]	44,000,400	11,797
2U, Inc.[1]	665,500	10,834
EVERTEC, Inc.	321,200	10,028
Ping Identity Holding Corp.[1]	546,000	9,418
eCloudvalley Digital Technology Co., Ltd.[4]	1,340,000	9,199
PagerDuty, Inc.[1,2]	313,200	8,848
WANdisco PLC[1,2]	1,615,173	8,341
Double Standard Inc.	181,100	8,107
Everbridge, Inc.[1]	130,719	8,067
QAD Inc., Class A	168,558	7,784
TeamSpirit Inc.[1,2]	450,000	7,741
Zebra Technologies Corp., Class A1	36,300	7,491
StoneCo Ltd., Class A1	200,000	6,956
Tufin Software Technologies Ltd.[1,2]	364,208	5,995
Teradata Corp.[1]	192,700	5,974
Foursquare Labs, Inc., Series A1,4,5,6,7	1,970,385	5,891
II-VI, Inc.[1]	162,023	5,705
Nohmi Bosai Ltd.	169,100	3,226
Catcher Technology Co., Ltd.[4]	407,000	3,068
Talend SA (ADR)[1]	81,500	2,769
Tenable Holdings, Inc.[1]	113,000	2,529
AGTech Holdings Ltd.[1]	14,912,000	704
Datagroup SE	10,922	578
		8,833,442
Health care 16.97%
Insulet Corp.[1,3]	4,456,019	734,931
Notre Dame Intermédica Participações SA	24,624,949	321,521
Molina Healthcare, Inc.[1]	2,841,997	311,824
Allakos Inc.[1,2,3]	3,859,959	303,509
NovoCure Ltd.[1]	3,580,597	267,757
Haemonetics Corp.[1]	1,974,000	249,000
GW Pharmaceuticals PLC (ADR)[1,3]	1,915,345	220,322
CONMED Corp.[3]	2,258,462	217,151
Bluebird Bio, Inc.[1]	2,061,720	189,307
Natera, Inc.[1,3]	4,770,580	156,475
Integra LifeSciences Holdings Corp.[1]	2,589,805	155,570
Allogene Therapeutics, Inc.[1,2]	5,440,264	148,274
Amplifon SpA	5,551,000	136,132
Mani, Inc.	4,889,800	128,480
Centene Corp.[1]	2,918,878	126,271
Fisher & Paykel Healthcare Corp. Ltd.	11,321,435	122,648
DexCom, Inc.[1]	805,000	120,138
China Biologic Products Holdings, Inc.[1]	1,002,100	114,710
PRA Health Sciences, Inc.[1]	1,127,600	111,892
iRhythm Technologies, Inc.[1,3]	1,456,450	107,937
WellCare Health Plans, Inc.[1]	413,000	107,037
SMALLCAP World Fund — Page 3 of 18

Common stocks (continued) Health care (continued)	Shares	Value (000)
Fleury SA, ordinary nominative	13,693,000	$87,069
Nakanishi Inc.[3]	5,332,700	83,992
Ultragenyx Pharmaceutical Inc.[1]	1,933,070	82,697
Vitrolife AB	5,002,795	81,821
LivaNova PLC[1]	1,108,700	81,811
Exact Sciences Corp.[1]	890,000	80,429
Medacta Group SA1	983,500	80,312
NuVasive, Inc.[1]	1,166,000	73,901
Glaukos Corp.[1]	1,150,322	71,907
Hikma Pharmaceuticals PLC	2,641,100	71,442
Encompass Health Corp.	1,029,400	65,140
Galapagos NV1	418,239	63,729
Madrigal Pharmaceuticals, Inc.[1,2]	732,647	63,169
Sysmex Corp.	859,000	57,455
MorphoSys AG, non-registered shares[1]	510,875	56,295
Cortexyme, Inc.[1,3,4,7]	1,560,515	38,126
Cortexyme, Inc.[1,2,3]	512,157	12,768
Metropolis Healthcare Ltd.[1,3]	2,809,350	50,456
Agilon Health TopCo, Inc.[1,4,5,6]	118,513	50,379
Incyte Corp.[1]	640,000	47,507
CellaVision AB, non-registered shares[3]	1,221,000	47,319
Fagron NV	2,630,255	46,615
Corindus Vascular Robotics, Inc.[1,3]	10,872,716	46,535
Teladoc Health, Inc.[1,2]	687,000	46,524
Cansino Biologics Inc., Class H1,2,3	10,370,800	44,195
AnaptysBio, Inc.[1]	1,256,000	43,947
Wright Medical Group NV1	2,092,242	43,163
Hypera SA, ordinary nominative	5,275,783	42,575
Carl Zeiss Meditec AG, non-registered shares	368,406	42,002
Editas Medicine, Inc.[1]	1,760,000	40,022
Biohaven Pharmaceutical Holding Co. Ltd.[1]	953,000	39,759
Osstem Implant Co., Ltd.[1,3]	1,134,274	39,543
Gossamer Bio, Inc.[1]	2,262,851	37,993
Hutchison China MediTech Ltd. (ADR)[1]	2,062,007	36,786
Revenio Group Oyj, non-registered shares[3]	1,713,820	36,239
Penumbra, Inc.[1,2]	265,244	35,673
Divi’s Laboratories Ltd.	1,500,000	35,252
Genomma Lab Internacional, SAB de CV, Series B1	35,953,000	34,470
Flexion Therapeutics, Inc.[1,2,3]	2,510,700	34,409
Genmab A/S1	165,000	33,494
STAAR Surgical Co.[1]	1,263,700	32,578
CryoLife, Inc.[1]	1,125,904	30,568
Autolus Therapeutics PLC (ADR)[1,2,3]	2,377,718	29,531
Menicon Co., Ltd.	840,000	29,444
CompuGroup Medical SE	478,500	28,789
Cellectis SA (ADR)[1,3]	1,529,736	15,909
Cellectis SA, non-registered shares[1,2,3]	1,181,240	12,154
Avita Medical Ltd.[1,2]	70,000,000	27,875
Rubius Therapeutics, Inc.[1]	2,306,000	18,102
Rubius Therapeutics, Inc.[1,2]	1,172,792	9,207
WuXi Biologics (Cayman) Inc.[1]	2,672,000	27,273
Abcam PLC	1,900,000	26,749
Revance Therapeutics, Inc.[1]	2,010,000	26,130
OdontoPrev SA, ordinary nominative	6,306,500	24,528
BioMarin Pharmaceutical Inc.[1]	361,500	24,365
SMALLCAP World Fund — Page 4 of 18

Common stocks (continued) Health care (continued)	Shares	Value (000)
Acerta Pharma BV1,4,5,6	195,556,815	$23,897
Neurocrine Biosciences, Inc.[1]	258,000	23,248
Spark Therapeutics, Inc.[1]	238,020	23,083
Krka, dd, Novo mesto	335,262	22,802
Guardant Health, Inc.[1]	346,633	22,126
AddLife AB, Class B	824,745	21,616
Diplomat Pharmacy, Inc.[1,3]	4,334,441	21,239
Grifols, SA, Class B (ADR)	616,400	12,353
Grifols, SA, Class A, non-registered shares	270,000	7,957
WIN-Partners Co., Ltd.[3]	1,817,600	19,029
Health Catalyst, Inc.[1]	596,200	18,864
NuCana PLC (ADR)[1,2,3]	2,574,816	18,642
Adaptive Biotechnologies Corp.[1,2]	600,000	18,540
Global Blood Therapeutics, Inc.[1]	380,000	18,438
Addus HomeCare Corp.[1]	231,129	18,324
Hangzhou Tigermed Consulting Co., Ltd., Class A	2,107,152	18,316
Xenon Pharmaceuticals Inc.[1,3]	2,019,226	18,193
Sosei Group Corp.[1,2]	786,600	17,627
Chemed Corp.	42,000	17,538
Ironwood Pharmaceuticals, Inc., Class A1	2,030,000	17,428
Dechra Pharmaceuticals PLC	491,000	16,711
Hugel, Inc.[1]	51,457	16,584
Hua Medicine[1]	17,799,000	15,942
Piramal Enterprises Ltd.	638,707	14,712
Intercept Pharmaceuticals, Inc.[1,2]	213,137	14,144
Clovis Oncology, Inc.[1,2,3]	3,562,000	13,999
Nevro Corp.[1]	160,000	13,755
Neuronetics, Inc.[1,3]	1,464,300	12,168
EM Systems Co., Ltd.[2]	603,800	11,325
Adaptimmune Therapeutics PLC (ADR)[1,2,3]	7,419,700	11,204
Unity Biotechnology, Inc.[1,2]	1,835,000	11,193
Alnylam Pharmaceuticals, Inc.[1]	137,700	11,074
Phreesia, Inc.[1]	400,000	9,696
Agios Pharmaceuticals, Inc.[1,2]	283,400	9,182
Deciphera Pharmaceuticals, Inc.[1]	270,000	9,164
Asahi Intecc Co., Ltd.	316,100	8,294
BioCryst Pharmaceuticals, Inc.[1]	2,840,000	8,137
Genfit SA (ADR)[1,2]	247,100	4,302
Genfit SA, non-registered shares[1,2]	231,273	3,708
10X Genomics, Inc., Class A1	150,000	7,560
Genus PLC	191,000	6,557
CRISPR Therapeutics AG1,2	138,000	5,657
Precision BioSciences, Inc.[1]	625,000	5,244
UDG Healthcare PLC	520,600	4,804
Shockwave Medical, Inc.[1,2]	150,000	4,489
Bausch Health Companies Inc.[1]	200,000	4,370
Paramount Bed Holdings Co., Ltd.	107,500	3,902
Neovasc Inc.[1,3]	577,857	2,219
		7,460,364
Industrials 15.15%
IMCD NV3	3,332,269	246,432
VARTA AG, non-registered shares[1,3]	2,493,496	245,960
MonotaRO Co., Ltd.	8,596,900	224,692
Nihon M&A Center Inc.	7,044,180	198,051
SMALLCAP World Fund — Page 5 of 18

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Spirax-Sarco Engineering PLC	2,028,028	$195,620
BELIMO Holding AG3	33,323	183,301
Rheinmetall AG	1,443,999	182,650
Aalberts NV, non-registered shares	4,109,100	162,846
NIBE Industrier AB, Class B	12,762,000	161,858
BWX Technologies, Inc.	2,723,350	155,803
Rexnord Corp.[1,3]	5,708,000	154,401
Aerojet Rocketdyne Holdings, Inc.[1]	2,958,046	149,411
IDEX Corp.	875,000	143,395
Marel hf., non-registered shares (ISK denominated)	30,060,697	137,383
Marel hf., non-registered shares (EUR denominated)[1]	1,166,667	5,341
Bravida Holding AB3	16,173,198	141,868
Harmonic Drive Systems Inc.[2]	3,215,500	139,772
I.M.A. Industria Macchine Automatiche SpA[2]	1,863,049	130,366
Meggitt PLC	16,366,734	127,786
Boyd Group Income Fund	951,051	126,034
Wizz Air Holdings PLC[1]	2,630,000	116,899
Diploma PLC[3]	5,676,000	116,060
Watsco, Inc.	680,000	115,042
TechnoPro Holdings, Inc.[3]	1,873,600	110,900
VAT Group AG	860,057	108,450
TransDigm Group Inc.	190,000	98,927
Nolato AB, Class B	1,728,342	92,263
Havells India Ltd.	8,926,000	90,471
Waste Connections, Inc.	840,000	77,280
Curtiss-Wright Corp.	587,500	76,005
Continental Building Products, Inc.[1,3]	2,780,700	75,885
International Container Terminal Services, Inc.	31,528,786	73,241
Tomra Systems ASA	2,660,900	71,073
Armstrong World Industries, Inc.	723,996	70,010
Masco Corp.	1,625,000	67,730
Oshkosh Corp.	887,207	67,250
Lifco AB, Class B	1,397,000	65,876
Graco Inc.	1,374,000	63,259
SiteOne Landscape Supply, Inc.[1]	851,700	63,043
ManpowerGroup Inc.	683,000	57,536
Matson, Inc.	1,529,000	57,353
Bingo Industries Ltd.[2,3]	37,574,800	56,048
Barrett Business Services, Inc.[3]	590,000	52,404
Guangzhou Baiyun International Airport Co. Ltd., Class A	16,519,892	51,954
Coor Service Management Holding AB3	5,878,630	50,879
Avon Rubber PLC[3]	2,481,863	50,717
HomeServe PLC	3,475,000	50,674
Spirit Airlines, Inc.[1]	1,382,000	50,167
ABM Industries Inc.	1,300,000	47,216
Air Lease Corp., Class A	1,089,700	45,571
Kratos Defense & Security Solutions, Inc.[1]	2,449,800	45,554
Tsubaki Nakashima Co., Ltd.[3]	2,920,100	43,670
Nabtesco Corp.	1,322,700	40,920
Instalco AB3	3,831,789	39,314
Grupo Aeroportuario del Pacífico, SAB de CV	4,049,929	38,972
Upwork Inc.[1]	2,796,036	37,201
Kingspan Group PLC	724,000	35,353
Middleby Corp.[1]	295,735	34,571
Trust Tech Inc.[3]	2,876,200	34,421
SMALLCAP World Fund — Page 6 of 18

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Greaves Cotton Ltd.[3]	16,200,000	$33,386
Granite Construction Inc.	1,027,000	32,997
Sweco AB, Class B, non-registered shares	1,152,924	32,746
Interpump Group SpA	988,000	31,229
The Brink’s Co.	365,800	30,343
CoStar Group, Inc.[1]	50,000	29,660
Rockwool International A/S, Class B	146,600	29,320
Imperial Logistics Ltd.	8,466,630	29,165
TKH Group NV, depository receipts	583,000	29,078
Daifuku Co., Ltd.	457,400	23,563
American Airlines Group Inc.	872,000	23,518
Centre Testing International Group Co., Ltd.	12,837,075	22,695
IAA, Inc.[1]	531,000	22,159
Stericycle, Inc.[1]	430,000	21,900
Mullen Group Ltd.[2]	3,015,000	19,867
easyJet PLC	1,318,300	18,641
Carborundum Universal Ltd.	4,365,000	18,509
Sunny Friend Environmental Technology Co., Ltd.[4]	2,115,000	18,476
Johnson Electric Holdings Ltd.	10,226,000	18,318
Alfen NV1,2,3	1,275,000	17,844
Generac Holdings Inc.[1]	220,000	17,235
King Slide Works Co., Ltd.[4]	1,490,000	16,936
PayPoint PLC	1,429,000	16,024
Seaspan Corp.[2]	1,500,000	15,945
JELD-WEN Holding, Inc.[1]	815,000	15,721
Befesa SA	430,000	15,373
XP Power Ltd.	515,000	15,261
BMC Stock Holdings, Inc.[1]	579,222	15,164
Cleanaway Waste Management Ltd.	11,102,998	14,613
Klingelnberg AG	441,000	13,654
Fluor Corp.	705,000	13,487
Grafton Group PLC, units	1,437,900	13,437
FTI Consulting, Inc.[1]	126,100	13,365
Altra Industrial Motion Corp.	481,080	13,323
Embraer SA, ordinary nominative	3,085,000	13,298
Avis Budget Group, Inc.[1]	462,000	13,056
PageGroup PLC	2,243,300	12,114
Addtech AB, Class B	463,259	12,047
Sakai Moving Service Co., Ltd.	202,200	11,594
NICE Information Service Co., Ltd.	1,044,123	11,479
Trex Co., Inc.[1]	125,000	11,366
Japan Elevator Service Holdings Co., Ltd.	416,400	10,806
Indutrade AB	360,000	10,093
JGC Holdings Corp.	752,500	9,834
Hertz Global Holdings Inc.[1]	671,857	9,298
Fluidra, SA, non-registered shares[1]	781,686	9,270
Troax Group AB	825,000	8,339
J. Kumar Infraprojects Ltd.[3]	4,450,500	8,142
Briggs & Stratton Corp.	1,331,000	8,066
Europcar Mobility Group SA2	1,414,157	7,846
Advanced Disposal Services, Inc.[1]	195,000	6,351
DKSH Holding AG	117,183	5,849
Takeuchi Mfg. Co., Ltd.	275,000	4,265
Prosegur Compañía de Seguridad, SA	1,038,326	4,047
SMALLCAP World Fund — Page 7 of 18

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares	205,000	$3,995
Fjord1 ASA[2]	223,090	907
		6,658,143
Consumer discretionary 15.11%
Takeaway.com NV1	3,038,700	242,441
Floor & Decor Holdings, Inc., Class A1	4,297,800	219,832
Dollarama Inc.	6,015,000	215,339
Ocado Group PLC[1]	13,103,000	213,065
frontdoor, inc.[1,3]	4,379,000	212,688
ServiceMaster Global Holdings, Inc.[1]	3,459,000	193,358
Evolution Gaming Group AB	8,937,960	175,780
TopBuild Corp.[1,3]	1,783,600	171,993
Trainline PLC[1,3]	33,352,068	171,824
Helen of Troy Ltd.[1]	983,400	155,043
Five Below, Inc.[1]	1,124,402	141,787
Mattel, Inc.[1,2]	12,260,000	139,641
Wyndham Hotels & Resorts, Inc.	2,690,300	139,196
MercadoLibre, Inc.[1]	227,500	125,405
Pool Corp.	594,000	119,810
KB Home	3,492,873	118,758
Strategic Education, Inc.	864,000	117,400
Canada Goose Holdings Inc., subordinate voting shares (CAD denominated)[1,2]	1,901,900	83,621
Canada Goose Holdings Inc., subordinate voting shares[1]	667,100	29,333
Gentex Corp.	3,909,134	107,638
Ace Hardware Indonesia Tbk PT	855,750,000	106,705
GVC Holdings PLC	11,353,694	103,778
Jumbo SA	5,124,161	97,236
Melco International Development Ltd.	39,083,000	92,949
Luckin Coffee Inc., Class A (ADR)[1,2,3]	4,835,924	91,883
Grand Canyon Education, Inc.[1]	909,000	89,264
Domino’s Pizza Group PLC[3]	27,307,815	85,586
Moncler SpA	2,120,000	75,560
Endurance Technologies Ltd.	5,180,990	74,002
ASOS PLC[1]	2,380,023	72,457
Domino’s Pizza, Inc.	288,000	70,442
Cedar Fair, LP	1,206,000	70,382
Kontoor Brands, Inc.	1,910,000	67,041
Thor Industries, Inc.	1,170,000	66,269
International Game Technology PLC	4,458,712	63,358
zooplus AG, non-registered shares[1,2,3]	505,688	60,188
Lennar Corp., Class A	1,058,458	59,115
Lennar Corp., Class B	21,169	939
Nien Made Enterprise Co., Ltd.[4]	6,755,000	59,041
Hilton Grand Vacations Inc.[1]	1,817,322	58,154
B2W - Cia. Digital, ordinary nominative[1]	4,271,000	49,700
B2W - Cia. Digital, subscription receipts[1]	598,343	6,897
Tongcheng-Elong Holdings Ltd.[1,2]	36,600,000	56,224
Momo.com Inc.[4]	6,458,000	54,272
Vivo Energy PLC	34,311,408	52,734
Toll Brothers, Inc.	1,272,000	52,216
Brunello Cucinelli SpA	1,608,281	50,099
Freni Brembo SpA	5,087,000	49,568
TUI AG	4,105,156	47,739
Dine Brands Global, Inc.	615,599	46,699
SMALLCAP World Fund — Page 8 of 18

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
MGM China Holdings, Ltd.[2]	27,451,200	$42,800
Party City Holdco Inc.[1,2,3]	7,489,459	42,765
M.D.C. Holdings, Inc.	967,528	41,700
POYA International Co., Ltd.[4]	2,591,527	36,796
Map Aktif Adiperkasa Tbk PT1	97,276,000	35,635
Cie. Plastic Omnium SA	1,282,500	35,170
Delta Corp. Ltd.[3]	14,022,238	33,419
Cavco Industries, Inc.[1]	170,870	32,822
YETI Holdings, Inc.[1,2]	1,152,200	32,262
Revolve Group, Inc., Class A1,2	1,348,700	31,519
Shop Apotheke Europe NV, non-registered shares[1,3]	804,857	31,274
Six Flags Entertainment Corp.	600,000	30,474
Jumbo Interactive Ltd.[2]	1,853,590	30,264
Casio Computer Co., Ltd.[2]	1,950,000	30,208
Del Taco Restaurants, Inc.[1,3]	2,939,200	30,053
Kindred Group PLC (SDR)	4,915,159	28,710
China MeiDong Auto Holdings Ltd.	31,444,000	28,083
Century Communities, Inc.[1]	911,000	27,904
William Hill PLC	12,008,000	27,705
Shangri-La Asia Ltd.	26,258,000	26,802
D.R. Horton, Inc.	490,000	25,828
Signet Jewelers Ltd.[2]	1,500,000	25,140
Lands’ End, Inc.[1,3]	2,200,000	24,959
Winnebago Industries, Inc.	650,000	24,927
IDP Education Ltd.	2,365,000	24,854
Beazer Homes USA, Inc.[1,3]	1,659,813	24,731
Relaxo Footwears Ltd.	3,454,000	24,678
Etsy, Inc.[1]	435,000	24,577
Ollie’s Bargain Outlet Holdings, Inc.[1]	415,000	24,336
MIPS AB3	1,396,751	23,695
Bright Horizons Family Solutions Inc.[1]	155,000	23,637
AcadeMedia AB1	4,955,083	22,953
WH Smith PLC	935,000	22,843
Moneysupermarket.com Group PLC	4,755,500	22,126
Harley-Davidson, Inc.	592,000	21,294
Bloomin’ Brands, Inc.	1,121,000	21,221
Arco Platform Ltd., Class A1	404,332	20,496
Cyrela Brazil Realty SA, ordinary nominative	3,331,200	19,282
Afya Ltd.[1,2]	750,000	19,230
Aritzia Inc., subordinate voting shares[1]	1,510,000	19,136
Page Industries Ltd.	60,000	19,064
Hoteles City Express, SAB de CV1,3	22,037,148	19,018
Adtalem Global Education Inc.[1]	476,004	18,131
Viomi Technology Co., Ltd. (ADR)[2]	2,211,550	18,024
Thule Group AB	907,600	17,186
Cairn Homes PLC	13,905,000	16,883
Countryside Properties PLC	4,034,745	16,669
Graham Holdings Co., Class B	25,000	16,586
Paltac Corp.	333,500	16,286
Cooper Tire & Rubber Co.	616,000	16,090
Planet Fitness, Inc., Class A1	275,700	15,955
Gestamp Automocion SA, non-registered shares	3,350,000	15,628
Cuckoo Homesys Co., Ltd.	442,917	15,589
Melco Resorts & Entertainment Ltd. (ADR)	800,000	15,528
MakeMyTrip Ltd., non-registered shares[1]	637,600	14,467
SMALLCAP World Fund — Page 9 of 18

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Bygghemma Group First AB1,2	2,980,102	$14,380
Williams-Sonoma, Inc.	200,000	13,596
Ctrip.com International, Ltd. (ADR)[1]	464,000	13,591
Gourmet Master Co., Ltd.[4]	2,930,000	13,459
NAN LIU Enterprise Co., Ltd.[4]	2,910,000	13,219
Bloomberry Resorts Corp.	57,777,500	12,106
Cuckoo Holdings Co., Ltd.	118,210	11,563
GoCo Group PLC	10,673,700	10,565
Tile Shop Holdings, Inc.[3]	3,158,000	10,074
Everi Holdings Inc.[1]	1,100,000	9,306
Hostelworld Group PLC[3]	6,518,763	9,105
Mercari, Inc.[1]	355,038	8,816
Zhongsheng Group Holdings Ltd.	2,652,000	8,375
Tiffany & Co.	90,000	8,337
Samsonite International SA	3,765,260	7,975
Piaggio & C. SpA	2,650,000	7,839
TAKKT AG	500,500	6,634
Greggs PLC	256,500	6,591
Ryohin Keikaku Co., Ltd.	348,000	6,495
Varroc Engineering Ltd.	1,006,834	6,420
Victoria PLC[1]	985,000	5,922
Sabina PCL	6,000,000	5,640
Dustin Group AB	683,989	5,472
Despegar.com, Corp.[1]	471,209	5,334
DFS Furniture PLC	1,805,000	4,905
POLYTEC Holding AG, non-registered shares[2]	541,917	4,891
Nifco Inc.	200,900	4,796
Lojas Americanas SA, ordinary nominative	1,232,000	4,427
Chow Sang Sang Holdings International Ltd.	2,883,700	3,094
Westwing Group AG, non-registered shares[1]	952,000	2,253
BNN Technology PLC[1,3,4,5]	19,007,000	1,019
China Zenix Auto International Ltd. (ADR)[1]	2,152,000	968
		6,639,028
Financials 9.26%
Kotak Mahindra Bank Ltd.	18,292,040	424,451
RenaissanceRe Holdings Ltd.	1,058,600	204,786
Bajaj Finance Ltd.	3,257,000	185,949
Essent Group Ltd.	3,797,535	181,029
MarketAxess Holdings Inc.	431,800	141,415
Cannae Holdings, Inc.[1,3]	5,137,578	141,129
Ares Management Corp., Class A	5,145,906	137,962
SVB Financial Group[1]	606,500	126,728
HDFC Asset Management Co., Ltd.	3,072,618	121,472
First Republic Bank	1,141,825	110,415
Moelis & Co., Class A	3,324,700	109,216
IndusInd Bank Ltd.	5,319,533	103,852
AJ Bell PLC	20,354,700	103,487
Capitec Bank Holdings Ltd.	1,123,983	95,547
Webster Financial Corp.	1,816,175	85,124
Enstar Group Ltd.[1]	435,000	82,615
TMX Group Ltd.	933,100	80,530
CenterState Bank Corp.	3,232,733	77,537
Seacoast Banking Corp. of Florida[1,3]	3,031,901	76,737
IIFL Wealth Management Ltd.[1,4]	3,991,455	68,865
SMALLCAP World Fund — Page 10 of 18

Common stocks (continued) Financials (continued)	Shares	Value (000)
Trupanion, Inc.[1,2,3]	2,689,094	$68,357
Janus Henderson Group PLC	2,755,041	61,878
AssetMark Financial Holdings, Inc.[1]	2,250,000	58,613
Bolsa Mexicana de Valores, SAB de CV, Series A	28,206,645	53,043
Radian Group Inc.	2,314,700	52,868
City Union Bank Ltd.	16,627,727	51,301
Focus Financial Partners Inc., Class A1	2,136,069	50,838
AURELIUS Equity Opportunities SE & Co. KGaA, non-registered shares[2]	1,182,012	48,776
Close Brothers Group PLC	2,795,300	48,427
Euronext NV	564,033	46,138
Netwealth Group Ltd.[2]	6,845,000	42,089
NMI Holdings, Inc.[1]	1,513,000	39,731
The Bank of N.T. Butterfield & Son Ltd.	1,262,958	37,434
HUB24 Ltd.[2,3]	4,377,158	37,195
VZ Holding AG	124,000	37,024
White Mountains Insurance Group, Ltd.	33,000	35,640
Cholamandalam Investment and Finance Co., Ltd.	8,101,619	35,187
Legg Mason Partners Equity Fund	915,285	34,955
L&T Finance Holdings Ltd.	27,926,500	33,397
Waddell & Reed Financial, Inc., Class A	1,850,000	31,783
Umpqua Holdings Corp.	1,785,500	29,389
Sabre Insurance Group PLC	7,780,000	28,219
Uzabase, Inc.[1]	1,390,300	27,002
Türkiye Garanti Bankasi AS1	14,352,206	25,949
Transaction Capital Ltd.	17,681,547	25,860
Indian Energy Exchange Ltd.[1]	14,190,655	24,159
Boston Private Financial Holdings, Inc.	1,978,177	23,056
PRA Group, Inc.[1]	670,000	22,639
Hiscox Ltd.	1,072,800	21,896
Fanhua Inc. (ADR)[2]	809,075	21,546
TCS Group Holding PLC (GDR)	994,736	17,408
TCS Group Holding PLC (GDR)[7]	217,587	3,808
Texas Capital Bancshares, Inc.[1]	370,000	20,221
TISCO Financial Group PCL, foreign registered	5,947,900	19,933
Artisan Partners Asset Management Inc., Class A	705,000	19,909
Luther Burbank Corp.	1,750,000	19,828
MGIC Investment Corp.	1,509,039	18,984
Hilltop Holdings Inc.	750,000	17,918
Green Dot Corp., Class A1	640,228	16,166
EFG International AG	2,495,497	15,477
Greenhill & Co., Inc.[3]	1,169,700	15,346
Nova Ljubljanska banka dd (GDR)	1,253,700	14,840
Eurobank Ergasias SA1	13,580,118	13,144
Flow Traders NV, non-registered shares	484,026	12,672
First Hawaiian, Inc.	456,500	12,189
Cowen Inc., Class A1	640,000	9,850
PT Bank Tabungan Pensiunan Nasional Syariah Tbk[1]	17,250,600	4,010
Synovus Financial Corp.	105,500	3,773
YES Bank Ltd.	4,085,000	2,386
Noah Holdings Ltd., Class A (ADR)[1]	23,225	678
		4,071,775
SMALLCAP World Fund — Page 11 of 18

Common stocks (continued) Consumer staples 4.01%	Shares	Value (000)
Emmi AG3	317,072	$258,601
Raia Drogasil SA, ordinary nominative	7,661,392	176,666
Lion Corp.	4,761,000	93,833
Varun Beverages Ltd.	10,177,932	89,631
Simply Good Foods Co., Class A1	2,788,000	80,824
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A	12,939,976	76,914
Fresh Del Monte Produce Inc.	2,158,700	73,633
TCI Co., Ltd.[3,4]	6,635,058	66,608
Treasury Wine Estates Ltd.	4,840,000	60,664
C&C Group PLC	11,760,000	53,194
Grocery Outlet Holding Corp.[1]	1,416,700	49,131
Milbon Co., Ltd.	982,500	48,341
Chongqing Fuling Zhacai Group Co., Ltd., Class A	14,860,550	46,486
COSMOS Pharmaceutical Corp.	230,753	45,137
Freshpet, Inc.[1]	843,008	41,957
Primo Water Corp.[1,3]	3,123,557	38,357
Davide Campari-Milano SpA	4,200,000	37,950
Kotobuki Spirits Co., Ltd.	573,600	37,612
CCL Products (India) Ltd.[3]	10,642,173	35,935
Dis-Chem Pharmacies Ltd.[2]	23,600,846	35,062
AAK AB	1,641,900	31,832
Bakkafrost P/F	517,500	30,546
Masan Group Corp.[1]	6,993,490	23,662
BGFretail Co., Ltd.	130,233	21,449
PriceSmart, Inc.	300,000	21,330
Osotspa PCL, foreign registered	16,660,000	20,291
Emperador Inc.[1]	135,870,000	18,612
Kernel Holding SA	1,642,578	18,023
Hotel Chocolat Group PLC[2]	3,619,763	16,824
United Spirits Ltd.[1]	1,780,114	16,754
PT Nippon Indosari Corpindo Tbk	173,735,100	15,544
Avenue Supermarts Ltd.[1]	417,313	10,956
Beyond Meat, Inc.[1,2]	73,395	10,908
PZ Cussons PLC	4,096,400	10,199
Prataap Snacks Ltd.	687,300	8,899
Nomad Foods Ltd.[1]	400,000	8,200
Bid Corp. Ltd.	330,857	7,035
Century Pacific Food, Inc.	25,591,000	6,942
S Foods Inc.	215,200	5,935
Colgate-Palmolive (India) Ltd.	267,378	5,674
R.E.A. Holdings PLC[1,3]	2,162,000	4,094
Pola Orbis Holdings Inc.	117,900	2,638
		1,762,883
Communication services 3.36%
Iridium Communications Inc.[1,3]	6,801,932	144,745
Iridium Communications Inc.[1,3,7]	636,132	13,537
Altice Europe NV, Class A1	24,165,498	126,428
HUYA, Inc. (ADR)[1,2]	5,093,800	120,417
Nexstar Media Group, Inc.	1,075,000	109,983
Entertainment One Ltd.	15,581,500	108,436
Bandwidth Inc., Class A1	1,550,535	100,955
Vonage Holdings Corp.[1]	8,393,000	94,841
New York Times Co., Class A	2,616,100	74,507
YY Inc., Class A (ADR)[1]	1,027,000	57,748
SMALLCAP World Fund — Page 12 of 18

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Yandex NV, Class A1	1,530,000	$53,565
Megacable Holdings, SAB de CV, ordinary participation certificates	12,787,000	51,494
World Wrestling Entertainment, Inc., Class A2	672,000	47,813
RPA Holdings, Inc.[1,2]	2,713,500	42,588
Cable One, Inc.	25,321	31,770
Cogent Communications Holdings, Inc.	565,000	31,131
Kamakura Shinsho, Ltd.[2,3]	2,135,000	29,224
VGI Global Media PCL, foreign registered	81,538,000	26,260
ProSiebenSat.1 Media SE	1,799,000	24,785
Daily Mail and General Trust PLC, Class A, nonvoting shares	2,166,000	22,690
Yelp Inc.[1]	585,000	20,329
Lions Gate Entertainment Corp., Class B	1,020,000	8,915
Lions Gate Entertainment Corp., Class A2	916,000	8,473
DIP Corp.	707,300	17,165
CarGurus, Inc., Class A1	520,000	16,094
Zillow Group, Inc., Class C, nonvoting shares[1]	525,000	15,655
GCI Liberty, Inc., Class A1	232,600	14,437
Elang Mahkota Teknologi Tbk PT	34,046,200	13,072
Euskaltel, SA, non-registered shares	1,330,000	11,815
IMAX China Holding, Inc.	4,063,700	9,592
UUUM Co., Ltd.[1,2]	190,400	9,280
Catena Media PLC[1]	1,444,005	6,795
Modern Times Group MTG AB, Class B1	686,008	5,685
Zegona Communications PLC	3,300,304	3,916
Nordic Entertainment Group AB, Class B	138,057	3,265
		1,477,405
Materials 3.36%
Allegheny Technologies Inc.[1,3]	10,087,124	204,264
Valvoline Inc.	4,714,382	103,858
Royal Gold, Inc.	638,000	78,608
Lundin Mining Corp.	14,079,000	66,205
Kansai Paint Co., Ltd.	2,788,000	64,746
Taiyo Nippon Sanso Corp.	2,945,700	59,473
UPL Ltd.	6,841,828	58,307
Chr. Hansen Holding A/S	622,000	52,793
Ingevity Corp.[1]	564,100	47,858
United States Steel Corp.[2]	3,873,000	44,733
Stella-Jones Inc.	1,491,184	43,570
Cleveland-Cliffs Inc.[2]	5,750,000	41,515
Loma Negra Compania Industrial Argentina SA (ADR)[1,3]	7,110,500	40,885
CCL Industries Inc., Class B, nonvoting shares	1,008,100	40,663
SIG Combibloc Group AG	2,600,000	34,648
ACC Ltd.	1,506,050	34,175
JCU Corp.[3]	1,687,000	33,951
Navin Fluorine International Ltd.[3]	3,202,000	33,148
LANXESS AG	453,040	27,652
Steel Dynamics, Inc.	877,000	26,135
PI Industries Ltd.	1,362,000	25,120
Gulf Oil Lubricants India Ltd.	2,038,914	24,814
Symrise AG	227,500	22,108
Vidrala, SA, non-registered shares	252,913	21,198
Alcoa Corp.[1]	910,000	18,264
Croda International PLC	303,595	18,142
James Hardie Industries PLC (CDI)	1,075,000	18,038
SMALLCAP World Fund — Page 13 of 18

Common stocks (continued) Materials (continued)	Shares	Value (000)
Arkema SA	182,500	$17,011
Ramco Cements Ltd.	1,396,000	14,811
Aarti Industries Ltd.	1,287,600	14,548
Berger Paints India Ltd.	2,213,816	13,582
Labrador Iron Ore Royalty Corp.[2]	681,000	12,660
China BlueChemical Ltd., Class H	48,476,000	11,690
Vinati Organics Ltd.	377,146	11,439
Aluflexpack AG1	505,116	10,932
Indorama Ventures PCL, foreign registered	10,114,000	10,747
Wienerberger AG	425,700	10,366
Excelsior Mining Corp.[1,2,3]	12,868,000	10,198
Sirius Minerals PLC[1,2]	196,282,195	9,615
Nevada Copper Corp.[1,3]	47,090,000	8,175
Sandstorm Gold Ltd.[1]	1,361,300	7,678
Mayur Uniquoters Ltd.[3]	2,402,934	7,192
Ardagh Group SA, Class A	450,000	7,056
Gerdau SA (ADR)[2]	2,011,500	6,336
Essel Propack Ltd.	2,352,577	3,924
Venator Materials PLC[1]	1,450,000	3,538
Aarti Surfactants Ltd.[1,4,5]	64,380	624
		1,476,993
Real estate 1.82%
Embassy Office Parks REIT	22,225,200	125,927
WHA Corp. PCL[3]	751,320,200	116,929
Altus Group Ltd.[3]	3,014,100	90,888
MGM Growth Properties LLC REIT, Class A	2,340,000	70,317
Relo Group, Inc.	2,328,500	57,026
Two Harbors Investment Corp. REIT	4,187,000	54,975
Redwood Trust, Inc. REIT	2,562,000	42,043
DoubleDragon Properties Corp.[1]	87,061,100	34,267
Gaming and Leisure Properties, Inc. REIT	800,000	30,592
Hibernia REIT PLC	16,260,000	26,052
Metrovacesa, SA, non-registered shares	2,613,000	25,177
Concentradora Fibra Danhos, SA de CV REIT	17,511,980	24,377
OUTFRONT Media Inc. REIT	860,153	23,895
Cousins Properties Inc. REIT	475,532	17,875
K. Wah International Holdings Ltd.	30,270,028	15,989
Foxtons Group PLC[1,3]	17,881,785	10,993
São Carlos Empreendimentos e Participações S.A	890,500	7,778
BR Malls Participacoes SA, ordinary nominative	2,173,500	7,538
China Overseas Property Holdings Ltd.	14,969,000	7,391
Instone Real Estate Group AG, non-registered shares[1]	237,771	4,955
Morguard Corp.	23,400	3,647
Soundwill Holdings Ltd.	629,000	777
		799,408
Energy 1.65%
Diamondback Energy, Inc.	947,000	85,145
Cactus, Inc., Class A1	2,895,699	83,801
Saipem SpA, Class S1	16,085,000	72,792
WorleyParsons Ltd.	5,701,172	50,063
Petronet LNG Ltd.	12,920,000	47,382
Magnolia Oil & Gas Corp., Class A1,7	4,000,000	44,400
Whitecap Resources Inc.[2]	9,950,400	34,549
SMALLCAP World Fund — Page 14 of 18

Common stocks (continued) Energy (continued)	Shares	Value (000)
Rattler Midstream LP1	1,861,667	$33,175
SM Energy Co.	3,246,000	31,454
New Fortress Energy LLC, Class A1	1,666,981	30,056
NuVista Energy Ltd.[1,3]	15,965,000	29,885
Parsley Energy, Inc., Class A	1,707,200	28,681
Keyera Corp.[2]	952,400	23,126
Venture Global LNG, Inc., Series C1,4,5,6,7	4,240	22,048
Equitrans Midstream Corp.	1,125,800	16,380
Solaris Oilfield Infrastructure, Inc., Class A	1,175,000	15,768
Nine Energy Service, Inc.[1,3]	2,453,000	15,135
Savannah Petroleum PLC[1,3]	52,160,179	14,751
Oil & Gas Development Co. Ltd.	11,757,849	9,254
Concho Resources Inc.	128,000	8,691
Altus Midstream Co., Class A1,2	3,000,000	8,490
Centennial Resource Development, Inc., Class A1	1,512,200	6,828
China Oilfield Services Ltd., Class H	5,156,000	6,164
Cosan Ltd., Class A1	361,000	5,379
Extraction Oil & Gas, Inc.[1,2]	410,000	1,205
Victoria Oil & Gas PLC[1]	4,812,258	509
		725,111
Utilities 0.32%
Neoenergia SA	20,443,000	101,208
ENN Energy Holdings Ltd.	3,825,000	39,579
Mytrah Energy Ltd.[1,3,4,5]	10,418,000	128
		140,915
Total common stocks (cost: $28,780,508,000)		40,045,467
Preferred securities 0.56% Industrials 0.21%
Azul SA, preferred shares (ADR)[1]	2,284,540	81,832
Azul SA, preferred shares[1]	771,000	9,224
		91,056
Health care 0.16%
Sartorius AG, nonvoting preferred, non-registered shares	395,000	72,071
Consumer discretionary 0.15%
Made.com Design Ltd., Series C-4, preferred shares[1,3,4,5,6]	2,067,967	39,793
Coursera, Inc., Series E, 8.00% noncumulative preferred shares[1,4,5,6]	2,083,333	23,729
		63,522
Information technology 0.04%
Gitlab Inc., Series E, preferred shares[1,4,5,6]	1,044,048	19,450
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00%, preferred shares[3]	96,000	85
Total preferred securities (cost: $147,103,000)		246,184
SMALLCAP World Fund — Page 15 of 18

Rights & warrants 0.00% Communication services 0.00%	Shares	Value (000)
VGI Global Media PCL FR W2, warrants, expire 2022[1]	16,307,600	$1,040
Information technology 0.00%
Foursquare Labs, Inc., warrants, expire 2033[1,4,5,6]	1,163,990	628
Total rights & warrants (cost: $0)		1,668
Convertible stocks 0.18% Communication services 0.07%
Nextdoor Inc., Series H4,5,6	1,512,513	30,833
Information technology 0.06%
RealSelf, Inc., Series C, convertible preferred[1,3,4,5,6]	3,468,862	24,317
Health care 0.05%
Proteus Digital Health, Inc., Series G, 6.50% noncumulative convertible preferred[4,5,6]	3,044,139	24,049
Total convertible stocks (cost: $89,833,000)		79,199
Convertible bonds 0.02% Energy 0.02%	Principal amount (000)
Weatherford International PLC, convertible notes, 5.875% 2021[8]	$30,000	10,575
Total convertible bonds (cost: $16,126,000)		10,575
Bonds, notes & other debt instruments 0.03% Corporate bonds & notes 0.03% Energy 0.03%
Weatherford International LLC 9.875% 2025[8]	9,000	3,150
Weatherford International LLC 6.80% 2037[8]	2,000	715
Weatherford International PLC 5.125% 2020[8]	2,776	972
Weatherford International PLC 4.50% 2022[8]	6,224	2,178
Weatherford International PLC 6.50% 2036[8]	1,000	350
Weatherford International PLC 6.75% 2040[8]	6,000	2,115
Weatherford International PLC 5.95% 2042[8]	8,000	2,820
		12,300
Total corporate bonds & notes		12,300
Total bonds, notes & other debt instruments (cost: $17,846,000)		12,300
Short-term securities 9.34% Money market investments 7.30%	Shares
Capital Group Central Cash Fund 2.07%[9]	27,158,505	2,715,579
Goldman Sachs Financial Square Government Fund 1.84%[9,10]	250,000,000	250,000
Blackrock FedFund 1.86%[9,10]	200,000,000	200,000
Fidelity Institutional Money Market Funds - Government Portfolio 1.86%[9,10]	15,000,000	15,000
SMALLCAP World Fund — Page 16 of 18

Short-term securities (continued) Money market investments (continued)	Shares	Value (000)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.85%[9,10]	15,000,000	$15,000
Invesco - Short-term Investments Trust - Government & Agency Portfolio 1.83%[9,10]	13,087,608	13,088
		3,208,667
Other short-term securities 2.04%	Principal amount (000)
Oversea-Chinese Banking Corp. Ltd. 2.06%–2.06% due 10/10/2019–10/11/2019[7]	$200,000	199,884
Québec (Province of) 2.00% due 12/11/2019[7]	200,000	199,219
Sumitomo Mitsui Banking Corp. 1.97% due 10/10/2019[7]	100,000	99,944
Toronto-Dominion Bank 1.99% due 10/16/2019[7]	200,000	199,824
United Overseas Bank Ltd. 2.09%–2.09% due 11/12/2019–11/13/2019[7]	200,000	199,510
		898,381
Total short-term securities (cost: $4,107,056,000)		4,107,048
Total investment securities 101.24% (cost: $33,158,472,000)		44,502,441
Other assets less liabilities (1.24)%		(547,042)
Net assets 100.00%		$43,955,399
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $902,919,000, which represented 2.05% of the net assets of the fund.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $838,998,000, which represented 1.91% of the net assets of the fund.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,026,191,000, which represented 2.33% of the net assets of the fund.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Rate represents the seven-day yield at 9/30/2019.
[10]	Security purchased with cash collateral from securities on loan.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Agilon Health TopCo, Inc.	1/4/2019	$44,817	$50,379.12%
Made.com Design Ltd., Series C-4, preferred shares	3/2/2018	41,328	39,793.09
Nextdoor Inc., Series H	5/8/2019	30,833	30,833.07
RealSelf, Inc., Series C, convertible preferred	4/18/2018	19,000	24,317.06
Proteus Digital Health, Inc., Series G, 6.50% noncumulative convertible preferred	5/6/2014-7/23/2014	40,000	24,049.06
Acerta Pharma BV	5/7/2014	11,250	23,897.05
Coursera, Inc., Series E, 8.00% noncumulative preferred shares	4/23/2019	25,000	23,729.05
Venture Global LNG, Inc., Series C	5/1/2015	12,720	22,048.05
Gitlab Inc., Series E, preferred	9/11/2019	19,450	19,450.04
Foursquare Labs, Inc., Series A	12/3/2013	20,000	5,891.01
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	—	628.00
Total private placement securities		$ 264,398	$ 265,014.60%
SMALLCAP World Fund — Page 17 of 18

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GDR = Global Depositary Receipts
ISK = Icelandic kronor
SDR = Swedish Depositary Receipts
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
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© 2019 Capital Group. All rights reserved.
MFGEFPX-035-1119O-S73112	SMALLCAP World Fund — Page 18 of 18

Summary investment portfolio September 30, 2019

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	45.24%
Eurozone*	9.07
United Kingdom	6.56
Japan	5.19
India	4.70
Sweden	2.67
China	2.66
Brazil	2.34
Canada	2.32
Other countries	11.15
Short-term securities & other assets less liabilities	8.10

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Slovenia and Spain.

Common stocks 91.11%	Shares	Value (000)
Information technology 20.10%
RingCentral, Inc., Class A1	4,741,200	$595,778
MongoDB, Inc., Class A1,2	3,110,992	374,812
WiseTech Global Ltd.	13,804,451	323,590
Paycom Software, Inc.[1]	1,433,494	300,303
Alteryx, Inc., Class A1	2,747,200	295,132
Network International Holdings PLC[1,3]	34,351,542	225,968
DocuSign, Inc.[1]	3,621,737	224,258
Cree, Inc.[1]	4,484,130	219,722
SimCorp AS3	2,199,151	193,109
EPAM Systems, Inc.[1]	881,200	160,660
Square, Inc., Class A1	2,274,730	140,920
Ceridian HCM Holding Inc.[1]	2,851,343	140,771
Smartsheet Inc., Class A1	3,905,000	140,697
Net One Systems Co., Ltd.[3]	5,194,958	139,958
Other securities		5,357,764
		8,833,442

Health care 16.97%
Insulet Corp.[1,3]	4,456,019	734,931
Notre Dame Intermédica Participações SA	24,624,949	321,521
Molina Healthcare, Inc.[1]	2,841,997	311,824
Allakos Inc.[1,2,3]	3,859,959	303,509
NovoCure Ltd.[1]	3,580,597	267,757
Haemonetics Corp.[1]	1,974,000	249,000
GW Pharmaceuticals PLC (ADR)[1,3]	1,915,345	220,322
CONMED Corp.[3]	2,258,462	217,151
Bluebird Bio, Inc.[1]	2,061,720	189,307
Natera, Inc.[1,3]	4,770,580	156,475
Integra LifeSciences Holdings Corp.[1]	2,589,805	155,570
Allogene Therapeutics, Inc.[1,2]	5,440,264	148,274
Other securities		4,184,723
		7,460,364

Industrials 15.15%
IMCD NV3	3,332,269	246,432
VARTA AG, non-registered shares[1,3]	2,493,496	245,960
MonotaRO Co., Ltd.	8,596,900	224,692
Nihon M&A Center Inc.	7,044,180	198,051
Spirax-Sarco Engineering PLC	2,028,028	195,620
BELIMO Holding AG3	33,323	183,301
Rheinmetall AG	1,443,999	182,650
Aalberts NV, non-registered shares	4,109,100	162,846
NIBE Industrier AB, Class B	12,762,000	161,858

6	SMALLCAP World Fund

	Shares	Value (000)
BWX Technologies, Inc.	2,723,350	$155,803
Rexnord Corp.[1,3]	5,708,000	154,401
Aerojet Rocketdyne Holdings, Inc.[1]	2,958,046	149,411
IDEX Corp.	875,000	143,395
Marel hf., non-registered shares (ISK denominated)	30,060,697	137,383
Marel hf., non-registered shares (EUR denominated)[1]	1,166,667	5,341
Bravida Holding AB3	16,173,198	141,868
Harmonic Drive Systems Inc.[2]	3,215,500	139,772
Other securities		3,829,359
		6,658,143

Consumer discretionary 15.11%
Takeaway.com NV1	3,038,700	242,441
Floor & Decor Holdings, Inc., Class A1	4,297,800	219,832
Dollarama Inc.	6,015,000	215,339
Ocado Group PLC[1]	13,103,000	213,065
frontdoor, inc.[1,3]	4,379,000	212,688
ServiceMaster Global Holdings, Inc.[1]	3,459,000	193,358
Evolution Gaming Group AB	8,937,960	175,780
TopBuild Corp.[1,3]	1,783,600	171,993
Trainline PLC[1,3]	33,352,068	171,824
Helen of Troy Ltd.[1]	983,400	155,043
Five Below, Inc.[1]	1,124,402	141,787
Mattel, Inc.[1,2]	12,260,000	139,641
Wyndham Hotels & Resorts, Inc.	2,690,300	139,196
Other securities		4,247,041
		6,639,028

Financials 9.26%
Kotak Mahindra Bank Ltd.	18,292,040	424,451
RenaissanceRe Holdings Ltd.	1,058,600	204,786
Bajaj Finance Ltd.	3,257,000	185,949
Essent Group Ltd.	3,797,535	181,029
MarketAxess Holdings Inc.	431,800	141,415
Cannae Holdings, Inc.[1,3]	5,137,578	141,129
Other securities		2,793,016
		4,071,775

Consumer staples 4.01%
Emmi AG3	317,072	258,601
Raia Drogasil SA, ordinary nominative	7,661,392	176,666
Other securities		1,327,616
		1,762,883

Communication services 3.36%
Iridium Communications Inc.[1,3]	6,801,932	144,745
Iridium Communications Inc.[1,3,4]	636,132	13,537
Other securities		1,319,123
		1,477,405

Materials 3.36%
Allegheny Technologies Inc.[1,3]	10,087,124	204,264
Other securities		1,272,729
		1,476,993

Other 3.79%
Other securities		1,665,434

Total common stocks (cost: $28,780,508,000)		40,045,467

Preferred securities 0.56%
Other 0.56%
Other securities		246,184

Total preferred securities (cost: $147,103,000)		246,184

SMALLCAP World Fund	7

Rights & warrants 0.00%	Shares	Value (000)
Other 0.00%
Other securities		$1,668

Total rights & warrants (cost: $0)		1,668

Convertible stocks 0.18%
Other 0.18%
Other securities		79,199

Total convertible stocks (cost: $89,833,000)		79,199

Convertible bonds 0.02%	Principal amount (000)
Energy 0.02%
Other securities		10,575

Total convertible bonds (cost: $16,126,000)		10,575

Bonds, notes & other debt instruments 0.03%
Other 0.03%
Other securities		12,300

Total bonds, notes & other debt instruments (cost: $17,846,000)		12,300

Short-term securities 9.34%	Shares
Money market investments 7.30%
Blackrock FedFund 1.86%[5,6]	200,000,000	200,000
Capital Group Central Cash Fund 2.07%[5]	27,158,505	2,715,579
Fidelity Institutional Money Market Funds - Government Portfolio 1.86%[5,6]	15,000,000	15,000
Goldman Sachs Financial Square Government Fund 1.84%[5,6]	250,000,000	250,000
Invesco - Short-term Investments Trust - Government & Agency Portfolio 1.83%[5,6]	13,087,608	13,088
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.85%[5,6]	15,000,000	15,000
		3,208,667

	Principal amount (000)
Other short-term securities 2.04%
Oversea-Chinese Banking Corp. Ltd. 2.06%–2.06% due 10/10/2019–10/11/2019[4]	$200,000	199,884
Québec (Province of) 2.00% due 12/11/2019[4]	200,000	199,219
Toronto-Dominion Bank 1.99% due 10/16/2019[4]	200,000	199,824
United Overseas Bank Ltd. 2.09%–2.09% due 11/12/2019–11/13/2019[4]	200,000	199,510
Other securities		99,944
		898,381

Total short-term securities (cost: $4,107,056,000)		4,107,048
Total investment securities 101.24% (cost: $33,158,472,000)		44,502,441
Other assets less liabilities (1.24)%		(547,042)

Net assets 100.00%		$43,955,399

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

8	SMALLCAP World Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Common stocks 19.54%
Information technology 4.52%
Network International Holdings PLC[1]	—	34,351,542	—	34,351,542	$—	$15,282	$—	$225,968
SimCorp AS	1,401,470	797,681	—	2,199,151	—	1,756	1,843	193,109
Net One Systems Co., Ltd.	—	5,194,958	—	5,194,958	—	24,822	1,757	139,958
Yext, Inc.[1]	7,625,428	1,970,846	935,000	8,661,274	5,813	(69,194)	—	137,628
Netcompany Group AS, non-registered shares[1]	2,631,826	943,087	375,000	3,199,913	1,981	12,247	—	127,624
Alarm.Com Holdings, Inc.[1]	3,249,000	—	728,300	2,520,700	16,219	(38,122)	—	117,565
Carel Industries SpA	7,370,849	450,000	—	7,820,849	—	26,352	889	115,760
Jenoptik AG	1,295,000	3,266,200	—	4,561,200	—	(43,256)	1,766	113,051
Douzone Bizon Co., Ltd.	1,636,408	378,650	—	2,015,058	—	1,371	657	110,174
CANCOM SE, non-registered shares	850,000	1,139,634	—	1,989,634	—	15,551	1,096	107,346
Bottomline Technologies, Inc.[1]	2,808,000	40,000	200,000	2,648,000	(1,332)	(91,604)	—	104,199
SUNeVision Holdings Ltd.	101,554,000	26,660,000	—	128,214,000	—	5,794	1,955	95,862
Fortnox AB	—	4,550,903	—	4,550,903	—	6,467	—	76,372
Megaport Ltd.[1]	7,476,000	3,297,000	—	10,773,000	—	36,190	—	66,096
Sansan, Inc.[1,2]	—	1,596,800	—	1,596,800	—	(10,616)	—	60,328
Bravura Solutions Ltd.	17,125,000	2,000,000	—	19,125,000	—	(9,197)	1,259	53,441
eMemory Technology Inc.[7]	5,992,000	—	1,967,666	4,024,334	(6,357)	8,656	1,040	42,488
Endurance International Group Holdings, Inc.[1]	6,992,277	2,715,122	—	9,707,399	—	(47,248)	—	36,403
Faraday Technology Corp.[7,8]	9,733,000	5,637,000	—	15,370,000	—	4,099	395	28,513
Accesso Technology Group PLC[1,2]	—	2,185,500	—	2,185,500	—	(519)	—	23,271
Humanica PCL	34,600,000	16,240,900	6,840,500	44,000,400	(96)	(3,122)	195	11,797
Acacia Communications, Inc.[1,9]	2,585,240	—	1,696,240	889,000	30,134	25,424	—	—
Datalex PLC[1,9]	6,106,000	—	6,106,000	—	(23,529)	10,562	—	—
Inphi Corp.[1,9]	2,532,699	428,000	1,693,667	1,267,032	42,651	2,383	—	—
MACOM Technology Solutions Holdings, Inc.[1,9]	925,000	4,623,525	2,693,000	2,855,525	(4,080)	19,605	—	—
SPS Commerce, Inc.[1,9]	1,159,000	—	1,159,000	—	35,919	(47,452)	—	—
Talend SA (ADR)[1,9]	2,216,455	216,800	2,351,755	81,500	12,842	(91,953)	—	—
								1,986,953

Health care 5.34%
Insulet Corp.[1]	3,633,423	1,108,896	286,300	4,456,019	14,528	279,163	—	734,931
Allakos Inc.[1,2]	3,142,848	717,111	—	3,859,959	—	124,463	—	303,509
GW Pharmaceuticals PLC (ADR)[1]	2,250,346	162,634	497,635	1,915,345	39,888	(163,918)	—	220,322
CONMED Corp.	1,920,000	469,300	130,838	2,258,462	(938)	37,526	1,671	217,151
Natera, Inc.[1]	3,215,580	2,055,000	500,000	4,770,580	198	32,243	—	156,475
iRhythm Technologies, Inc.[1]	1,571,200	34,000	148,750	1,456,450	6,510	(38,652)	—	107,937
Nakanishi Inc.	4,312,700	1,020,000	—	5,332,700	—	(25,857)	1,400	83,992
Cortexyme, Inc.[1,4,7]	—	1,560,515	—	1,560,515	—	23,126	—	38,126
Cortexyme, Inc.[1,2]	—	512,157	—	512,157	—	3,374	—	12,768
Metropolis Healthcare Ltd.[1]	—	2,809,350	—	2,809,350	—	13,870	—	50,456
CellaVision AB, non-registered shares	1,908,123	—	687,123	1,221,000	9,686	1,291	233	47,319
Corindus Vascular Robotics, Inc.[1]	—	21,745,432	10,872,716	10,872,716	—	31,535	—	46,535
Cansino Biologics Inc., Class H1,2	—	10,370,800	—	10,370,800	—	9,129	—	44,195

SMALLCAP World Fund	9

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Osstem Implant Co., Ltd.[1]	1,142,821	—	8,547	1,134,274	$(220)	$(9,944)	$—	$39,543
Revenio Group Oyj, non-registered shares[8]	803,464	910,356	—	1,713,820	—	4,916	417	36,239
Flexion Therapeutics, Inc.[1,2]	3,002,700	158,000	650,000	2,510,700	(5,092)	(8,369)	—	34,409
Autolus Therapeutics PLC (ADR)[1,2]	1,100,000	1,277,718	—	2,377,718	—	(32,242)	—	29,531
Cellectis SA (ADR)[1,8]	875,000	654,736	—	1,529,736	—	(21,605)	—	15,909
Cellectis SA, non-registered shares[1,2,8]	784,492	396,748	—	1,181,240	—	(17,643)	—	12,154
Diplomat Pharmacy, Inc.[1]	5,930,624	397,836	1,994,019	4,334,441	(38,202)	(45,530)	—	21,239
WIN-Partners Co., Ltd.	—	1,817,600	—	1,817,600	—	(783)	—	19,029
NuCana PLC (ADR)[1,2]	2,542,628	32,188	—	2,574,816	—	(44,911)	—	18,642
Xenon Pharmaceuticals Inc.[1]	1,900,900	118,326	—	2,019,226	—	(7,874)	—	18,193
Clovis Oncology, Inc.[1,2]	652,000	2,910,000	—	3,562,000	—	(47,186)	—	13,999
Neuronetics, Inc.[1,8]	474,644	989,656	—	1,464,300	—	(23,145)	—	12,168
Adaptimmune Therapeutics PLC (ADR)[1,2]	7,186,700	233,000	—	7,419,700	—	(87,119)	—	11,204
Neovasc Inc.[1]	1,346,592	3,757,798	4,526,533	577,857	(26,124)	765	—	2,219
Neovasc Inc. (CAD denominated)[1]	62,946	—	62,946	—	—	21,860	—	—
CryoLife, Inc.[1,9]	2,157,251	679,600	1,710,947	1,125,904	12,480	(26,606)	—	—
Evolent Health, Inc., Class A1,9	4,505,000	—	4,505,000	—	(8,464)	(65,873)	—	—
Fleury SA, ordinary nominative[9]	16,147,000	1,171,000	3,625,000	13,693,000	(6,702)	22,032	3,756	—
Glaukos Corp.[1,9]	2,820,000	—	1,669,678	1,150,322	60,192	(55,554)	—	—
Molina Healthcare, Inc.[1,9]	4,022,587	—	1,180,590	2,841,997	97,929	(224,066)	—	—
Pacific Biosciences of California, Inc.[1,9]	8,843,303	—	8,843,303	—	39,261	(21,939)	—	—
								2,348,194

Industrials 3.78%
IMCD NV	1,507,000	1,825,269	—	3,332,269	—	(15,413)	1,860	246,432
VARTA AG, non-registered shares[1]	2,157,755	1,169,013	833,272	2,493,496	31,856	157,451	—	245,960
BELIMO Holding AG	23,830	9,493	—	33,323	—	17,240	2,616	183,301
Rexnord Corp.[1]	5,005,000	703,000	—	5,708,000	—	(17,572)	—	154,401
Bravida Holding AB	16,173,198	—	—	16,173,198	—	9,205	3,398	141,868
Diploma PLC[8]	3,179,994	2,496,006	—	5,676,000	—	12,584	1,335	116,060
TechnoPro Holdings, Inc.	1,523,500	350,100	—	1,873,600	—	(2,973)	2,135	110,900
Continental Building Products, Inc.[1]	3,080,700	—	300,000	2,780,700	3,893	(33,898)	—	75,885
Bingo Industries Ltd.[2]	—	37,574,800	—	37,574,800	—	4,119	465	56,048
Barrett Business Services, Inc.	580,000	300,000	290,000	590,000	421	8,113	604	52,404
Coor Service Management Holding AB	4,502,788	1,375,842	—	5,878,630	—	4,899	2,455	50,879
Avon Rubber PLC	2,248,000	233,863	—	2,481,863	—	9,042	530	50,717
Tsubaki Nakashima Co., Ltd.	2,821,800	892,500	794,200	2,920,100	(3,689)	(15,068)	2,118	43,670
Instalco AB	2,934,000	897,789	—	3,831,789	—	8,569	598	39,314
Trust Tech Inc.	622,000	2,254,200	—	2,876,200	—	(14,096)	837	34,421
Greaves Cotton Ltd.	15,200,000	1,000,000	—	16,200,000	—	3,847	916	33,386
Alfen NV1,2	1,275,000	—	—	1,275,000	—	(1,416)	—	17,844
J. Kumar Infraprojects Ltd.	4,450,500	—	—	4,450,500	—	(4,333)	141	8,142
Advanced Disposal Services, Inc.[1,9]	4,710,502	75,000	4,590,502	195,000	40,263	(16,350)	—	—
Fluence Corp. Ltd.[1,9]	14,826,347	14,290,437	29,116,784	—	(6,545)	5,440	—	—
KeyW Holding Corp.[1,9]	2,536,400	—	2,536,400	—	(3,120)	7,757	—	—
King Slide Works Co., Ltd.[7,9]	7,190,765	—	5,700,765	1,490,000	(7,034)	(7,774)	450	—
Kratos Defense & Security Solutions, Inc.[1,9]	8,262,000	—	5,812,200	2,449,800	23,837	(13,299)	—	—
R.R. Donnelley & Sons Co.[9]	5,631,489	—	5,631,489	—	(27,190)	19,168	365	—

10	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
va-Q-tec AG1,7,9	781,221	—	781,221	—	$(6,779)	$5,709	$—	$—
XP Power Ltd.[9]	1,295,000	—	780,000	515,000	302	(13,349)	729	—
								1,661,632

Consumer discretionary 2.37%
frontdoor, inc.[1,8]	112,000	5,192,000	925,000	4,379,000	(15,727)	65,089	—	212,688
TopBuild Corp.[1]	1,682,000	101,600	—	1,783,600	—	70,073	—	171,993
Trainline PLC[1]	—	33,352,068	—	33,352,068	—	7,304	—	171,824
Luckin Coffee Inc., Class A (ADR)[1,2]	—	4,835,924	—	4,835,924	—	(3,930)	—	91,883
Domino’s Pizza Group PLC	22,017,815	5,290,000	—	27,307,815	—	(12,105)	3,367	85,586
zooplus AG, non-registered shares[1,2]	560,634	238,212	293,158	505,688	4,732	(36,777)	—	60,188
Party City Holdco Inc.[1,2]	—	7,489,459	—	7,489,459	—	(32,601)	—	42,765
Delta Corp. Ltd.	21,407,238	—	7,385,000	14,022,238	(20,929)	10,135	349	33,419
Shop Apotheke Europe NV, non-registered shares[1]	572,857	232,000	—	804,857	—	(7,000)	—	31,274
Del Taco Restaurants, Inc.[1]	—	2,939,200	—	2,939,200	—	(3,646)	—	30,053
Lands’ End, Inc.[1]	2,061,232	138,768	—	2,200,000	—	(13,131)	—	24,959
Beazer Homes USA, Inc.[1,8]	1,659,813	—	—	1,659,813	—	7,303	—	24,731
MIPS AB	1,396,751	—	—	1,396,751	—	6,565	362	23,695
Hoteles City Express, SAB de CV1	—	24,121,157	2,084,009	22,037,148	(372)	(6,071)	—	19,018
Tile Shop Holdings, Inc.	3,158,000	—	—	3,158,000	—	(12,506)	632	10,074
Hostelworld Group PLC	7,645,662	—	1,126,899	6,518,763	(1,675)	(9,673)	1,126	9,105
BNN Technology PLC[1,7,10]	19,007,000	—	—	19,007,000	—	(7,751)	—	1,019
At Home Group Inc.[1,9]	3,878,873	715,000	4,593,873	—	(70,019)	(30,920)	—	—
Evolution Gaming Group AB9	2,652,021	10,835,349	4,549,410	8,937,960	58,951	18,942	3,786	—
Garrett Motion Inc.[1,9]	—	5,615,000	5,615,000	—	(19,626)	—	—	—
Maisons du Monde SA9	2,374,914	—	2,374,914	—	(35,684)	16,486	—	—
Nien Made Enterprise Co., Ltd.[7,9]	13,493,000	1,722,000	8,460,000	6,755,000	(27,448)	26,177	2,170	—
Quotient Technology Inc.[1,9]	5,311,667	—	5,311,667	—	(11,083)	(20,346)	—	—
Seria Co., Ltd.[9]	4,138,791	88,100	4,226,891	—	(15,914)	(8,235)	842	—
Sleep Country Canada Holdings Inc.[9]	3,011,968	—	3,011,968	—	6,809	(23,564)	289	—
Strategic Education, Inc.[9]	1,068,970	222,750	427,720	864,000	37,586	(16,356)	2,258	—
MakeMyTrip Ltd., non-registered shares[1,9]	3,684,051	143,601	3,190,052	637,600	(16,537)	7,744	—	—
Tailored Brands, Inc.[9]	3,981,850	—	3,981,850	—	(33,057)	(24,803)	976	—
Taiwan Paiho Ltd.[9]	20,561,000	—	20,561,000	—	(16,803)	13,111	—	—
Takeaway.com NV1,9	1,622,100	1,717,500	300,900	3,038,700	3,088	47,318	—	—
								1,044,274
Financials 0.77%
Cannae Holdings, Inc.[1]	4,895,000	242,578	—	5,137,578	—	33,671	—	141,129
Seacoast Banking Corp. of Florida[1]	—	3,031,901	—	3,031,901	—	(4,218)	—	76,737
Trupanion, Inc.[1,2]	2,640,200	48,894	—	2,689,094	—	(27,408)	—	68,357
HUB24 Ltd.[2]	4,298,000	79,158	—	4,377,158	—	(3,027)	140	37,195
Greenhill & Co., Inc.	1,169,700	—	—	1,169,700	—	(15,475)	234	15,346
Bharat Financial Inclusion Ltd.[1,9]	2,410,000	5,914,779	8,324,779	—	— [11]	(3,758)	—	—
CenterState Bank Corp.[9]	6,069,250	323,800	3,160,317	3,232,733	(14,788)	(14,362)	1,512	—
GoldMoney Inc.[1,9]	4,931,100	—	4,931,100	—	(8,762)	5,361	—	—
M&A Capital Partners Co., Ltd.[1,9]	1,133,400	—	1,133,400	—	(11,967)	(13,439)	—	—
NMI Holdings, Inc.[1,9]	5,036,127	—	3,523,127	1,513,000	49,314	(27,874)	—	—
Third Point Reinsurance Ltd.[1,9]	6,147,821	—	6,147,821	—	(12,376)	(2,179)	—	—
								338,764

SMALLCAP World Fund	11

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Consumer staples 0.92%
Emmi AG	311,300	5,772	—	317,072	$—	$21,548	$2,794	$258,601
TCI Co., Ltd.[7]	—	6,635,058	—	6,635,058	—	(7,799)	772	66,608
Primo Water Corp.[1]	—	3,123,557	—	3,123,557	—	(6,846)	—	38,357
CCL Products (India) Ltd.	10,642,173	—	—	10,642,173	—	(980)	540	35,935
R.E.A. Holdings PLC[1]	2,162,000	—	—	2,162,000	—	(3,909)	—	4,094
Ariake Japan Co., Ltd.[9]	1,754,000	74,200	1,828,200	—	12,831	(79,136)	—	—
Simply Good Foods Co., Class A1,9	4,420,000	—	1,632,000	2,788,000	17,720	13,938	—	—
								403,595
Communication services 0.43%
Iridium Communications Inc.[1]	7,666,388	161,544	1,026,000	6,801,932	16,718	(20,177)	—	144,745
Iridium Communications Inc.[1,4]	636,132	—	—	636,132	—	(776)	—	13,537
Kamakura Shinsho, Ltd.[2]	—	2,135,000	—	2,135,000	—	587	—	29,224
Care.com, Inc.[1,9]	1,642,963	900,037	2,543,000	—	(16,666)	(4,336)	—	—
Entertainment One Ltd.[9]	21,220,339	2,982,661	8,621,500	15,581,500	21,177	8,961	360	—
Zegona Communications PLC[9]	7,911,786	980,781	5,592,263	3,300,304	(4,765)	3,933	257	—
								187,506
Materials 0.77%
Allegheny Technologies Inc.[1]	6,615,300	5,082,524	1,610,700	10,087,124	(5,176)	(71,880)	—	204,264
Loma Negra Compania Industrial Argentina SA (ADR)[1,8]	577,695	7,856,003	1,323,198	7,110,500	(10,438)	(38,689)	—	40,885
JCU Corp.	—	1,687,000	—	1,687,000	—	3,166	368	33,951
Navin Fluorine International Ltd.	3,202,000	—	—	3,202,000	—	2,661	352	33,148
Excelsior Mining Corp.[1,2]	12,868,000	—	—	12,868,000	—	933	—	10,198
Nevada Copper Corp.[1]	48,480,000	20,890,000	22,280,000	47,090,000	(3,803)	(7,748)	—	8,175
Mayur Uniquoters Ltd.	3,660,000	—	1,257,066	2,402,934	(5,827)	(1,004)	161	7,192
Bacanora Lithium PLC[1,9]	8,573,925	—	8,573,925	—	(6,963)	5,687	—	—
BlueJay Mining PLC[1,9]	45,009,091	—	45,009,091	—	(3,172)	1,294	—	—
Danakali Ltd.[1,9]	16,700,000	—	16,700,000	—	(496)	(2,688)	—	—
Hummingbird Resources PLC[1,9]	27,459,300	—	27,459,300	—	(2,676)	(97)	—	—
Kenmare Resources PLC[1,9]	7,124,863	—	7,124,863	—	(31,730)	26,914	—	—
Scapa Group PLC[9]	12,183,326	170,000	12,353,326	—	(20,503)	(22,825)	123	—
Sirius Minerals PLC[1,2,9]	247,367,560	212,205,000	263,290,365	196,282,195	(15,477)	(65,219)	—	—
								337,813
Real estate 0.50%
WHA Corp. PCL	1,106,071,920	—	354,751,720	751,320,200	14,263	971	2,045	116,929
Altus Group Ltd.	—	3,014,100	—	3,014,100	—	16,954	505	90,888
Foxtons Group PLC[1]	17,881,785	—	—	17,881,785	—	(1,406)	—	10,993
MGM Growth Properties LLC REIT, Class A9	4,017,887	—	1,677,887	2,340,000	4,887	(3,743)	3,052	—
Purplebricks Group PLC[1,9]	17,905,676	—	17,905,676	—	(9,102)	2,927	—	—
								218,810
Energy 0.14%
NuVista Energy Ltd.[1]	—	15,965,000	—	15,965,000	—	(24,744)	—	29,885
Nine Energy Service, Inc.[1]	1,504,000	949,000	—	2,453,000	—	(52,909)	—	15,135
Savannah Petroleum PLC[1]	65,357,000	8,100,000	21,296,821	52,160,179	(6,873)	(855)	—	14,751
BNK Petroleum Inc.[1,9]	12,804,914	—	12,804,914	—	(15,654)	13,635	—	—
Independence Contract Drilling, Inc.[1,9]	2,908,057	—	2,908,057	—	(1,250)	(4,134)	—	—
Lekoil Ltd. (CDI)[1,9]	42,922,391	—	42,922,391	—	(19,750)	13,228	—	—
PetroTal Corp.[1,9]	34,775,000	—	34,775,000	—	10	(1,577)	—	—

12	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Providence Resources PLC[1,9]	35,235,000	—	35,235,000	—	$102	$(2,183)	$—	$—
San Leon Energy PLC[1,9]	32,348,000	—	32,348,000	—	(17,713)	21,025	—	—
								59,771
Utilities 0.00%
Mytrah Energy Ltd.[1,7,10]	10,418,000	—	—	10,418,000	—	(5,097)	—	128
Total common stocks								8,587,440
Preferred securities 0.09%
Consumer discretionary 0.09%
Made.com Design Ltd., Series C-4, preferred shares[1,7,10,12]	2,067,967	—	—	2,067,967	—	(2,040)	—	39,793
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00%, preferred shares	96,000	—	—	96,000	—	(47)	6	85
Total preferred securities								39,878
Rights & warrants 0.00%
Health care 0.00%
Neovasc Inc., Class A, warrants, expire 2022[1]	28,290	—	28,290	—	—	—	—	—
Energy 0.00%
Savannah Petroleum PLC, warrants, expire 2019[1]	21,698,000	—	21,698,000	—	—	(523)	—	—
Total rights & warrants								—
Convertible stocks 0.05%
Information technology 0.05%
RealSelf, Inc., Series C, convertible preferred[1,7,10,12]	3,468,862	—	—	3,468,862	—	4,856	—	24,317
Health care 0.00%
Cortexyme, Inc., Series B, 8.00% noncumulative convertible preferred[1,7]	4,244,602	—	4,244,602	—	—	—	—	—
Total convertible stocks								24,317
Total 19.68%					$68,697	$(797,668)	$71,259	$8,651,635

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $902,919,000, which represented 2.05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,026,191,000, which represented 2.33% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 9/30/2019.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Other securities,” was $838,998,000, which represented 1.91% of the net assets of the fund.
[8]	This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2018; it was not publicly disclosed.
[9]	Unaffiliated issuer at 9/30/2019.
[10]	Value determined using significant unobservable inputs.
[11]	Amount less than one thousand.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.

SMALLCAP World Fund	13

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Made.com Design Ltd., Series C-4, preferred shares	3/2/2018	$41,328	$39,793	.09%
RealSelf, Inc., Series C, convertible preferred	4/18/2018	19,000	24,317	.06
Other private placement securities	12/3/2013-9/11/2019	204,070	200,904	.45
Total private placement securities		$264,398	$265,014	.60%

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

ISK = Icelandic kronor

See notes to financial statements.

14	SMALLCAP World Fund

Financial statements

Statement of assets and liabilities at September 30, 2019
(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $26,238,716)	$35,850,806
Affiliated issuers (cost: $6,919,756)	8,651,635	$44,502,441
Cash		6,267
Cash denominated in currencies other than U.S. dollars (cost: $45,648)		45,642
Receivables for:
Sales of investments	19,372
Sales of fund’s shares	50,607
Dividends and interest	34,460
Securities lending income	4,634
Other	1,875	110,948
		44,665,298
Liabilities:
Collateral for securities on loan		493,088
Payables for:
Purchases of investments	107,593
Repurchases of fund’s shares	32,879
Investment advisory services	22,492
Services provided by related parties	9,359
Directors’ deferred compensation	4,558
Non-U.S. taxes	38,852
Other	1,078	216,811
Net assets at September 30, 2019		$43,955,399

Net assets consist of:
Capital paid in on shares of capital stock		$31,056,591
Total distributable earnings		12,898,808
Net assets at September 30, 2019		$43,955,399

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (795,202 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share

Class A	$23,203,080	420,025		$55.24
Class C	673,335	14,199		47.42
Class T	11	—	*	55.54
Class F-1	703,021	12,896		54.51
Class F-2	4,908,565	87,247		56.26
Class F-3	2,152,571	38,579		55.80
Class 529-A	1,337,447	24,536		54.51
Class 529-C	184,614	3,818		48.35
Class 529-E	57,955	1,100		52.68
Class 529-T	13	—	*	55.49
Class 529-F-1	146,449	2,643		55.41
Class R-1	24,162	492		49.08
Class R-2	542,564	11,044		49.12
Class R-2E	28,505	525		54.34
Class R-3	756,791	14,404		52.54
Class R-4	790,721	14,434		54.78
Class R-5E	38,938	702		55.44
Class R-5	376,015	6,579		57.16
Class R-6	8,030,642	141,979		56.56

*	Amount less than one thousand.

See notes to financial statements.

SMALLCAP World Fund	15

Statement of operations for the year ended September 30, 2019
(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $23,383; also includes $71,259 from affiliates)	$404,699
Interest (net of non-U.S. taxes of $34)	48,516
Securities lending income (net of fees)	31,866	$485,081
Fees and expenses*:
Investment advisory services	259,375
Distribution services	82,306
Transfer agent services	46,980
Administrative services	12,152
Reports to shareholders	1,981
Registration statement and prospectus	2,905
Directors’ compensation	496
Auditing and legal	161
Custodian	4,864
State and local taxes	1
Other	2,268
Total fees and expenses before reimbursements	413,489
Less transfer agent services reimbursements	50
Total fees and expenses after reimbursements		413,439
Net investment income		71,642

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $4,139):
Unaffiliated issuers	1,608,557
Affiliated issuers	68,697
Forward currency contracts	(544)
Currency transactions	(3,028)	1,673,682
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $37,805):
Unaffiliated issuers	(1,531,666)
Affiliated issuers	(797,668)
Forward currency contracts	923
Currency translations	(791)	(2,329,202)
Net realized gain and unrealized depreciation		(655,520)

Net decrease in net assets resulting from operations		$(583,878)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

16	SMALLCAP World Fund

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30,
	2019	2018
Operations:
Net investment income	$71,642	$46,991
Net realized gain	1,673,682	2,346,244
Net unrealized (depreciation) appreciation	(2,329,202)	2,561,220
Net (decrease) increase in net assets resulting from operations	(583,878)	4,954,455

Distributions paid to shareholders	(2,434,865)	(1,678,270)

Net capital share transactions	3,097,094	3,711,671

Total increase in net assets	78,351	6,987,856

Net assets:
Beginning of year	43,877,048	36,889,192
End of year	$43,955,399	$43,877,048

See notes to financial statements.

SMALLCAP World Fund	17

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

18	SMALLCAP World Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

SMALLCAP World Fund	19

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$8,641,136	$186,415	$5,891	$8,833,442
Health care	7,347,962	38,126	74,276	7,460,364
Industrials	6,622,731	35,412	—	6,658,143
Consumer discretionary	6,461,222	176,787	1,019	6,639,028
Financials	4,002,910	68,865	—	4,071,775
Consumer staples	1,696,275	66,608	—	1,762,883
Communication services	1,477,405	—	—	1,477,405
Materials	1,476,369	—	624	1,476,993
Other	1,643,258	—	22,176	1,665,434
Preferred securities	163,212	—	82,972	246,184
Rights & warrants	1,040	—	628	1,668
Convertible stocks	—	—	79,199	79,199
Convertible bonds	—	10,575	—	10,575
Bonds, notes & other debt instruments	—	12,300	—	12,300
Short-term securities	3,208,667	898,381	—	4,107,048
Total	$42,742,187	$1,493,469	$266,785	$44,502,441

20	SMALLCAP World Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

SMALLCAP World Fund	21

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of September 30, 2019, the total value of securities on loan was $902,919,000, and the total value of collateral received was $945,748,000. Investment securities purchased from cash collateral of $493,088,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of September 30, 2019, the fund’s maximum exposure of unfunded bond commitments was $4,347,000, which would represent less than .01% of the net assets of the fund should such commitments become due.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of September 30, 2019, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $48,366,000.

22	SMALLCAP World Fund

The following table identifies the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2019 (dollars in thousands):

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(544)	Net unrealized appreciation on forward currency contracts	$923

Collateral — The fund participates in a collateral program due to securities lending and its use of forward currency contracts. For securities lending, the fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s summary investment portfolio. For forward currency contracts, the program calls for the fund to either receive or pledge highly liquid assets as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2019, the fund reclassified $78,272,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

SMALLCAP World Fund	23

As of September 30, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,982,489
Post-October capital loss deferral*	(379,326)
Gross unrealized appreciation on investments	13,671,634
Gross unrealized depreciation on investments	(2,335,494)
Net unrealized appreciation on investments	11,336,140
Cost of investments	33,166,301

*	This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from long-term capital gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2019	2018
Class A	$1,312,888	$958,172
Class C	48,829	39,880
Class T	1	1
Class F-1	41,462	34,715
Class F-2	255,099	135,936
Class F-3	101,976	59,643
Class 529-A	78,608	57,869
Class 529-C	13,747	11,429
Class 529-E	3,645	2,707
Class 529-T	1	1
Class 529-F-1	8,185	5,141
Class R-1	1,729	1,387
Class R-2	36,397	29,788
Class R-2E	1,360	810
Class R-3	47,684	38,410
Class R-4	48,314	38,552
Class R-5E	1,677	546
Class R-5	22,369	14,962
Class R-6	410,894	248,321
Total	$2,434,865	$1,678,270

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.592% on such assets in excess of $34 billion. On August 30, 2018, the fund’s board of directors approved an amended investment advisory and service agreement effective December 1, 2018, decreasing the annual rate to 0.589% on daily net assets in excess of $44 billion. For the year ended September 30, 2019, the investment advisory services fee was $259,375,000, which was equivalent to an annualized rate of 0.616% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

24	SMALLCAP World Fund

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of directors authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

SMALLCAP World Fund	25

For the year ended September 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$57,978	$32,848		$3,452		Not applicable
Class C	6,926	1,024		316		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,752	1,175		316		Not applicable
Class F-2	Not applicable	5,000		2,036		Not applicable
Class F-3	Not applicable	306		847		Not applicable
Class 529-A	3,061	1,756		595		$874
Class 529-C	1,928	264		89		130
Class 529-E	292	36		26		39
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	184		63		93
Class R-1	257	33		11		Not applicable
Class R-2	4,119	1,956		247		Not applicable
Class R-2E	151	54		11		Not applicable
Class R-3	3,826	1,206		344		Not applicable
Class R-4	2,016	842		363		Not applicable
Class R-5E	Not applicable	45		13		Not applicable
Class R-5	Not applicable	209		172		Not applicable
Class R-6	Not applicable	42		3,251		Not applicable
Total class-specific expenses	$82,306	$46,980		$12,152		$1,136

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $496,000 in the fund’s statement of operations reflects $506,000 in current fees (either paid in cash or deferred) and a net decrease of $10,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $289,047,000 and $932,838,000, respectively, which generated $130,201,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2019.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment

26	SMALLCAP World Fund

fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2019.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2019

Class A	$2,210,172	41,086	$1,295,479	29,112		$(2,802,018)	(52,309)	$703,633	17,889
Class C	83,003	1,786	48,619	1,265		(194,247)	(4,184)	(62,625)	(1,133)
Class T	—	—	—	—		—	—	—	—
Class F-1	131,775	2,486	41,002	933		(183,796)	(3,464)	(11,019)	(45)
Class F-2	1,677,011	30,466	247,799	5,478		(1,178,290)	(21,714)	746,520	14,230
Class F-3	697,343	12,871	99,562	2,221		(389,445)	(7,176)	407,460	7,916
Class 529-A	145,986	2,749	78,590	1,789		(216,308)	(4,052)	8,268	486
Class 529-C	20,384	430	13,744	351		(59,717)	(1,259)	(25,589)	(478)
Class 529-E	5,289	102	3,643	86		(10,326)	(201)	(1,394)	(13)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	34,950	643	8,167	183		(24,157)	(449)	18,960	377
Class R-1	3,828	80	1,728	43		(8,597)	(177)	(3,041)	(54)
Class R-2	104,191	2,172	36,387	914		(165,221)	(3,426)	(24,643)	(340)
Class R-2E	11,018	205	1,360	31		(5,877)	(110)	6,501	126
Class R-3	143,974	2,805	47,647	1,123		(221,232)	(4,315)	(29,611)	(387)
Class R-4	119,255	2,231	48,251	1,094		(207,111)	(3,874)	(39,605)	(549)
Class R-5E	31,748	583	1,676	38		(19,103)	(377)	14,321	244
Class R-5	45,772	826	22,355	487		(98,305)	(1,767)	(30,178)	(454)
Class R-6	1,571,194	28,468	410,894	9,043		(562,953)	(10,340)	1,419,135	27,171
Total net increase (decrease)	$7,036,893	129,989	$2,406,904	54,191		$(6,346,703)	(119,194)	$3,097,094	64,986

Year ended September 30, 2018

Class A	$2,648,854	45,761	$943,781	17,036		$(2,611,319)	(45,260)	$981,316	17,537
Class C	124,431	2,448	39,653	813		(221,176)	(4,360)	(57,092)	(1,099)
Class T	—	—	—	—		—	—	—	—
Class F-1	193,896	3,389	34,362	627		(315,286)	(5,478)	(87,028)	(1,462)
Class F-2	1,785,354	30,344	131,832	2,350		(652,645)	(11,141)	1,264,541	21,553
Class F-3	746,957	12,889	58,070	1,045		(301,309)	(5,178)	503,718	8,756
Class 529-A	245,127	4,301	57,829	1,056		(174,163)	(3,039)	128,793	2,318
Class 529-C	27,941	540	11,426	230		(141,138)	(2,728)	(101,771)	(1,958)
Class 529-E	6,922	125	2,705	51		(9,233)	(166)	394	10
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	29,924	517	5,129	92		(21,261)	(368)	13,792	241
Class R-1	5,558	105	1,387	28		(9,278)	(177)	(2,333)	(44)
Class R-2	127,612	2,431	29,747	591		(208,083)	(3,991)	(50,724)	(969)
Class R-2E	11,863	209	810	15		(6,222)	(109)	6,451	115
Class R-3	179,101	3,246	38,386	722		(273,503)	(4,954)	(56,016)	(986)
Class R-4	171,216	2,998	38,492	700		(250,946)	(4,399)	(41,238)	(701)
Class R-5E	16,357	284	545	10		(2,662)	(46)	14,240	248
Class R-5	147,243	2,497	14,957	263		(186,528)	(3,176)	(24,328)	(416)
Class R-6	1,339,754	22,944	248,310	4,411		(369,109)	(6,319)	1,218,955	21,036
Total net increase (decrease)	$7,808,110	135,028	$1,657,422	30,040		$(5,753,861)	(100,889)	$3,711,671	64,179

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $16,636,351,000 and $14,938,545,000, respectively, during the year ended September 30, 2019.

SMALLCAP World Fund	27

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2019	$60.19	$.05	$(1.69)	$(1.64)	$—	$(3.31)	$(3.31)	$55.24	(1.37)%	$23,203		1.06%		1.06%		.09%
9/30/2018	55.60	.04	7.05	7.09	—	(2.50)	(2.50)	60.19	13.13	24,203		1.04		1.04		.06
9/30/2017	47.24	.07	8.45	8.52	(.16)	—	(.16)	55.60	18.11	21,383		1.07		1.07		.14
9/30/2016	45.04	.04	4.99	5.03	—	(2.83)	(2.83)	47.24	11.72	18,762		1.10		1.10		.08
9/30/2015	48.66	.04	1.09	1.13	—	(4.75)	(4.75)	45.04	2.25	16,882		1.07		1.07		.08
Class C:
9/30/2019	52.63	(.32)	(1.58)	(1.90)	—	(3.31)	(3.31)	47.42	(2.13)	673		1.82		1.82		(.68)
9/30/2018	49.30	(.38)	6.21	5.83	—	(2.50)	(2.50)	52.63	12.23	807		1.83		1.83		(.74)
9/30/2017	42.08	(.29)	7.51	7.22	—	—	—	49.30	17.16	810		1.87		1.87		(.66)
9/30/2016	40.73	(.29)	4.47	4.18	—	(2.83)	(2.83)	42.08	10.82	824		1.90		1.90		(.73)
9/30/2015	44.77	(.32)	1.03	.71	—	(4.75)	(4.75)	40.73	1.45	847		1.87		1.87		(.73)
Class T:
9/30/2019	60.35	.18	(1.68)	(1.50)	—	(3.31)	(3.31)	55.54	(1.14)[5]	—	[6]	.82	[5]	.82	[5]	.33	[5]
9/30/2018	55.64	.15	7.06	7.21	—	(2.50)	(2.50)	60.35	13.36 [5]	—	[6]	.85	[5]	.85	[5]	.25	[5]
9/30/2017[7,8]	49.61	.13	5.90	6.03	—	—	—	55.64	12.15 [5,9]	—	[6]	.42	[5,9]	.42	[5,9]	.25	[5,9]
Class F-1:
9/30/2019	59.47	.03	(1.68)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	703		1.10		1.10		.05
9/30/2018	55.00	— [10]	6.97	6.97	—	(2.50)	(2.50)	59.47	13.06	770		1.09		1.09		.01
9/30/2017	46.74	.05	8.36	8.41	(.15)	—	(.15)	55.00	18.06	792		1.10		1.10		.11
9/30/2016	44.60	.03	4.94	4.97	—	(2.83)	(2.83)	46.74	11.69	718		1.11		1.11		.07
9/30/2015	48.23	.04	1.08	1.12	—	(4.75)	(4.75)	44.60	2.25	662		1.07		1.07		.08
Class F-2:
9/30/2019	61.07	.20	(1.70)	(1.50)	—	(3.31)	(3.31)	56.26	(1.12)	4,909		.80		.80		.36
9/30/2018	56.24	.20	7.13	7.33	—	(2.50)	(2.50)	61.07	13.41	4,459		.78		.78		.34
9/30/2017	47.80	.19	8.54	8.73	(.29)	—	(.29)	56.24	18.40	2,894		.82		.82		.38
9/30/2016	45.42	.16	5.05	5.21	—	(2.83)	(2.83)	47.80	12.03	2,118		.82		.82		.36
9/30/2015	48.92	.17	1.08	1.25	—	(4.75)	(4.75)	45.42	2.50	1,487		.82		.82		.35
Class F-3:
9/30/2019	60.54	.25	(1.68)	(1.43)	—	(3.31)	(3.31)	55.80	(1.02)	2,153		.70		.70		.46
9/30/2018	55.74	.24	7.06	7.30	—	(2.50)	(2.50)	60.54	13.49	1,856		.71		.71		.41
9/30/2017[7,11]	47.93	.25	7.56	7.81	—	—	—	55.74	16.30 [9]	1,221		.71	[12]	.71	[12]	.70	[12]
Class 529-A:
9/30/2019	59.47	.02	(1.67)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	1,337		1.12		1.12		.03
9/30/2018	55.01	— [10]	6.96	6.96	—	(2.50)	(2.50)	59.47	13.05	1,430		1.11		1.11		—	[13]
9/30/2017	46.74	.04	8.36	8.40	(.13)	—	(.13)	55.01	18.03	1,195		1.13		1.13		.08
9/30/2016	44.63	— [10]	4.94	4.94	—	(2.83)	(2.83)	46.74	11.64	1,024		1.17		1.17		—	[13]
9/30/2015	48.29	—	1.09	1.09	—	(4.75)	(4.75)	44.63	2.16	943		1.15		1.15		—

28	SMALLCAP World Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2019	$53.60	$(.34)	$(1.60)	$(1.94)	$—	$(3.31)	$(3.31)	$48.35	(2.17)%	$185		1.86%		1.86%		(.72)%
9/30/2018	50.18	(.42)	6.34	5.92	—	(2.50)	(2.50)	53.60	12.19	230		1.88		1.88		(.81)
9/30/2017	42.85	(.32)	7.65	7.33	—	—	—	50.18	17.11	314		1.91		1.91		(.70)
9/30/2016	41.45	(.31)	4.54	4.23	—	(2.83)	(2.83)	42.85	10.78	286		1.96		1.96		(.78)
9/30/2015	45.50	(.35)	1.05	.70	—	(4.75)	(4.75)	41.45	1.37	274		1.93		1.93		(.78)
Class 529-E:
9/30/2019	57.73	(.09)	(1.65)	(1.74)	—	(3.31)	(3.31)	52.68	(1.64)	58		1.31		1.31		(.17)
9/30/2018	53.57	(.12)	6.78	6.66	—	(2.50)	(2.50)	57.73	12.82	64		1.32		1.32		(.22)
9/30/2017	45.53	(.06)	8.14	8.08	(.04)	—	(.04)	53.57	17.77	59		1.35		1.35		(.13)
9/30/2016	43.63	(.09)	4.82	4.73	—	(2.83)	(2.83)	45.53	11.39	53		1.38		1.38		(.21)
9/30/2015	47.41	(.11)	1.08	.97	—	(4.75)	(4.75)	43.63	1.95	49		1.38		1.38		(.23)
Class 529-T:
9/30/2019	60.32	.15	(1.67)	(1.52)	—	(3.31)	(3.31)	55.49	(1.17)[5]	—	[6]	.87	[5]	.87	[5]	.28 [5]
9/30/2018	55.63	.13	7.06	7.19	—	(2.50)	(2.50)	60.32	13.30 [5]	—	[6]	.88	[5]	.88	[5]	.22 [5]
9/30/2017[7,8]	49.61	.12	5.90	6.02	—	—	—	55.63	12.13 [5,9]	—	[6]	.45	[5,9]	.45	[5,9]	.22 [5,9]
Class 529-F-1:
9/30/2019	60.26	.15	(1.69)	(1.54)	—	(3.31)	(3.31)	55.41	(1.22)	146		.88		.88		.27
9/30/2018	55.58	.13	7.05	7.18	—	(2.50)	(2.50)	60.26	13.31	136		.89		.89		.22
9/30/2017	47.23	.15	8.43	8.58	(.23)	—	(.23)	55.58	18.26	113		.92		.92		.30
9/30/2016	44.98	.09	4.99	5.08	—	(2.83)	(2.83)	47.23	11.85	90		.96		.96		.22
9/30/2015	48.53	.11	1.09	1.20	—	(4.75)	(4.75)	44.98	2.42	83		.93		.93		.22
Class R-1:
9/30/2019	54.32	(.33)	(1.60)	(1.93)	—	(3.31)	(3.31)	49.08	(2.12)	24		1.82		1.82		(.68)
9/30/2018	50.79	(.38)	6.41	6.03	—	(2.50)	(2.50)	54.32	12.26	30		1.81		1.81		(.72)
9/30/2017	43.34	(.29)	7.74	7.45	—	—	—	50.79	17.19	30		1.83		1.83		(.63)
9/30/2016	41.85	(.28)	4.60	4.32	—	(2.83)	(2.83)	43.34	10.89	33		1.85		1.85		(.68)
9/30/2015	45.85	(.31)	1.06	.75	—	(4.75)	(4.75)	41.85	1.48	36		1.82		1.82		(.68)
Class R-2:
9/30/2019	54.36	(.31)	(1.62)	(1.93)	—	(3.31)	(3.31)	49.12	(2.12)	542		1.79		1.79		(.65)
9/30/2018	50.82	(.37)	6.41	6.04	—	(2.50)	(2.50)	54.36	12.28	619		1.79		1.79		(.70)
9/30/2017	43.35	(.27)	7.74	7.47	—	—	—	50.82	17.23	628		1.80		1.80		(.60)
9/30/2016	41.85	(.27)	4.60	4.33	—	(2.83)	(2.83)	43.35	10.89	616		1.84		1.84		(.67)
9/30/2015	45.84	(.29)	1.05	.76	—	(4.75)	(4.75)	41.85	1.53	632		1.79		1.79		(.65)
Class R-2E:
9/30/2019	59.52	(.18)	(1.69)	(1.87)	—	(3.31)	(3.31)	54.34	(1.82)	28		1.50		1.50		(.34)
9/30/2018	55.26	(.22)	6.98	6.76	—	(2.50)	(2.50)	59.52	12.61	24		1.50		1.50		(.38)
9/30/2017	47.07	(.14)	8.40	8.26	(.07)	—	(.07)	55.26	17.57	16		1.51		1.51		(.27)
9/30/2016	45.04	(.08)	4.94	4.86	—	(2.83)	(2.83)	47.07	11.32	6		1.51		1.51		(.20)
9/30/2015	48.67	.01	1.11	1.12	—	(4.75)	(4.75)	45.04	2.23 [5]	—	[6]	1.26	[5]	1.26	[5]	.01 [5]

See end of table for footnotes.

SMALLCAP World Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-3:
9/30/2019	$57.60	$(.10)	$(1.65)	$(1.75)	$—	$(3.31)	$(3.31)	$52.54	(1.67)%	$757		1.34%		1.34%		(.20)%
9/30/2018	53.47	(.14)	6.77	6.63	—	(2.50)	(2.50)	57.60	12.79	852		1.35		1.35		(.25)
9/30/2017	45.45	(.07)	8.13	8.06	(.04)	—	(.04)	53.47	17.74	844		1.35		1.35		(.14)
9/30/2016	43.56	(.09)	4.81	4.72	—	(2.83)	(2.83)	45.45	11.41	783		1.39		1.39		(.22)
9/30/2015	47.34	(.10)	1.07	.97	—	(4.75)	(4.75)	43.56	1.93	776		1.37		1.37		(.22)
Class R-4:
9/30/2019	59.71	.06	(1.68)	(1.62)	—	(3.31)	(3.31)	54.78	(1.37)	791		1.04		1.04		.11
9/30/2018	55.18	.03	7.00	7.03	—	(2.50)	(2.50)	59.71	13.13	894		1.04		1.04		.05
9/30/2017	46.89	.08	8.38	8.46	(.17)	—	(.17)	55.18	18.12	865		1.05		1.05		.17
9/30/2016	44.71	.04	4.97	5.01	—	(2.83)	(2.83)	46.89	11.76	764		1.07		1.07		.10
9/30/2015	48.33	.05	1.08	1.13	—	(4.75)	(4.75)	44.71	2.27	715		1.05		1.05		.10
Class R-5E:
9/30/2019	60.26	.18	(1.69)	(1.51)	—	(3.31)	(3.31)	55.44	(1.16)	39		.84		.84		.32
9/30/2018	55.55	.18	7.03	7.21	—	(2.50)	(2.50)	60.26	13.38	28		.84		.84		.31
9/30/2017	47.30	.18	8.42	8.60	(.35)	—	(.35)	55.55	18.33	12		.84		.84		.36
9/30/2016[7,14]	47.09	.12	2.92	3.04	—	(2.83)	(2.83)	47.30	7.01 [9]	—	[6]	.96	[12]	.95	[12]	.32 [12]
Class R-5:
9/30/2019	61.94	.22	(1.69)	(1.47)	—	(3.31)	(3.31)	57.16	(1.06)	376		.74		.74		.40
9/30/2018	56.99	.21	7.24	7.45	—	(2.50)	(2.50)	61.94	13.46	436		.75		.75		.36
9/30/2017	48.40	.24	8.64	8.88	(.29)	—	(.29)	56.99	18.48	424		.75		.75		.47
9/30/2016	45.94	.18	5.11	5.29	—	(2.83)	(2.83)	48.40	12.09	359		.77		.77		.41
9/30/2015	49.39	.20	1.10	1.30	—	(4.75)	(4.75)	45.94	2.57	474		.75		.75		.40
Class R-6:
9/30/2019	61.31	.26	(1.70)	(1.44)	—	(3.31)	(3.31)	56.56	(1.02)	8,031		.69		.69		.47
9/30/2018	56.40	.25	7.16	7.41	—	(2.50)	(2.50)	61.31	13.53	7,039		.69		.69		.42
9/30/2017	47.93	.26	8.54	8.80	(.33)	—	(.33)	56.40	18.51	5,289		.70		.70		.51
9/30/2016	45.49	.21	5.06	5.27	—	(2.83)	(2.83)	47.93	12.15	3,403		.71		.71		.48
9/30/2015	48.93	.22	1.09	1.31	—	(4.75)	(4.75)	45.49	2.63	2,269		.71		.71		.45

	Year ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[15]	39%	35%	32%	29%	33%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Amount less than $.01.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Annualized.
[13]	Amount less than .01%.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

30	SMALLCAP World Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the investment portfolio and the summary investment portfolio, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

November 7, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

SMALLCAP World Fund, Inc.

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-05888 and 1933 Act. No. 033-32785)

(a-1)	Articles of Incorporation – Articles of Incorporation effective as of 12/18/89 – previously filed (see Post-Effective (“P/E”) Amendment No. 13 filed 11/26/97, previously filed in paper); Articles of Amendment effective as of 12/21/89 – previously filed (see Post-Effective (“P/E”) Amendment No. 13 filed 11/26/97, previously filed in paper); Articles of Amendment effective as of 1/24/90 – previously filed (see P/E Amendment No. 13 filed 11/26/97); Articles Supplementary effective as of 6/2/94 – previously filed (see P/E Amendment No. 13 filed 11/26/97); Articles Supplementary effective as of 1/13/00 – previously filed (see P/E Amendment No. 17 filed 3/10/00); Articles Supplementary effective as of 1/24/01 – previously filed (see P/E Amendment No. 20 filed 3/12/01); Articles Supplementary effective as of 1/18/02 – previously filed (see P/E Amendment No. 22 filed 2/15/02); Articles Supplementary effective as of 6/9/00 – previously filed (see P/E Amendment No. 30 filed 7/1/08); Articles Supplementary effective as of 5/23/08 – previously filed (see P/E Amendment No. 30 filed 7/1/08); Articles Supplementary effective as of 9/25/08 – previously filed (see P/E Amendment No. 31 filed 11/28/08); Articles Supplementary dated 3/20/09 – previously filed (see P/E Amendment No. 32 filed 4/8/09); Articles Supplementary effective 7/2/14 – previously filed (see P/E Amendment No. 42 filed 8/28/14); Certificate of Correction effective 8/22/14 – previously filed (see P/E Amendment No. 42 filed 8/28/14); Articles Supplementary effective 9/4/15 – previously filed (see P/E Amendment No. 46 filed 10/29/15); Articles Supplementary effective 9/28/16 – previously filed (see P/E Amendment No. 52 filed 12/29/16); and Articles Supplementary dated 3/9/17 – previously filed (see P/E Amendment No. 54 filed 4/6/17)

(a-2)	Articles Supplementary dated 4/25/17; Articles Supplementary dated 1/8/19; and Articles Supplementary dated 4/14/20

(b)	By-laws – Amended and Restated By-laws effective 8/30/18 – previously filed (see P/E Amendment No. 58 filed 11/30/18)

(c)	Instruments Defining Rights of Security Holders – Form of share certificate - previously filed (see P/E Amendment No. 20 filed 3/12/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 12/1/18 – previously filed (see P/E Amendment No. 58 filed 11/30/18)

(e-1)	Underwriting Contracts – Form of Selling Group Agreement – previously filed (see P/E Amendment No. 56 filed 11/30/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 56 filed 11/30/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 56 filed 11/30/17); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 56 filed 11/30/17)

(e-2)	Form of Amended and Restated Principal Underwriting Agreement effective 10/30/20

(f)	Bonus or Profit Sharing Contracts - Deferred Compensation Plan effective 1/1/20

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/14/06 – previously filed (see P/E Amendment No. 29 filed 11/30/07)

(h-1)	Other Material Contracts - Form of Indemnification Agreement dated 7/1/04 - previously filed (see P/E Amendment No. 26 filed 11/30/04)

(h-2)	Form of Amended and Restated Shareholder Services Agreement effective 10/30/20; and Form of Amended and Restated Administrative Services Agreement effective 10/30/20

(i-1)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 13 filed 11/26/97; P/E Amendment No. 17 filed 3/8/00; P/E Amendment No. 20 filed 3/12/01; P/E Amendment No. 22 filed 2/14/02; P/E Amendment No. 23 filed 5/10/02; P/E Amendment No. 30 filed 7/1/08; P/E Amendment No. 32 filed 4/8/09; P/E Amendment No. 42 filed 8/28/14; P/E Amendment No. 46 filed 10/29/15; P/E Amendment No. 52 filed 12/29/16; and P/E Amendment No, 54 filed 4/6/17)

(i-2)	Legal Opinion

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements – None

(m)	Rule 12b-1 Plan – Class A shares Plan of Distribution – previously filed (see P/E Amendment No. 13 filed 11/26/97); Form of Class 529-A shares Plan of Distribution – previously filed (see P/E Amendment No. 22 filed 2/14/02); and Forms of Amended Plans of Distribution for Class C, F, 529-C, 529-E, 529-F, R-1, R-2, R-3 and R-4 shares – previously filed (see P/E Amendment No. 27 filed 11/30/05); Forms of Amendment to Plan of Distribution for Class F-1 and Class 529-F-1 dated 6/16/08 – previously filed (see P/E Amendment No. 30 filed 7/1/08); Form of Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 42 filed 8/28/14); and Plans of Distribution for Class T Shares and Class 529-T Shares dated 4/7/17 – previously filed (see P/E Amendment No. 56 filed 11/30/17)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan effective 6/30/20

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated October 2020; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article VIII of the Registrant’s Articles of Incorporation and Article V of the Registrant’s By-Laws as well as the indemnification agreements that the Registrant has entered into with each of its directors who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and directors against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)        American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global Insight Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds International Vantage Fund, American Funds Multi-Sector Income Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Income Builder, Capital Group Private Client Services Funds, Capital Group U.S. Equity Fund, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Albert Aguilar, Jr.	Assistant Vice President	None
LAO	C. Thomas Akin II	Regional Vice President	None
LAO	Colleen M. Ambrose	Vice President	None
LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	William C. Anderson	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Luis F. Arocha	Regional Vice President	None
LAO	Keith D. Ashley	Regional Vice President	None
LAO	Julie A. Asher	Assistant Vice President	None

LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Antonio M. Bass	Regional Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Scott G. Beckerman	Vice President	None
LAO	Bethann Beiermeister	Regional Vice President	None
LAO	Jeb M. Bent	Vice President	None
LAO	Matthew D. Benton	Vice President	None
LAO	Jerry R. Berg	Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None
LAO	Ryan M. Bickle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter D. Bjork	Regional Vice President	None
SNO	Nasaly Blake	Assistant Vice President	None
DCO	Bryan K. Blankenship	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Marek Blaskovic	Vice President	None

LAO	Matthew C. Bloemer	Regional Vice President	None
LAO	Jeffrey E. Blum	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jon T. Boldt	Regional Vice President	None
LAO	Jill M. Boudreau	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Vice President	None
LAO	William P. Brady	Senior Vice President	None
LAO	William G. Bridge	Vice President	None
IND	Robert W. Brinkman	Assistant Vice President	None
LAO	Jeffrey R. Brooks	Vice President	None
LAO	Kevin G. Broulette	Vice President, Capital Group Institutional Investment Services Division	None
LAO	E. Chapman Brown, Jr.	Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Elizabeth S. Brownlow	Assistant Vice President	None
IND	Jennifer A. Bruce	Assistant Vice President	None

LAO	Gary D. Bryce	Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jennifer L. Butler	Assistant Vice President	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Matthew S. Cameron	Regional Vice President	None
LAO	Anthony J. Camilleri	Vice President	None
LAO	Kelly V. Campbell	Senior Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
LAO	Kevin J. Carevic	Regional Vice President	None
LAO	Jason S. Carlough	Vice President	None
LAO	Kim R. Carney	Senior Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
IND	Gisele L. Carter	Assistant Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher M. Cefalo	Vice President	None

LAO	Joseph M. Cella	Regional Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Ibrahim Chaudry	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Daniel A. Chodosch	Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew T. Christos	Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None
IND	G. Michael Cisternino	Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
IND	David A. Clase	Vice President	None
LAO	Jamie A. Claypool	Regional Vice President	None
LAO	Kyle R. Coffey	Regional Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
SNO	Brandon J Cone	Assistant Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Greggory J. Cowan	Regional Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
IND	Jill R. Cross	Vice President	None
LAO	D. Erick Crowdus	Senior Vice President	None
SNO	Zachary A. Cutkomp	Regional Vice President	None
LAO	Hanh M. Dao	Vice President	None
LAO	Alex L. DaPron	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Kristofer J. DeBonville	Regional Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	Alexander J. Diorio	Regional Vice President	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Vice President	None

LAO	Ronald Q. Dottin	Vice President
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
SNO	Melissa A. Dreyer	Assistant Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Vice President	None
SNO	Bryan K. Dunham	Vice President	None
LAO	Sean P. Durkin	Regional Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Damian Eckstein	Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John A. Erickson	Assistant Vice President	None
LAO	Riley O. Etheridge, Jr.	Senior Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Bryan R. Favilla	Regional Vice President	None
LAO	Joseph M. Fazio	Regional Vice President	None
LAO	Mark A. Ferraro	Vice President	None

LAO	Brandon J. Fetta	Assistant Vice President	None
LAO	Kevin H. Folks	Vice President	None
LAO	David R. Ford	Vice President	None
LAO	William E. Ford	Vice President	None
IRV	Robert S. Forshee	Assistant Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Daniel Frick	Senior Vice President	None
LAO	Tyler L. Furek	Regional Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Regional Vice President	None
LAO	Brian K. Geiger	Vice President	None
LAO	Leslie B. Geller	Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Vice President	None
LAO	Kathleen D. Golden	Regional Vice President	None
NYO	Joshua H. Gordon	Assistant Vice President, Capital Group Institutional Investment Services Division	None

CHO	Claudette A. Grant	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Assistant Vice President	None
LAO	E. Renee Grimm	Senior Vice President	None
LAO	Scott A. Grouten	Vice President	None
SNO	Virginia Guevara	Assistant Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
SNO	Lori L. Guy	Regional Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Janna C. Hahn	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul B. Hammond	Senior Vice President	None
LAO	Philip E. Haning	Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None

LAO	David R. Hanna	Vice President	None
LAO	Brandon S. Hansen	Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Clifford W. “Webb” Heidinger	Vice President	None
LAO	Brock A. Hillman	Vice President, Capital Group Institutional Investment Services Division	None
IND	Kristin S. Himsel	Vice President	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	Dennis L. Hooper	Regional Vice President	None
LAO	Jessica K. Hooyenga	Regional Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	David K. Hummelberg	Director, Executive Vice President, Chief Operating Officer and Chief Financial Officer	None
LAO	Jeffrey K. Hunkins	Vice President	None

LAO	Angelia G. Hunter	Senior Vice President	None
LAO	Christa M. Iacono	Assistant Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None
LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Brendan M. Jonland	Vice President	None
LAO	Kathryn H. Jordan	Regional Vice President	None
LAO	David G. Jordt	Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Wassan M. Kasey	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Vice President	None
LAO	Jason A. Kerr	Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None
LAO	Nora A. Kilaghbian	Vice President	None
IRV	Michael C. Kim	Vice President	None

LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Regional Vice President	None
LAO	James M. Kreider	Vice President	None
LAO	Andrew M. Kruger	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None
LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew P. Laskowski	Vice President	None
LAO	Matthew N. Leeper	Senior Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Estela R. Levin	Senior Vice President	None
LAO	Lorin E. Liesy	Senior Vice President	None
IND	Justin L. Linder	Assistant Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Heather M. Lord	Senior Vice President	None
LAO	Reid A. Luna	Vice President, Capital Group Institutional Investment Services Division	None
CHO	Karin A. Lystad	Assistant Vice President, Capital Group Institutional Investment Services Division	None

LAO	Peter K. Maddox	Regional Vice President	None
LAO	James M. Maher	Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Jeffrey N. Malbasa	Regional Vice President	None
LAO	Usma A. Malik	Vice President	None
LAO	Brooke M. Marrujo	Senior Vice President	None
LAO	Kristan N. Martin	Regional Vice President	None
CHO	James M. Mathenge	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Stephen B. May	Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None
LAO	Timothy W. McHale	Secretary	None
SNO	Michael J. McLaughlin	Assistant Vice President	None
LAO	Max J. McQuiston	Vice President	None
LAO	Curtis D. Mc Reynolds	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Paulino Medina	Regional Vice President	None
LAO	Christopher J. Meek	Regional Vice President	None
LAO	Britney L. Melvin	Vice President	None
LAO	Simon Mendelson	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	Conrad F. Metzger	Regional Vice President	None

LAO	Benjamin J. Miller	Regional Vice President	None
LAO	Jennifer M. Miller	Regional Vice President	None
LAO	Jeremy A. Miller	Regional Vice President	None
LAO	Tammy H. Miller	Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Regional Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Robert P. Moffett III	Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
CRDM	Christopher Moore	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph M. Mulcahy	Regional Vice President	None
NYO	Timothy J. Murphy	Senior Vice President	None
LAO	Christina M. Neal	Assistant Vice President	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Senior Vice President	None
LAO	William E. Noe	Senior Vice President	None

LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Arthur B. Oliver	Vice President	None
LAO	Peter A. Olsen	Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
IND	Susan L. Oman	Assistant Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Vincent A. Ortega	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Vice President	None
LAO	Kristina E. Page	Vice President	None
LAO	Christine M. Papa	Regional Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None
LAO	Ingrid S. Parl	Regional Vice President	None
LAO	William D. Parsley	Regional Vice President	None

LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President	None
LAO	Harry A. Phinney	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Senior Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael E. Pollgreen	Assistant Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Darrell W. Pounders	Regional Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Ryan E. Radtke	Regional Vice President	None

LAO	James R. Raker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sunder R. Ramkumar	Senior Vice President	None
LAO	Rachel M. Ramos	Assistant Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Lesley P. Reinhart	Regional Vice President	None
LAO	Michael D. Reynaert	Regional Vice President	None
LAO	Adnane Rhazzal	Regional Vice President	None
IND	Richard Rhymaun	Vice President	None
LAO	Christopher J. Richardson	Vice President	None
SNO	Stephanie A. Robichaud	Assistant Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Vice President	None
LAO	Bethany M. Rodenhuis	Senior Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None
LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Senior Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None

SNO	Richard R. Salinas	Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Raj S. Sarai	Vice President	None
LAO	Keith A. Saunders	Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Michael A. Schweitzer	Senior Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connor P. Slein	Regional Vice President	None
LAO	Melissa A. Sloane	Vice President	None
CHO	Jason C. Smith	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joshua J. Smith	Regional Vice President	None
LAO	Taylor D. Smith	Regional Vice President	None
SNO	Stacy D. Smolka	Senior Vice President	None
LAO	Stephanie L. Smolka	Regional Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
LAO	Charles V. Sosa	Regional Vice President	None

LAO	Alexander T. Sotiriou	Regional Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Margaret V. Steinbach	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Vice President	None
LAO	Allison M. Straub	Regional Vice President	None
LAO	Valerie B. Stringer	Regional Vice President	None
LAO	John R. Sulzicki	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Scott E. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
LAO	Ryan D. Tiernan	Senior Vice President	None
LAO	Emily R. Tillman	Vice President	None
LAO	Russell W. Tipper	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Vice President	None
LAO	Michael J. Triessl	Director	None
LAO	Shaun C. Tucker	Senior Vice President	None
LAO	Kate M. Turner	Regional Vice President	None

IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Idoya Urrutia	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Joe M. Valencia	Regional Vice President	None
LAO	Patrick D. Vance	Vice President	None
LAO	Veronica Vasquez	Assistant Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Cynthia G. Velazquez	Assistant Vice President	None
LAO	Srinkanth Vemuri	Senior Vice President	None
LAO	Spilios Venetsanopoulos	Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Austin J. Vierra	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert D. Vigneaux III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jayakumar Vijayanathan	Senior Vice President	None
LAO	Julie A. Vogel	Regional Vice President	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Jon N. Wainman	Vice President	None
ATO	Jason C. Wallace	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Chris L. Wammack	Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Vice President	None
LAO	N. Dexter Williams	Senior Vice President	None
LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None

LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None
LAO	Connie R. Zeender	Regional Vice President	None

__________

HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, 6455 Irvine Center Drive, Irvine, California 92618, and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 28th day of October, 2020.

SMALLCAP World Fund, Inc.

By: /s/ Paul F. Roye

(Paul F. Roye, Executive Vice President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on October 28, 2020, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Paul F. Roye	Executive Vice President
Paul F. Roye

(2)	Principal Financial Officer and
Principal Accounting Officer:
	/s/ Hong T. Le	Treasurer
Hong T. Le

(3)	Directors:

	Joseph C. Berenato*	Director
	Joseph J. Bonner*	Director
	Mary Anne Dolan*	Chairman of the Board (Independent and Non-Executive)
	Brady L. Enright*	Senior Vice President and Director
	John G. Freund*	Director
	Yvonne L. Greenstreet*	Director
	Linda Griego*	Director
	Leonade D. Jones*	Director
	Sharon I. Meers*	Director
	Anne-Marie Peterson*	Director
	Kenneth M. Simril*	Director
	Christopher E. Stone*	Director

By*	/s/ Michael W. Stockton
(Michael W. Stockton, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Clara K. Wee

(Clara K. Wee, Counsel)

POWER OF ATTORNEY

I, Joseph C. Berenato, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds Global Insight Fund (File No. 333-233375, File No. 811-23468)
-	American Funds International Vantage Fund (File No. 333-233374, File No. 811-23467)
-	Capital Group Emerging Markets Total Opportunities Fund (File No. 333-176635, File No. 811-22605)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Emerging Markets Growth Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Sandra Chuon Brian C. Janssen Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 8th day of November, 2019.

(City, State)

/s/ Joseph C. Berenato

Joseph C. Berenato, Board member

POWER OF ATTORNEY

I, Joseph J. Bonner, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Joseph J. Bonner

Joseph J. Bonner, Board member

POWER OF ATTORNEY

I, Mary Anne Dolan, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Mary Anne Dolan

Mary Anne Dolan, Board member

POWER OF ATTORNEY

I, Brady L. Enright, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Brady L. Enright

Brady L. Enright, Board member

POWER OF ATTORNEY

I, John G. Freund, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ John G. Freund

John G. Freund, Board member

POWER OF ATTORNEY

I, Yvonne L. Greenstreet, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Yvonne L. Greenstreet

Yvonne L. Greenstreet, Board member

POWER OF ATTORNEY

I, Linda Griego, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Linda Griego

Linda Griego, Board member

POWER OF ATTORNEY

I, Leonade D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Leonade D. Jones

Leonade D. Jones, Board member

POWER OF ATTORNEY

I, Sharon I. Meers, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Sharon I. Meers

Sharon I. Meers, Board member

POWER OF ATTORNEY

I, Anne-Marie Peterson, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Anne-Marie Peterson

Anne-Marie Peterson, Board member

POWER OF ATTORNEY

I, Kenneth M. Simril, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Kenneth M. Simril

Kenneth M. Simril, Board member

POWER OF ATTORNEY

I, Christopher E. Stone, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Laurie D. Neat Michael W. Stockton Courtney R. Taylor Jane Y. Chung Susan K. Countess Julie E. Lawton	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of January, 2019.

(City, State)

/s/ Christopher E. Stone

Christopher E. Stone, Board member